                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-06136

                              HOMESTEAD FUNDS, INC.
     -----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              4301 Wilson Boulevard
                               Arlington, VA 22203
               (Address of principal executive offices - Zip code)

                              Denise Trujillo, Esq.
                              Homestead Funds, Inc.
                              4301 Wilson Boulevard
                               Arlington, VA 22203
                   (Name and address of the agent for service)

                                   Copies to:
                             Michael Berenson, Esq.
                           Morgan, Lewis & Bockius LLP
                         1111 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004
                  (Name and addresses of the agent for service)

       Registrant's telephone number, including area code: (703) 907-6029

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

                                           HOMESTEAD FUNDS
(PICTURE)
                                       SEMI-ANNUAL REPORT
                                            JUNE 30, 2004

                                     - Daily Income

                                     - Short-Term Government Securities

                                     - Short-Term Bond

                                     - Stock Index

                                     - Value

                                     - Small-Company Stock

                                     - International Stock Index

                                     - Nasdaq-100 Index Tracking Stock(SM)

                             (HOMESTEAD FUNDS LOGO)

THIS PAGE INTENTIONALLY LEFT BLANK.

(PICTURE)

TABLE OF CONTENTS

PERFORMANCE EVALUATION

            Daily Income                                                 4-5
            Homestead Bond Funds: Short-Term
               Government Securities and Short-Term Bond                 6-9
            Stock Index                                                10-11
            Value                                                      12-14
            Small-Company Stock                                        15-17
            International Stock Index                                  18-20
            Nasdaq-100 Index Tracking Stock(SM)                        21-23

PROXY VOTING POLICIES AND RECORD                                          24
PORTFOLIO OF INVESTMENTS
            Daily Income                                               27-29
            Short-Term Government Securites                            30-32
            Short-Term Bond                                            33-40
            Stock Index                                                   41
            Value                                                      42-43
            Small-Company Stock                                        44-45
            International Stock Index                                     46
            Nasdaq-100 Index Tracking Stock(SM)                           47
FINANCIAL STATEMENTS                                                   48-53
FINANCIAL HIGHLIGHTS                                                   54-61
NOTES TO FINANCIAL STATEMENTS                                          62-65
DIRECTORS AND OFFICERS                                                    66
APPENDIX A - State Street Equity 500 Index Portfolio                    I-XV
APPENDIX B - State Street MSCI(R) EAFE(R) Index Portfolio              i-xxv
APPENDIX C - Nasdaq-100 Index Tracking Stock(SM)                           a

DAILY INCOME FUND
Investment commentary for the period ended June 30, 2004, provided by portfolio manager Patricia Murphy. Comments prepared July 14, 2004.

ECONOMIC LANDSCAPE
Interest rates began the year at historic low levels and remained there for most of the first half of 2004. Strong employment numbers started to appear during the second quarter. This, combined with other evidence of the economy's vibrancy, prompted the Federal Reserve to begin the process of tightening rates in order to keep a lid on inflation. The Fed's monetary policy objective is a balancing act: to provide enough stimulus for the economy to grow but not so much that it triggers excessively higher prices.

                                                                    Six-Months
TOTAL RETURN                                                      Ended 6/30/04
--------------------------------------------------------------------------------
Daily Income Fund                                                     0.22%


On June 30, the Fed took the first step in a series of tightening moves by raising its target for the federal funds rate by 25 basis points to 1.25%. The federal funds rate -- the rate banks charge each other on overnight loans to meet reserve requirements -- is a key driver of other short-term rates.

FUND RESULTS
Money market yields closely track the federal funds rate and thus the Fund's yield remained low through the period. The good news for money market investors is that fund yields should be quick to trend higher. That's because the securities we invest in have very short maturities. Principal is returned to the Fund promptly and available for reinvestment at prevailing market rates, which are now on an upward course.

Assuming the Fed continues to slowly raise rates, as all indications suggest, investors can expect the Daily Income Fund's return to also increase at that same measured pace.

Money market funds are low-risk investments designed to preserve share value. Accordingly, the Fund adheres to very strict maturity limits and credit quality standards. The maturity of any security in the Fund's portfolio must be 13 months or less, and the Fund invests only in debt instruments with very high credit ratings.


Even with this very tightly defined investment arena, there are a few ways that we approach investment selection in order to lock in incrementally higher yields. First, as we are at a turning point in the interest rate cycle, one of our objectives has been to keep the portfolio liquid, so we can be quick to reinvest as rates rise and better yielding securities come to market. Also, even within the very narrow credit range that we have to work with, there can be slight variations in yields due to market events, the business outlook for a specific issuer or security structure, and these variations can present buying opportunities. We try to identify those select situations that can result in a slight yield advantage but are also still consistent with the Fund's credit quality standards and maturity limitations.

OUTLOOK
The economy's solid expansion and steady improvement in the labor markets prompted the Fed to begin a course of interest rate increases. The transition to a higher rate environment is likely to play out over a long time period.

DAILY INCOME FUND

The Fed does not yet see a worrisome level of inflation and expects that adjustments to its accommodative monetary policy can be slow and steady.

With the economy on firm footing and the Fed's course established, investors can anticipate that money market yields will drift higher on pace with the rise in short-term rates.

Thank you for your investment in the Fund.

PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION

                                  on 12/31/03                      on 6/30/04
--------------------------------------------------------------------------------
Commercial paper                     67.5%                            49.5%
--------------------------------------------------------------------------------
Corporate bonds                      11.6%                            33.6%
--------------------------------------------------------------------------------
U.S. Government obligations          15.9%                            16.9%
--------------------------------------------------------------------------------
Cash equivalents                      5.0%                             0.0%
--------------------------------------------------------------------------------
  Total                               100%                             100%
================================================================================



                                      on 12/31/03                   on 6/30/04
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY               54 days                       67 days
--------------------------------------------------------------------------------


YIELD
Annualized 7-day compound yield (quoted 6/30/04)                        0.53%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/04

                                                                       Since
                                                                       Inception
                            1 Year          5 Year        10 Year      (11/90)
--------------------------------------------------------------------------------
Daily Income Fund           0.44%           2.74%         3.80%        3.81%
--------------------------------------------------------------------------------

The yield quotation more closely reflects the current earnings of the Fund than the total return. Past performance is not predictive of future performance. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares. The Daily Income Fund's average total returns are net of any fee waivers and reimbursements.

HOMESTEAD BOND FUNDS:
SHORT-TERM GOVERNMENT SECURITIES FUND AND SHORT-TERM BOND FUND
Investment commentary for the period ended June 30, 2004, provided by portfolio manager Doug Kern. Comments prepared July 7, 2004.

ECONOMY AND INTEREST RATES
The debate as to whether the nation was experiencing a "jobless recovery" effectively ended with the March employment report, which showed a large gain in nonfarm payroll employment. The momentum continued through April and May before slowing somewhat in June. For the first half of 2004, a robust 1.27 million new jobs were added to the nation's economy.

The Consumer Price Index (CPI) -- an indicator of inflation -- also moved higher. For the 12 months ending June 30, 2004, the CPI rose an annualized 3.3% compared to a 1.9% increase for all of the previous calendar year. This Index measures the average change in the price of goods and services typically purchased by households.

Higher commodity prices -- particularly oil -- contributed to the rising cost of consumer goods. When companies have to pay more for the energy and raw materials they need to produce goods and services, those costs are eventually passed along to consumers in the form of rising prices. Also, "Corporate America" has started to obtain some pricing power now that the economy has strengthened, and we have seen continued pressure on housing and health care costs. Labor costs have so far been relatively well contained.

Early in the year, bond market investors were giving some serious thought to the possibility that the Federal Reserve would not take any steps to raise interest rates at all in 2004. The chance that this period of low rates would continue for a longer time put downward pressure on bond yields during the first quarter. However, by early April, investors had moved the Fed's tightening schedule forward to mid-year and bond yields trended higher.

The Fed did in fact step in on June 30 and raised its target for the federal funds rate by 25 basis points to 1.25%. This is the first of possibly many actions to take away excess liquidity no longer needed by the economy or financial markets. The federal funds rate has been below the inflation rate for almost two years -- the longest stretch of negative real (inflation-adjusted) rates since the period of 1974 to 1976. With the economy continuing to improve, inflation moving higher and job creation kicking into gear, it is not a surprise that bond yields moved higher during the second quarter.

MARKET CONDITIONS AND FUND PERFORMANCE
Generally, yields went up enough that most fixed-income securities had at best mildly positive returns for this six-month period. Returns on Treasury securities were slightly negative beyond the money market universe. Other sectors of the bond market such as corporates, asset-backed instruments and, in particular, mortgage-backed securities did marginally better.

                                                                     Six-Months
TOTAL RETURNS                                                      Ended 6/30/04
--------------------------------------------------------------------------------
Short-Term Government
Securities Fund                                                         0.21%
Merrill Lynch 1-5 Year
U.S. Treasury Index                                                   - 0.17%
--------------------------------------------------------------------------------
Short-Term Bond Fund                                                    0.04%
Merrill Lynch 1-5 Year
Govt./Corp. Index                                                     - 0.08%

Both of Homestead's short-term bond funds outperformed their comparative indices, generally as a result of their more defensive portfolio structure and exposure to mortgage-backed securities. The Funds usually beat the indices when rates trend higher and lag them when rates decline. That's because the Funds' effective maturities are typically shorter than the indices', which makes the Funds less sensitive to changes in interest rates.

For both Funds, our approach has been to look for strategic opportunities to lock in better yields. These could include, for example, the small rate peaks that occur as investors react to the latest economic data or Fed comment. We also continue to make selective purchases in the mortgage arena. For instance, we have been utilizing mortgages with adjustable-rate features or shorter final maturities (such as 15-year mortgages).

In the Short-Term Government Securities Fund, we continued to invest in U.S. Treasury issues and securities issued by full faith and credit government agencies, such as the Small Business Administration and the U.S. Department of Housing and Urban Development.

In the Short-Term Bond Fund, we concentrated on high-grade corporate issues, with a particular emphasis on money market maturities, as well as agency-issued and asset-backed securities. In our last report to you we explained that prices for the asset-backed securities issued by one entity had become depressed as a result of problems in the loan servicing function. This disruption caused rising loan delinquencies and, therefore, a reduction of cash flows to the underlying trusts. The new loan servicer has been successful in halting the rise in delinquencies but expects it will be later in the year before the majority of troubled loans can be brought back to conforming status. Our view is still that these problems can be resolved and that the securities will return to more normal valuations. For this reporting period, these securities continued to be a drag on the Fund's return; however, the negative performance impact was considerably less in this year's first half than in the prior six-month period.

OUTLOOK
The Fed is beginning a rate-tightening schedule that could conceivably last for years. We expect it will move very slowly to take the fed funds rate back to neutral -- a number that probably falls in the 3% to 4% range -- with that not occurring perhaps until 2006. Bond yields may climb irregularly higher for quite some time. Unlike in 1994, the bond market has been fairly well prepared for these Fed moves and dramatic yield increases are much less likely to occur. Given our expectation for generally rising rates, both Funds will remain relatively defensively positioned.


We appreciate your business and continued confidence in Homestead Funds.

SHORT-TERM GOVERNMENT SECURITIES FUND

PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION

                                          on 12/31/03                on 6/30/04
--------------------------------------------------------------------------------
U.S. Treasuries                              64.7%                      66.7%
--------------------------------------------------------------------------------
Government-guaranteed agencies               10.8%                      13.6%
--------------------------------------------------------------------------------
Mortgage-backed securities                    9.4%                       8.5%
--------------------------------------------------------------------------------
Asset-backed securities                      10.3%                       9.6%
--------------------------------------------------------------------------------
Cash equivalents                              4.8%                       1.6%
--------------------------------------------------------------------------------
  Total                                       100%                       100%
================================================================================

                                          on 12/31/03                on 6/30/04
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                 2.94 years                 2.91 years
--------------------------------------------------------------------------------

YIELD

Annualized 30-day SEC yield (quoted 6/30/04)                           1.61%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/04

                                                                       Since
                                                                       Inception
                                              1 Year      5 Year       (5/95)
--------------------------------------------------------------------------------
Short-Term Government Securities Fund         0.38%       4.22%         4.72%
--------------------------------------------------------------------------------
Merrill Lynch 1-5 Year U.S. Treasury Index    0.08%       5.57%         6.02%
--------------------------------------------------------------------------------


PERFORMANCE COMPARISON
                               (PERFORMANCE GRAPH)

                                 May 95   Dec 95   Dec 96   Dec 97   Dec 98   Dec 99   Dec 00   Dec 01   Dec 02   Dec 03   June 04
Homestead Short-Term
Government Securities Fund        10000    10544   11014    11645    12286    12640     13528   14365    15057    15235     15267

Merrill Lynch 1-5 Year
U.S. Treasury Index               10000    10757   11238    12037    12970    13234     14409   15614    16780    17125     17096


Comparison of the change in value of a $10,000 investment in the Fund at inception and the Merrill Lynch 1-5 Year U.S. Treasury Index. Past performance is not predictive of future performance. The Short-Term Government Securities Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

SHORT-TERM BOND FUND

PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION

                                          on 12/31/03              on 6/30/04
--------------------------------------------------------------------------------
Corporate bonds                              37.0%                    41.8%
--------------------------------------------------------------------------------
Mortgage-backed securities                   13.9%                    15.7%
--------------------------------------------------------------------------------
Asset-backed securities                      18.1%                    16.4%
--------------------------------------------------------------------------------
U.S. Government obligations                  22.2%                    25.1%
--------------------------------------------------------------------------------
Commercial paper                              5.9%                     1.0%
--------------------------------------------------------------------------------
Cash equivalents                              2.9%                     0.0%
--------------------------------------------------------------------------------
  Total                                       100%                     100%
================================================================================


                                      on 12/31/03                  on 6/30/04
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY             2.80 years                   2.80 years
--------------------------------------------------------------------------------

YIELD

Annualized 30-day SEC yield (quoted 6/30/04)                           2.60%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/04

                                                                         Since
                                                                       Inception
                                          1 Year    5 Year   10 Year    (11/91)
--------------------------------------------------------------------------------
Short-Term Bond Fund                      0.21%     4.78%    5.49%       5.45%
--------------------------------------------------------------------------------
Merrill Lynch 1-5 Year Corp./Gov. Index   0.40%     6.05%    6.37%       6.27%
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
                              (PERFORMANCE GRAPH)

                    Nov 91  Dec 92  Dec 93  Dec 94  Dec 95  Dec 96  Dec 97  Dec 98  Dec 99  Dec 00  Dec 01  Dec 02  Dec 03  June 04
Homestead
Short-Term
Bond Fund           10000   10842   11560   11570   12820   13482   14374   15294   15785   17022   18236   19207   19565    19573

Merrill Lynch
1-5 Year
Corp./Gov. Index    10000   11007   11792   11727   13247   13858   14850   15990   16341   17793   19390   20924   21615    21597

Comparison of the change in value of a $10,000 investment in the Fund at inception and the Merrill Lynch 1-5 Year Corp./Gov. Index. Past performance is not predictive of future performance. The Short-Term Bond Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

STOCK INDEX FUND
Investment commentary for the period ended June 30, 2004, provided by SSgA, manager for the State Street Equity 500 Index Portfolio.

MARKET CONDITIONS
After a very strong 2003, the markets ushered in 2004 on a strong note and posted some healthy gains in January and February. The S&P 500 Index gained 1.69% in the first quarter and 1.72% in the second quarter for a year-to-date advance of 3.44%.

Instability in Iraq, higher oil prices and the prospect of Fed tightening to combat inflation (the Fed raised rates by 0.25% on June 30) all contributed to a cautious market. By the end of April, most equity markets were posting losses, but a comeback in May and June as the economy's outlook brightened helped equities end in positive territory.

FUND PERFORMANCE
While large-cap stocks did lag small caps for the first quarter and year-to-date, they outperformed mid caps in the second quarter. The S&P SmallCap 600 Index rose 3.60% in the second quarter while the S&P MidCap 400 Index gained just 0.97%. Year-to-date, the small caps continue to dominate with a return of 10.05%, bettering large caps by almost 7%.

The ten economic sectors posted mixed results in the Index in the second quarter. Not surprisingly, energy was a top performer due to rising oil prices, gaining almost 8%. Industrials, led by GE, also performed very well. GE had a share increase from an acquisition in April, and also moved from being solely a growth stock in the Russell Indexes to mostly value, leading to increased demand from indexers. Financials was the worst performer in Q2, losing 2.4%, on the back of higher interest rate concerns. Year-to-date all sectors are in positive territory, with energy leading the way.

The top contributors to the Index`s return in Q2 were Microsoft (+14.5%), Exxon Mobil (+6.8%) and GE (+6.2%). Citigroup ( - 10%), Wal-Mart ( - 11.6%) and Texas Instruments ( - 17.2%) were the largest detractors during the quarter.

                                                                     Six-Months
TOTAL RETURNS                                                      Ended 6/30/04
--------------------------------------------------------------------------------
Stock Index Fund                                                        3.14%
Standard & Poor's 500 Stock Index                                       3.44%

There were three Index changes during the first quarter and six in the second quarter. In Q1, M&T Bank replaced Concord EFS which was purchased by First Data, Caremark replaced Tupperware which was moved to the midcap index, and E*Trade replaced FleetBoston which was purchased by Bank of America. In Q2, some of the changes were due to consolidation in the financial industry. Travelers Property Casualty (B), John Hancock and Bank One left the Index and were replaced with Affiliated Computer Services, Valero Energy and Gilead Sciences. Other additions to the Index included Sovereign Bancorp, Hospira Inc. and Mylan Laboratories.

STOCK INDEX FUND

PORTFOLIO COMPOSITION

TOP EQUITY HOLDINGS OF THE STATE STREET EQUITY 500 INDEX PORTFOLIO ON 6/30/04

                                                                 % of total
                                           Industry             market value
================================================================================
General Electric Co.               Industrial Conglomerates         3.1%
--------------------------------------------------------------------------------
Microsoft Corp.                            Software                 2.8%
--------------------------------------------------------------------------------
ExxonMobil Corp.                           Oil & Gas                2.6%
--------------------------------------------------------------------------------
Pfizer, Inc.                            Pharmaceuticals             2.4%
--------------------------------------------------------------------------------
Citigroup, Inc.                           Financials                2.2%
================================================================================

TOTAL RETURNS
period ended 6/30/04

                                                                      Since
                                                                      Inception
                                             1 Year                  (10/99)
--------------------------------------------------------------------------------
Stock Index Fund                             18.19%                  -2.68%
--------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index            19.11%                  -1.97%
================================================================================

PERFORMANCE COMPARISON

(PERFORMANCE GRAPH)

                                       Oct-99       Dec-99         Dec-00     Dec-01       Dec-02      Dec-03      Jun-04
Homestead Stock Index Fund           $10,000.00    $10,965.00    $9,904.00   $8,661.00    $6,696.00  $8,540.00    $8,808.00
Standard & Poor's 500 Stock Index    $10,000.00    $10,969.00    $9,971.00   $8,787.00    $6,845.00  $8,808.00    $9,111.00

Comparison of the change in value of a $10,000 investment in the Fund at inception and the S&P 500 Index. Past performance is not predictive of future performance. The Stock Index Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

VALUE FUND

Investment commentary for the period ended June 30, 2004, provided by portfolio manager Stuart Teach. Comments prepared July 13, 2004.

MARKET CONDITIONS

The overall stock market, represented by the Standard & Poor's 500 Stock Index, made progress in the first six months of 2004. Stocks in general did not maintain the same torrid pace as in 2003. Stocks had rallied strongly off a bottom and the market's momentum would eventually have to slow. That is what occurred in the first half of 2004.

Major factors in determining the market's performance in the first half of the year were higher interest rates and job growth. One of these conditions--higher interest rates--is generally viewed as negative for stocks. Rising interest rates tend to throw the brakes on economic growth and make it more expensive for businesses to borrow money for operations or expansion. The other--improving labor market conditions--typically bodes well for stocks since this supports the outlook for continued economic growth. Investors focused on the strength of the economy in the first half of the year and this translated into a gain for the overall market.

FUND PERFORMANCE

The Fund gained 5.87% for the first six months and its benchmark index, the S&P 500, increased 3.44%. Our better-than-Index results were due in part to our having a relatively higher percentage of assets invested in the energy, materials, industrials and financial sectors. Energy and industrials were among the strongest performing groups for the six months. Our low exposure to information technology relative to the Index was also of benefit.

                                                                   Six-Months
TOTAL RETURNS                                                     Ended 6/30/04
-------------------------------------------------------------------------------
Value Fund                                                           5.87%
Standard & Poor's 500 Stock Index                                    3.44%

During the first six months we eliminated positions in Bell South, Ford Motor Company and Tenet Healthcare. We felt the competitive nature of the regional and long distance telecommunications business had increased such that growth would become more difficult and pricing would likely deteriorate further in the years ahead. Ford Motor Company had appreciated substantially from the prices at which it had been purchased in 2003 and, while Ford had made tremendous progress in its operations, we felt further improvement would likely prove more difficult. In the case of Tenet Healthcare, soon after making an initial investment in the company, further information was disclosed that significantly diminished our expectations for and the timing of future prospects of the company, so it was eliminated from the portfolio.

We continued to add to positions in El Paso (energy company), CIT Group (industrial finance), Bank of America, Hewlett Packard, Comerica (Michigan-based mid-cap bank) and the health-care companies Bristol Myers Squibb and Abbott Labs.

We took initial positions in Dean Foods, a company specializing in dairy and milk products, and Genworth

Financial, a diversified insurance company. Dean Foods, one of the leading dairy companies in the United States, has been successful in growing its business through acquisitions and could itself become an attractive takeover target. Genworth Financial was part of General Electric Company until it was recently spun out on its own. The company is a leader in title insurance, life insurance and long-term care insurance. In our view, Genworth has good growth prospects and the stock was attractively priced when first offered on the public market.

OUTLOOK

Looking ahead into the second half of 2004, we believe the outlook for equities is generally positive. However, unlike 2003, when the stock market made its traditionally strong advance on the expectation of a rebound in the economy, 2004's results are likely to be less robust.

The economy continues to grow and, while the Federal Reserve boosted interest rates at the end of June and is expected to make additional tightening moves later in the year, interest rates are likely to remain low by recent historical standards through the end of 2004 and into 2005. In this environment, we should be able to continue to find investment candidates that meet our value criteria. Also, from time to time, events cause our present holdings to dip in price to a level where we are comfortable adding to our positions. As always, when prices of our individual holdings reach a point where we feel full value has been achieved we let those holdings go.

Thank you for your continued confidence and for your investment in the Fund.

VALUE FUND

PORTFOLIO COMPOSITION
TOP HOLDINGS ON 6/30/04

                                                                    % of total
                                            Industry               market value
================================================================================
Genuine Parts Co.               Trading Companies & Distributers       4.3%
--------------------------------------------------------------------------------
JP Morgan Chase & Co.            Diversified Financial Services        4.2%
--------------------------------------------------------------------------------
Wendy's International, Inc.      Hotels, Restaurants & Leisure         4.2%
--------------------------------------------------------------------------------
Tyco International Ltd.             Industrial Conglomerates           4.2%
--------------------------------------------------------------------------------
Bemis Co., Inc.                      Containers & Packaging            4.1%
================================================================================

AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/04

                                                                         Since
                                                                       Inception
                                      1 Year       5 Year    10 Year    (11/90)
--------------------------------------------------------------------------------
Value Fund                             22.22%       2.87%     11.26%     11.88%
--------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index      19.11%      -2.21%     11.83%     12.15%
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
   (000)

- Homestead Value Fund

- Standard & Poor's 500 Stock Index

(PERFORMANCE GRAPH)

                     Standard & Poor's 500
                       Stock Index            Homestead Value Fund
         Nov-90          $10,000.00               $10,000.00
         Dec-91          $13,403.00               $11,784.00
         Dec-92          $14,423.00               $13,161.00
         Dec-93          $15,807.00               $15,639.00
         Dec-94          $16,079.00               $16,029.00
         Dec-95          $22,115.00               $21,444.00
         Dec-96          $27,189.00               $25,292.00
         Dec-97          $36,257.00               $32,044.00
         Dec-98          $46,618.00               $34,708.00
         Dec-99          $56,606.00               $33,595.00
         Dec-00          $52,118.00               $36,835.00
         Dec-01          $45,929.00               $39,010.00
         Dec-02          $35,782.00               $34,503.00
         Dec-03          $46,040.00               $43,529.00
         Jun-04          $47,625.00               $46,082.00


Comparison of the change in value of a $10,000 investment in the Fund at inception and the S&P 500 Index. Past performance is not predictive of future performance. The Value Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

SMALL-COMPANY STOCK FUND

Investment commentary for the period ended June 30, 2004, provided by portfolio manager Stuart Teach. Comments prepared July 12, 2004.

MARKET CONDITIONS

The economy continued to strengthen during the first half of 2004 and presently most signs support the outlook for continued expansion. Job creation improved further in the second quarter after a significant increase in March. At the same time interest rates began to creep back up.

The overall stock market as measured by the Standard & Poor's 500 Stock Index increased 3.44% in the first half of the year. The landscape has changed somewhat, but the major conditions that have been in place for the past eighteen months are still intact: historically low interest rates, relatively higher energy prices and a continuing improvement in the overall economy. Capital spending continues to improve as managements' confidence in the strength of the economy grows and companies show a greater willingness to expand operations or take steps to improve productivity.

FUND PERFORMANCE

The Fund gained 2.45% for the first six months and its benchmark index the Russell 2000 Index increased 6.76%. The general reason for the Fund's falling behind the Index for this reporting period was that while the portfolio had sizable commitments to some of the better performing industry groups (energy and industrials) and was underrepresented in some of the weaker universes (financials), our stock picks in those categories did not perform as well as the Index's. We did well in consumer staples. Here, our higher-than-Index commitment to this sector was positive for performance, and the Fund's stock picks outperformed the Index's holdings.

                                                                   Six-Months
TOTAL RETURNS                                                     Ended 6/30/04
-------------------------------------------------------------------------------
Small-Company Stock Fund                                              2.45%
Russell 2000 Index                                                    6.76%

During the first six months we eliminated positions in Charming Shoppes and FMC Corporation. We concluded that while significant improvement in Charming Shoppes' retail clothing operations had been made and the stock price had increased as a result, further improvement would likely be more difficult. In the case of FMC Corporation, the cyclical rebound of its chemical operations came to be fully reflected in the stock price. Once the stock had reached our expectations for valuation, we sought more attractive investment opportunities elsewhere.

We continued to add to positions in a number of the companies we initially bought stock in last fall. These purchases included Overnite Corporation, a trucking company that has seen its business improve with the strengthening economy. The stock has done well for us: its price has increased 32% since March. We also increased our position in the restaurant company O'Charley's, which has had relatively flat performance; however, business has improved and we believe this will ultimately be reflected in the stock price.

We took initial positions in Asset Acceptance Corporation, a debt collection company, and Varco International, a supplier of oil field services and equipment. Asset Acceptance Corporation, while just completing its initial public offering, traces its roots back to 1962. The company has an experienced management team and should benefit from an expanding market for their credit collection business. As the economy continues to improve, job growth and increasing wealth tend to boost repayment rates. It appears that in order to meet the energy demands of the future, both here in the United States and around the world, exploration for petrochemicals will be in greater demand. Varco International should benefit from the expected increase in exploration spending.

Finally, we added to our position in Western Digital, a maker of magnetic disk drives. While a competitive business, demand for disk drive products continues to increase as more applications are found for them. The next wave of personal audio and video recording devices incorporate disk drives as a critical component.

OUTLOOK

Conditions for stocks appear generally positive. The economy is expanding solidly and, while the Federal Reserve will likely continue to take some of the monetary stimulus that supported the recovery out of the market, interest rates are still low by historic measures and should sufficiently accommodate future growth. For the stock market generally, the biggest risk may be that the market has already bounced back quite strongly. A continued advance is certainly possible for the balance of 2004, but we would expect the gain for the year to be a single-digit rather than double-digit result.

We continue to find attractive investment candidates within the small-cap universe and remain on the lookout for strategic opportunities to add to our existing positions. Stock market volatility, news events, industry changes, company announcements and many other factors can temporarily depress stock prices and create an opportunity for us to establish an initial position or add to our holdings at attractive valuations. Those same factors can also present selling opportunities. When prices for the stocks we own reach our valuation targets, we look to take gains and redeploy the proceeds in more attractively valued selections.

We appreciate your business and continued confidence in Homestead Funds.

SMALL-COMPANY STOCK FUND

PORTFOLIO COMPOSITION
TOP HOLDINGS ON 6/30/04

                                                                      % of total
                                                                         market
                                              Industry                    value
================================================================================
Questar Corp.                              Multi-Utilities               4.5%
--------------------------------------------------------------------------------
Flowserve Corp.                               Machinery                  4.4%
--------------------------------------------------------------------------------
Hughes Supply, Inc.               Trading Companies & Distributers       4.1%
--------------------------------------------------------------------------------
Vishay Intertechnology, Inc.     Electronic Equipment & Instruments      3.9%
--------------------------------------------------------------------------------
Cable Design Technologies             Communications Equipment           3.9%
================================================================================

AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/04

                                                                         Since
                                                                       Inception
                                             1 Year         5 Year       (3/98)
--------------------------------------------------------------------------------
Small-Company Stock Fund                     23.85%         8.23%        6.94%
--------------------------------------------------------------------------------
Russell 2000 Index                           33.37%         6.63%        5.33%
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
    (000)

- Homestead Small-Company Stock Fund

- Russell 2000 Index

(PERFORMANCE GRAPH)

                     Homestead Small- Company Stock Fund     Russell 2000 Index
         Mar-98                $10,000.00                       $10,000.00
         Dec-98                 $8,898.00                        $9,080.00
         Dec-99                 $8,849.00                       $11,992.00
         Dec-00                $10,196.00                       $10,835.00
         Dec-01                $11,335.00                       $11,105.00
         Dec-02                $11,270.00                        $8,830.00
         Dec-03                $14,923.00                       $13,003.00
         Jun-04                $15,288.00                       $13,882.00


Comparison of the change in value of a $10,000 investment in the Fund at inception and the Russell 2000 Index. Past performance is not predictive of future performance. The Small-Company Stock Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

INTERNATIONAL STOCK INDEX FUND

Investment commentary for the period ending June 30, 2004, provided by SSgA, manager for the State Street MSCI(R) EAFE(R) Index Portfolio.

MARKET CONDITIONS

After surviving a first quarter during which fluctuating interest rate fears tugged investor sentiment back and forth, global markets had to contend with an obvious tightening of financial conditions in the second quarter of 2004. As the period drew to a close, however, a more tempered prognosis for global economic growth allowed equity markets to recover their composure, buoyed by a still-promising profits outlook. The MSCI Europe Australasia and Far East (EAFE) Index eked out a 0.2% return for the second quarter of 2004, extending its string of consecutive quarterly gains to five. On a year-to-date basis, EAFE posted a 4.6% first-half gain, a bit ahead of the 3.4% return for the Standard & Poor's 500 Stock Index.

FUND PERFORMANCE

MSCI Pacific retreated from its first-quarter strength, slipping 4.0% in the second quarter on fears that higher US interest rates and an orchestrated slowdown in China would crimp regional activity. All five markets in MSCI Pacific ended the quarter lower, but all retained positive results for the first half of 2004, for which MSCI Pacific achieved an attractive 8.2% return. MSCI Europe outperformed in the second quarter, gaining 2.1%, as many smaller European markets did especially well. On a year-to-date basis, MSCI Europe has returned 3.0%, still lagging MSCI Pacific.

Apart from a conspicuous 19.6% drubbing in MSCI Finland, no EAFE market lost more than 6% in the second quarter. Four markets managed to gain at least that much, but the best market for the quarter, MSCI Ireland, returned a relatively unspectacular 7.4%.

                                                                    Six-Months
TOTAL RETURNS                                                     Ended 6/30/04
-------------------------------------------------------------------------------
International Stock Index Fund                                        3.11%
MSCI EAFE Index                                                       4.56%

In addition to MSCI Ireland, markets in Austria, Norway, and Belgium were strong second-quarter performers. MSCI Austria returned 7.0% in the quarter, and its 24.7% return for the first half was tops among all EAFE markets.

For the entire first half, MSCI Japan returned 10.7%, the strongest performance among MSCI Pacific markets and sixth best in EAFE overall. Underperformers within MSCI Pacific included Australia and Hong Kong, off 5.5% and 4.5% respectively in the second quarter. MSCI New Zealand, even though it mimicked MSCI Australia by gaining more than 3% in local terms, still lost 1.5% for dollar-based investors during the second quarter.

MSCI UK returned 1.5% for the second quarter, as good gains among energy stocks and defensive issues offset more cautious trading in the financial sector. The major markets in the core of Europe performed slightly better than did MSCI UK.

Sector performance showed some noteworthy divergences in the second quarter, as five sectors gained and five declined. With rising bond yields sparking fears of waning economic momentum, the gainers included defensive sectors like health care, up 2.9%; utilities, up 2.6%; and consumer staples, up 3.4%. Consumer discretionary added 2.2%, as retailers and auto makers did well. But the strongest sector was easily energy, which strong oil prices spurred to a 6.8% gain for the second quarter. Industrials, materials, and financials all retreated modestly during the quarter, but the biggest declines occurred in telecommunications services, off 3.1%, and information technology, off 7.4%.

OUTLOOK

Through the first quarter of 2004, global equity markets had remained relatively firm on the expectation that strong earnings growth would overcome any pesky interference from rising interest rates or soaring bond yields. But in the second quarter the onset of financial restraint, even if modest as yet, created doubts about the vigor and sustainability of global growth. A less forgiving bond market makes maintenance of a robust profits outlook all the more critical for prosperous equity markets in the second half of 2004. Assuming that profits come through, EAFE investors can take comfort from dividend yields that exceed cash yields in most Eurozone markets and are more than 3% in the UK, where the central bank is actively tightening. Dividend yields in Japan are only 1%, but that is still a healthy premium to cash in a country where domestic confidence is finally beginning to awaken some interest in the stock market.

Global markets continue to face potential headwinds from high energy costs and the threat of terrorist activity, but if valuation support can keep equity prices steady until corporate earnings prove their ability to outdo interest rate fears and overcome investor caution, MSCI EAFE has the potential to add to its modest first-half gains.

INTERNATIONAL STOCK INDEX FUND

PORTFOLIO COMPOSITION

TOP EQUITY HOLDINGS OF THE STATE STREET MSCI(R) EAFE(R)INDEX PORTFOLIO ON
6/30/04

                                                                     % of total
                                           Industry                 market value
================================================================================
BP Amoco                                Integrated Oil                  2.1%
--------------------------------------------------------------------------------
HSBC Holdings                                Bank                       1.7%
--------------------------------------------------------------------------------
Vodafone Group                         Cellular--Telecom                1.6%
--------------------------------------------------------------------------------
GlaxoSmithKline PLC                     Pharmaceuticals                 1.3%
--------------------------------------------------------------------------------
Toyota Motor Corp.                        Automobiles                   1.2%
================================================================================

TOTAL RETURNS
periods ended 6/30/04

                                                                      Since
                                                                     Inception
                                                     1 Year           (1/01)
------------------------------------------------------------------------------
International Stock Index Fund                       29.29%           -3.19%
------------------------------------------------------------------------------
MSCI(R) EAFE(R)Index                                 32.37%           -0.72%
------------------------------------------------------------------------------

PERFORMANCE COMPARISON

(PERFORMANCE GRAPH)

            Homestead International Stock Index Fund    MSCI(R) EAFE(R) Index
  Jan-01           $10,000.00                                $10,000.00
  Dec-01            $7,750.00                                 $7,785.00
  Dec-02            $6,384.00                                 $6,684.00
  Dec-03            $8,675.00                                 $9,301.00
  Jun-04            $8,944.00                                 $9,754.00

Comparison of the change in value of a $10,000 investment in the Fund at inception and the MSCI EAFE Index. Past performance is not predictive of future performance. The International Stock Index Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

NASDAQ - 100 INDEX TRACKING STOCK (SM) FUND

Investment commentary for the period ended June 30, 2004, provided by fund manager Stuart Teach. Comments prepared July 30, 2004.

MARKET CONDITIONS

The reporting period ended June 30, 2004, brought further evidence of a strengthening economy. Real Gross Domestic Product--a measure of the economy's total output of goods and services--is estimated to have advanced at an annualized rate of 3.0% in the second quarter following a 4.5% annualized increase in the first quarter. The outlook for the labor market also brightened with the release of the March employment report, which showed a hefty number of new jobs had been added to the economy.

Interest rates, which have been at exceptionally low levels for some time now, began to move higher as investors anticipated (correctly) that the Federal Reserve would soon step in and begin to focus its efforts more on price stability and less on stimulating the economy, which now looks to be clearly back on a growth track. On June 30, the Fed's policy committee voted to raise its target for the federal funds rate, a key short-term lending rate, by 25 basis points to 1.25%. This is likely to be the first step in a series of tightening moves intended to keep the economy growing but at a sustainable, non-inflationary pace.

FUND STRATEGY

Your Fund is an index fund that is managed to track the performance of the Nasdaq-100 Index. This index includes 100 of the largest domestic and international companies listed on the Nasdaq Stock Market. While the Index reflects companies across many different industry groups including retail and wholesale businesses, it is largely concentrated in technology and technology-related companies, including computer hardware and software, telecommunications and biotechnology. The Nasdaq-100 Index does not contain financial companies, such as banks or investment companies.

It is impossible to invest directly in the Index. To achieve its goal of replicating the performance of the Index, your Fund invests in a tracking stock called the Nasdaq-100 Index Tracking Stock, which trades as the ticker symbol QQQ.

The primary factors affecting how well the Fund is able to mirror the performance of the Index are cash flows (money invested in or redeemed from the Fund) and Fund operating expenses. The Index is not a mutual fund, and therefore doesn't have to pay trading costs or keep money on hand to meet shareholder redemptions.

FUND PERFORMANCE

The Nasdaq-100 Index, like the broader market proxy the Standard & Poor's 500 Stock Index, moved in fits and starts during the period. The seesawing reflected investors' attempts to gauge the strength of the economy and predict when and how aggressively the Fed would begin to back off of its accommodative monetary policy.

                                                                  Six-Months
TOTAL RETURNS                                                    Ended 6/30/04
------------------------------------------------------------------------------
Nasdaq-100 Index Tracking Stock (SM) Fund                            2.80%
Nasdaq-100 Index(R)                                                  3.40%

The Index got off to a strong start with a rally in January, but a slide at the end of the month erased the gains and pushed the Index approximately back to its year-end 2003 level. February was pretty much a repeat, with the Index trying again to advance only to see gains evaporate by month end. Investors tried the opposite direction in March. The month started off with a strong sell-off but at mid-month the Index turned around and battled back. The upswing continued into April but after some mid-month volatility, the Index again settled into a downward course. Finally in mid-May the Index snapped back and was able to keep the general trend line moving upwards through June. For the six months, the Index's total gain was a modest 3.40%.

OUTLOOK

With an improving economy and continued low interest rates, the forecast for equities is generally positive. However, stocks--especially tech stocks--advanced considerably in 2003, and investors should not expect gains of that magnitude again this year.

NASDAQ - 100 INDEX TRACKING STOCK (SM) FUND

PORTFOLIO COMPOSITION

TOP HOLDINGS OF NASDAQ-100 INDEX TRACKING STOCK(SM) ON 6/30/04

                                                                   % of total
                                           Industry                market value
================================================================================
Microsoft Corp.                            Software                    8.6%
--------------------------------------------------------------------------------
QUALCOMM Inc.                         Telecommunications               5.8%
--------------------------------------------------------------------------------
Intel Corp.                           Computer Equipment               5.1%
--------------------------------------------------------------------------------
Cisco Systems, Inc.                   Computer Equipment               4.7%
--------------------------------------------------------------------------------
eBay Inc.                                  Software                    3.7%
================================================================================

AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/04

                                                                        Since
                                                                      Inception
                                                       1 Year          (1/01)
--------------------------------------------------------------------------------
Nasdaq-100 Index Tracking Stock(SM) Fund                 24.15%         -17.59%
--------------------------------------------------------------------------------
Nasdaq-100 Index(R)                                     26.48%         -14.79%
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
(PERFORMANCE GRAPH)

                      Homestead Nasdaq-100 Index Tracking Stock Fund     Nasdaq-100 Stock Index
          Jan-01                   $10,000.00                                $10,000.00
          Dec-01                    $5,500.00                                 $5,970.00
          Dec-02                    $3,400.00                                 $3,729.00
          Dec-03                    $5,000.00                                 $5,575.00
          Jun-04                    $5,140.00                                 $5,766.00


Comparison of the change in value of a $10,000 investment in the Fund at inception and the Nasdaq-100 Stock Index. Past performance is not predictive of future performance. The Nasdaq-100 Index Tracking Stock(SM) Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

PROXY VOTING POLICIES AND PROCEDURES

The policies and procedures used to determine how to vote proxies relating to the Funds' portfolio securities are available without charge online at WWW.HOMESTEADFUNDS.COM or upon request by calling Hope Saxton at 1-800-258-3030 prompt 3. This information is also on the Securities and Exchange Commission's website at WWW.SEC.GOV.


PROXY VOTING RECORD

For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available without charge online at WWW.HOMESTEADFUNDS.COM and on the Securities and Exchange Commission's website at WWW.SEC.GOV.

(PHOTO OF ANGEL)

DAILY INCOME FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004

(UNAUDITED)

                                                             INTEREST            MATURITY       FACE
                                                               RATE                DATE         AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (49.5% OF PORTFOLIO)
American General Finance Corp. .........................       1.12%             07/08/04   $   823,000        $   822,821
American General Finance Corp. .........................       1.19              07/20/04     1,000,000            999,372
BellSouth Corp. ........................................       1.50              07/01/04     1,500,000          1,500,000
BellSouth Corp. ........................................       1.05              07/06/04     1,422,000          1,421,793
BellSouth Corp. ........................................       1.18              07/26/04     1,190,000          1,189,025
ChevronTexaco Corp. ....................................       1.22              07/27/04     1,300,000          1,298,854
Citicorp. ..............................................       1.06              07/07/04     1,300,000          1,299,770
Citicorp. ..............................................       1.27              07/13/04     1,000,000            999,577
Citicorp. ..............................................       1.15              07/14/04       983,000            982,592
Coca-Cola Co. ..........................................       1.02              07/30/04     1,939,000          1,937,407
Coca-Cola Co. ..........................................       1.10              08/03/04       540,000            539,456
Coca-Cola Co. ..........................................       1.06              08/05/04     1,492,000          1,490,461
Eli Lilly & Co. ........................................       1.40              10/04/04     2,049,000          2,041,430
Eli Lilly & Co. ........................................       1.14              10/04/04       531,000            529,024
General Electric Capital Corp. .........................       1.19              07/16/04     1,096,000          1,095,457
General Electric Capital Corp. .........................       1.22              07/21/04     1,166,000          1,165,210
General Electric Capital Corp. .........................       1.32              08/16/04       360,000            359,393
IBM Corp. ..............................................       1.38              07/01/04     3,045,000          3,045,000
Merrill Lynch & Co., Inc ...............................       1.45              07/01/04     1,300,000          1,300,000
Morgan Stanley .........................................       1.06              07/02/04       984,000            983,971
Morgan Stanley .........................................       1.20              07/13/04       700,000            699,720
Morgan Stanley .........................................       1.26              07/22/04       820,000            819,397
Morgan Stanley .........................................       1.12              07/23/04     1,600,000          1,598,905
Nicor Inc. .............................................       1.30              07/26/04     2,000,000          1,998,194
Pfizer Inc. ............................................       1.04              07/09/04     1,300,000          1,299,700
Pfizer Inc. ............................................       1.28              08/12/04     1,500,000          1,497,760
Prudential Funding Corp. ...............................       1.09              07/29/04     1,500,000          1,498,728
Southern Company .......................................       1.11              07/28/04     2,212,000          2,210,159
Southern Company .......................................       1.15              07/28/04     1,900,000          1,898,361
Wal-Mart Stores, Inc. ..................................       1.10              08/24/04     2,000,000          1,996,700
XTRA Corp. .............................................       1.16              07/08/04       937,000            936,789
XTRA Corp. .............................................       1.16              07/12/04     1,000,000            999,646
XTRA Corp. .............................................       1.20              07/19/04       750,000            749,550
--------------------------------------------------------------------------------------------------------------------------
      Total Corporate Notes (Cost $43,204,222) .............................................................    43,204,222
--------------------------------------------------------------------------------------------------------------------------

DAILY INCOME FUND

JUNE 30, 2004

(UNAUDITED)

                                                                      INTEREST           MATURITY        FACE
                                                                        RATE               DATE         AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES (33.6% OF PORTFOLIO)
American General Finance Corp. ........................                 6.75%            11/15/04   $ 1,345,000        $ 1,371,780
Associates Corp. of North America .....................                 8.58             11/23/04       100,000            102,884
CIT Group Inc. ........................................                 7.13             10/15/04     1,588,000          1,614,291
CIT Group Inc. ........................................                 4.20             12/15/04        35,000             35,461
CIT Group Inc. ........................................                 3.80             12/15/04       515,000            520,011
ChevronTexaco Corp. ...................................                 6.63             10/01/04     2,833,000          2,870,311
EI Dupont De Nemours & Co. ............................                 6.75             10/15/04     3,862,000          3,924,517
General Electric Capital Corp. ........................                 7.38             09/15/04        55,000             55,688
General Electric Capital Corp. ........................                 7.88             11/22/04       170,000            174,315
IBM Corp. .............................................                 2.70             08/15/04        50,000             50,054
IBM Corp. .............................................                 6.00             11/30/04        10,000             10,179
Johnson & Johnson .....................................                 8.25             11/09/04     1,800,000          1,842,921
Merrill Lynch & Co., Inc. .............................                 7.15             09/15/04     1,224,000          1,239,107
Merrill Lynch & Co., Inc. .............................                 6.00             11/15/04     1,638,000          1,666,821
Norwest Financial Inc. ................................                 6.63             07/15/04       515,000            516,043
Norwest Financial Inc. ................................                 6.70             09/22/04       460,000            465,479
Pepsico Inc. ..........................................                 4.50             09/15/04     3,905,000          3,931,804
Pfizer Inc. ...........................................                 3.63             11/01/04     1,420,000          1,431,619
Proctor & Gamble Co. ..................................                 6.60             12/15/04     3,684,000          3,769,260
Morgan Stanley ........................................                 6.55             08/10/04     1,849,000          1,859,751
Wal-Mart Stores, Inc. .................................                 6.63             07/15/04     1,923,000          1,926,752
------------------------------------------------------------------------------------------------------------------------------------
      Total Commercial Paper (Cost $29,379,048) ...................................................................     29,379,048
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (16.9% OF PORTFOLIO)
Federal Farm Credit Bank ..............................                 1.17             09/27/04     1,750,000          1,744,995
Federal Farm Credit Bank ..............................                 6.50             12/06/04       850,000            868,090
Federal Home Loan Bank ................................                 1.17             10/08/04       900,000            897,117
Federal Home Loan Bank ................................                 4.13             11/15/04       500,000            504,879
Federal Home Loan Bank ................................                 8.22             11/17/04        70,000             71,713
Federal Home Loan Bank ................................                 1.69             12/01/04     1,100,000          1,092,099
Federal Home Loan Bank ................................                 2.13             12/15/04     1,300,000          1,304,720
Federal Home Loan Mortgage Corp. (b) ..................                 1.07             08/31/04       545,000            544,021
Federal Home Loan Mortgage Corp. (b) ..................                 1.08             09/23/04       750,000            748,110
Federal Home Loan Mortgage Corp. (b) ..................                 1.00             10/07/04       250,000            249,149
Federal Home Loan Mortgage Corp. (b) ..................                 1.39             11/02/04     1,540,000          1,532,653
Federal Home Loan Mortgage Corp. (b) ..................                 1.76             12/14/04     1,070,000          1,061,316
Federal Home Loan Mortgage Corp. (b) ..................                 8.00             01/26/05        25,000             25,837

DAILY INCOME FUND

JUNE 30, 2004

(UNAUDITED)

                                                                       INTEREST         MATURITY       FACE
                                                                         RATE             DATE         AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
Federal National Mortgage Assn. (b) .............................        7.40%          07/01/04  $   130,000      $   130,000
Federal National Mortgage Assn. (b) .............................        1.11           10/04/04      975,000          972,157
Federal National Mortgage Assn. (b) .............................        1.15           10/06/04    1,100,000        1,096,592
Federal National Mortgage Assn. (b) .............................        1.39           11/03/04    1,200,000        1,194,208
Federal National Mortgage Assn. (b) .............................        1.43           11/17/04      600,000          596,699
Tennessee Valley Authority ......................................        4.75           07/15/04       90,000           90,116
------------------------------------------------------------------------------------------------------------------------------
      Total U.S. Government Agency Obligations (Cost $14,724,471) .............................................     14,724,471
------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS (LESS THAN 0.1% OF PORTFOLIO)
SSgA Money Market Fund ..........................................        0.79(a)                            1                1
SSgA Prime Money Market Fund ....................................        1.00(a)                        1,848            1,848
------------------------------------------------------------------------------------------------------------------------------
      Total Money Market Accounts (Cost $1,849) ...............................................................          1,849
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $87,309,590) - 100% ....... .............................................    $87,309,590
==============================================================================================================================

(a)   7-day yield at June 30, 2004.

(b) The Issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004

(UNAUDITED)

                                                                   INTEREST             MATURITY        FACE
                                                                     RATE                 DATE          AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (9.6% OF PORTFOLIO)
Government Export Trust .............................                6.00%              03/15/05    $   62,500        $   63,421
Guaranteed Export Trust 93-C ........................                5.20               10/15/04       115,719           116,366
Guaranteed Export Trust 93-D ........................                5.23               05/15/05        76,595            77,810
Guaranteed Trade Trust 92-A .........................                7.02               09/01/04        27,083            27,340
Small Business Administration 93-J ..................                5.90               10/01/13       122,412           127,439
Small Business Administration 98-E ..................                6.30               05/01/18       111,818           118,224
Small Business Administration 98-H ..................                6.15               08/01/18        61,967            65,253
Small Business Administration 99-D ..................                6.15               04/01/19       154,573           162,863
Small Business Administration Pool #100075 ..........                3.50               05/25/19        83,574            76,599
Small Business Administration Pool #500724 ..........                4.00(a)            12/25/13        19,535            20,240
Small Business Administration Pool #502261 ..........                2.13(a)            10/25/17        70,678            71,372
Small Business Administration Pool #502477 ..........                2.00(a)            09/25/18        88,173            88,720
Small Business Administration Pool #502543 ..........                1.70(a)            01/25/19       164,823           165,050
Small Business Administration Pool #502684 ..........                2.00(a)            07/25/19        54,423            54,899
Small Business Administration Pool #503278 ..........                1.63(a)            02/25/21       156,341           156,536
Small Business Administration Pool #503463 ..........                1.88(a)            09/25/21       106,416           106,918
Small Business Administration Pool #503918 ..........                2.00(a)            09/25/22       106,585           107,553
Small Business Administration Pool #504067 ..........                1.75(a)            01/25/08       231,581           231,499
Small Business Administration Pool #504305 ..........                1.63(a)            10/25/23        65,343            65,385
Small Business Investment Companies 02-20K ..........                5.08               11/01/22        92,217            91,985
Small Business Investment Companies 02-B ............                5.20               08/01/12       233,825           234,990
Small Business Investment Companies 03-10A ..........                4.63               03/10/13       500,000           482,337
Small Business Investment Companies 03-P10A .........                4.52               02/10/13        93,891            90,162
Small Business Investment Companies 95-C ............                6.88               09/01/05       536,155           558,840
Small Business Investment Companies 99-A ............                6.24               03/10/09       543,877           564,593
--------------------------------------------------------------------------------------------------------------------------------
      Total Asset Backed Securities (Cost $3,859,374) .............................................................    3,926,394
--------------------------------------------------------------------------------------------------------------------------------

MORTGAGE BACKED SECURITIES (8.5% OF PORTFOLIO)
GNMA #1928 ..........................................                7.00               11/20/09        18,627            19,812
GNMA #5144 ..........................................                7.25               11/15/04           169               171
GNMA #8054 ..........................................                4.63(a)            10/20/22        16,017            16,127
GNMA #8215 ..........................................                4.38(a)            04/20/17        24,961            25,021
GNMA #8393 ..........................................                4.75(a)            08/20/18        30,653            30,613
GNMA #8423 ..........................................                4.38(a)            05/20/24        35,460            35,524
GNMA #8499 ..........................................                4.88(a)            05/20/19        25,151            25,488
GNMA #8687 ..........................................                4.75(a)            08/20/25        15,242            15,423
GNMA #8877 ..........................................                4.38(a)            05/20/26        22,578            22,664
GNMA #510280 ........................................                6.00               08/15/14        59,847            62,722
GNMA #583189 ........................................                4.50               02/20/17       177,182           173,623
GNMA #780336 ........................................                6.50               02/15/11        32,641            34,676
GNMA #80053 .........................................                3.38(a)            03/20/27        19,485            19,512
GNMA #80058 .........................................                4.38(a)            04/20/27        19,003            19,007

SHORT-TERM GOVERNMENT SECURITIES FUND

JUNE 30, 2004

(UNAUDITED)

                                                                   INTEREST         MATURITY          FACE
                                                                     RATE             DATE            AMOUNT             VALUE
-------------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
GNMA #80300 ...............................................         4.00%(a)        07/20/29     $   134,621        $   135,098
GNMA #80302 ...............................................         3.25(a)         06/20/29         127,126            125,838
GNMA #80309 ...............................................         3.00(a)         08/20/29          52,115             51,101
GNMA #80426 ...............................................         3.50(a)         07/20/30          27,070             27,061
GNMA #80452 ...............................................         3.00(a)         09/20/30         125,463            123,186
GNMA #80475 ...............................................         2.87(a)         12/20/30         246,901            240,706
GNMA #80577 ...............................................         2.75(a)         02/20/32          71,887             69,578
GNMA #880754 ..............................................         3.25(a)         06/20/30          41,101             40,760
GNMA 1996-4 ...............................................         7.00            04/16/26          24,515             26,011
GNMA 2001-15 ..............................................         6.38            10/20/29           8,426              8,461
GNMA 2001-53 ..............................................         1.63(a)         10/20/31          74,180             74,200
GNMA 2002-20 ..............................................         4.50            03/20/32         177,238            176,284
GNMA 2002-48 ..............................................         1.55(a)         05/15/29          25,260             25,262
GNMA 2002-69 ..............................................         1.63(a)         06/20/28       1,175,646          1,177,323
GNMA 2003-11 ..............................................         4.00            10/17/29         266,046            256,994
GNMA 2003-26 ..............................................         1.70(a)         04/16/33          57,454             57,599
GNMA 2003-76 ..............................................         4.50            09/20/17         121,343            121,328
GNMA 2003-86 ..............................................         4.00            03/20/23         227,758            226,646
-------------------------------------------------------------------------------------------------------------------------------
      Total Mortgage Backed Securities (Cost $3,470,378) .........................................................    3,463,819
-------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (70.7% OF PORTFOLIO)
Government Trust Certificate (Israel Trust) ...............         0.00(b)         11/15/04       1,202,000          1,194,331
Government Trust Certificate (Israel Trust) ...............         0.00(b)         11/15/07         500,000            440,247
Government Trust Certificate (Turkey Trust) ...............         0.00(b)         11/15/04         265,000            263,652
Nafinsa Export/Import Trust (c) ...........................         6.79            08/01/04          25,000             25,090
National Archives Facility Trust ..........................         8.50            09/01/19          61,412             73,636
Overseas Private Investment Corp. .........................         0.00(d)         05/27/08         250,000            250,595
Overseas Private Investment Corp. .........................         0.00(e)         11/30/10         500,000            589,015
Overseas Private Investment Corp. .........................         4.10            11/15/14         175,040            170,641
Private Export Funding Corp. ..............................         6.31            09/30/04         525,000            531,282
Private Export Funding Corp. ..............................         7.95            11/01/06         550,000            560,647
Private Export Funding Corp. ..............................         5.75            01/15/08         500,000            533,236
Smith Enron Shipbuilding ..................................         5.97            12/15/06         183,116            183,883
U.S. Department of Housing and Urban Development ..........         6.36            08/01/04          30,000             30,122
U.S. Department of Housing and Urban Development ..........         5.78            08/01/07         250,000            266,119
U.S. Department of Housing and Urban Development ..........         7.50            08/01/11         250,000            280,481
U.S. Treasury Note ........................................         5.88            11/15/04      11,250,000         11,427,536
U.S. Treasury Note ........................................         1.13            06/30/05       5,250,000          5,201,805
U.S. Treasury Note ........................................         5.75            11/15/05         250,000            261,396
U.S. Treasury Note ........................................         1.88            11/30/05         250,000            248,271
U.S. Treasury Note ........................................         1.50            03/31/06         500,000            490,918

SHORT-TERM GOVERNMENT SECURITIES FUND

JUNE 30, 2004

(UNAUDITED)

                                                                           INTEREST        MATURITY      FACE
                                                                             RATE            DATE       AMOUNT            VALUE
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - CONTINUED
U.S. Treasury Note ..................................................        4.63%         05/15/06  $ 2,500,000      $ 2,588,575
U.S. Treasury Note ..................................................        6.50          10/15/06      250,000          269,873
U.S. Treasury Note ..................................................        2.63          11/15/06    1,000,000          993,047
U.S. Treasury Note ..................................................        2.63          05/15/08      500,000          484,317
U.S. Treasury Note Receipt ..........................................        0.00(b)       11/15/12    2,340,394        1,430,243
---------------------------------------------------------------------------------------------------------------------------------
      Total U.S. Government and Agency Obligations (Cost $28,769,681) ............................................     28,788,958
---------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BOND (0.4% OF PORTFOLIO)
Albany NY Industrial Development Authority ..........................        7.29          08/01/04      160,000          160,611
---------------------------------------------------------------------------------------------------------------------------------
      Total Municipal Bond (Cost $160,035) .......................................................................        160,611
---------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILL (9.2% OF PORTFOLIO)
U.S. Treasury Bill ..................................................        1.15          07/15/04    3,750,000        3,748,330
---------------------------------------------------------------------------------------------------------------------------------
      Total U.S. Treasury Bill (Cost $3,748,330) .................................................................      3,748,330
---------------------------------------------------------------------------------------------------------------------------------

MONEY MARKET ACCOUNT (1.6% OF PORTFOLIO)
Vanguard Treasury Money Market Fund .................................        0.96(f)                     639,839          639,839
---------------------------------------------------------------------------------------------------------------------------------
      Total Money Market Account (Cost $639,839) .................................................................        639,839
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $40,647,637) - 100% ........................................................    $40,727,951
=================================================================================================================================

(a)   Variable coupon rate as of June 30, 2004.
(b)   Zero coupon security, purchased at a discount.
(c) 144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $25,090 and represents 0.1% of market value.
(d)   Zero coupon security, security accretes to a premium price at maturity.
(e) Zero coupon security, security accretes to a premium "Put" price at specified dates.
(f)   7-day yield at June 30, 2004.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004

(UNAUDITED)

                                                     INTEREST       MATURITY      FACE
                                                       RATE           DATE        AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------
CORPORATE BONDS (39.9% OF PORTFOLIO)
BASIC INDUSTRIES - 6.8%
   Abbott Laboratories ...............                 5.13%        07/01/04   $   935,000     $   935,000
   Brown Forman Corp. ................                 2.13         03/15/06       125,000         123,459
   Chevron Trust Fund ................                 8.11         12/01/04       168,000        1 72,166
   Deere & Co. .......................                 6.55         07/15/04     2,500,000       2,502,920
   Exxon Capital Corp. ...............                 0.00(a)      11/15/04       390,000         387,378
   Dow Chemical Co. ..................                 8.63         04/01/06       150,000         163,473
   Eaton Corp. .......................                 6.95         11/15/04       850,000         864,790
   Honeywell International, Inc. .....                 0.00(a)      08/01/05       125,000         121,269
   Johnson & Johnson .................                 8.72         11/01/24     1,525,000       1,619,623
   Occidental Petroleum Corp. ........                 6.50         04/01/05       500,000         515,135
   Pepsico Capital Resources Inc. ....                 0.00(a)      04/01/06       174,000         164,647
   Pfizer Inc. .......................                 2.50         03/15/07     1,000,000         980,934
   Rockwell International Corp. ......                 6.63         06/01/05     3,500,000       3,613,200
   Texas Instruments Inc. ............                 7.00         08/15/04       385,000         387,182
   Textron Inc. ......................                 6.38         07/15/04     1,515,000       1,516,497
----------------------------------------------------------------------------------------------------------
      Total Basic Industries ................................................................   14,067,673
----------------------------------------------------------------------------------------------------------

CONSUMER NON-DURABLE GOODS - 0.9%
Retail
   McDonald's Corp. ..................                 5.15         07/01/04       315,000         315,000
   Wal-Mart Stores, Inc. .............                 8.75         12/29/06       566,000         571,926
   Wal-Mart Stores, Inc. .............                 8.50         09/15/24       425,000         445,618
   Wal-Mart Stores, Inc. .............                 6.55         08/10/04       540,000         542,649
----------------------------------------------------------------------------------------------------------
      Total Consumer Non-Durable Goods ......................................................    1,875,193
----------------------------------------------------------------------------------------------------------

FINANCE - 19.1%
Banks
   ABN Ambro Bank ....................                 8.25         08/01/09       115,000         115,484
   Bank of America Corp. .............                 7.23         08/15/12       200,000         223,152
   Bayerische Landesbank New York ....                 2.40(d)      06/16/06     1,050,000       1,047,580
   Bayerische Landesbank New York ....                 2.60         10/16/06     2,850,000       2,810,069
   Bayerische Landesbank New York ....                 3.20         04/15/09     1,150,000       1,090,214
   European Investment Bank ..........                 2.70         04/20/07       700,000         686,062
   First Bank System .................                 8.00         07/02/04     1,000,000       1,000,000
   First Federal of Michigan .........                 0.00(a)      02/26/05       100,000          98,339
   Fleet Financial Group, Inc. .......                 8.13         07/01/04       500,000         500,000
   KeyCorp ...........................                 1.55(c)      08/30/04       135,000         135,011
   Lehman Brothers Bank FSB ..........                 1.55         03/28/05       600,000         596,813
   NationsBank Corp. .................                 6.13         07/15/04       100,000         100,117
   PNC Funding Corp. .................                 1.55(c)      10/29/04       300,000         300,242
   US Bank N.A .......................                 2.87         02/01/07       725,000         712,577
   Wells Fargo & Co. .................                 6.63         07/15/04       675,000         675,872

SHORT-TERM BOND FUND

JUNE 30, 2004

(UNAUDITED)

                                                  INTEREST     MATURITY           FACE
                                                    RATE         DATE             AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------
CORPORATE BONDS - CONTINUED
Commercial Lending & Leasing
   AT&T Capital Corp. ..................            6.60%      05/15/05        $1,350,000        $1,385,521
   Caterpillar Financial Services Corp.             6.88       08/01/04         1,645,000         1,651,172
   Caterpillar Financial Services Corp.             5.33       08/30/04           500,000           502,857
   Caterpillar Financial Services Corp.             2.08(c)    08/07/08           100,000            99,920
   CIT Group, Inc. .....................            7.13       10/15/04           400,000           406,122
   CIT Group, Inc. .....................            1.90       06/15/05           350,000           346,738
   CIT Group, Inc. .....................            6.50       02/07/06         1,775,000         1,870,026
   CIT Group, Inc. .....................            4.13       02/21/06           100,000           101,712
   Textron Financial Corp. .............            2.25(c)    06/13/05         1,200,000         1,207,342
   Textron Financial Corp. .............            2.75       06/01/06           500,000           495,738

Consumer Loans
   Beneficial Corp. ....................            6.77       08/26/04           725,000           729,501
   Beneficial Corp. ....................            6.85       09/13/04           290,000           292,408
   Beneficial Corp. ....................            7.00       02/12/07           125,000           132,032
   Beneficial Corp. ....................            7.06       09/17/07           100,000           107,321
   Countrywide Funding Corp. ...........            6.77       08/11/04         2,000,000         2,010,100
   Ford Motor Credit Co. ...............            7.75       03/15/05           225,000           232,482
   Ford Motor Credit Co. ...............            5.35       11/20/06           750,000           748,213
   General Electric Capital Corp. ......            6.00       08/01/05           145,000           150,204
   General Electric Capital Corp. ......            2.75       09/25/06           700,000           692,996
   General Electric Capital Corp. ......            1.67(c)    05/30/08           325,000           324,739
   General Electric Capital Corp. ......            1.63(c)    02/20/09         1,200,000         1,199,204
   General Electric Capital Corp. ......            0.97(c)    02/01/50           200,000           198,292
   General Motors Acceptance Corp. .....            6.48       05/01/06         1,000,000         1,038,175
   General Motors Acceptance Corp. .....            4.50       07/15/06           200,000           202,133
   Household Finance Corp. .............            8.00       08/01/04           125,000           125,560
   Household Finance Corp. .............            8.00       05/09/05         2,415,000         2,528,029
   Household Finance Corp. .............            6.08       03/08/06           130,000           132,117
   Toyota Motor Credit Corp. ...........            5.03       07/16/04         2,000,000         2,002,014

Financial Services
   American Express Credit Corp. .......            7.45       08/10/05         1,100,000         1,157,759
   Associates Corp. of N.A .............            6.56       11/14/05           250,000           263,197
   Associates Corp. of N.A .............            7.40       05/15/06           200,000           216,374

Insurance
   Allstate Financial Global Funding (b)            2.50       06/20/08           225,000           212,064
   American International Group (b) ....            2.88       05/15/08           275,000           263,063
   Liberty Mutual Capital Corp. (b) ....            8.10       01/14/05         1,250,000         1,283,807
   MBIA Global Funding LLC (b) .........            2.88       11/30/06         1,250,000         1,230,331
   Nationwide Life Global Funding (b) ..            2.75       05/15/07           750,000           734,695
   Providian Corp. .....................            8.06       03/16/05           380,000           393,705
   Providian Corp. .....................            7.97       08/12/05           100,000           105,026

SHORT-TERM BOND FUND

JUNE 30, 2004

(UNAUDITED)

                                                         INTEREST         MATURITY           FACE
                                                           RATE             DATE             AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - CONTINUED
Investment Banker/Broker
   Credit Suisse First Boston Inc. .............          5.25%(c)        10/27/05       $ 1,175,000        $ 1,206,640
   Donaldson, Lufkin & Jenrette Securities Corp.          2.29(c)         03/28/07         1,100,000          1,114,223
   Merrill Lynch & Co. .........................          6.55            08/01/04           135,000            135,475
-----------------------------------------------------------------------------------------------------------------------
      Total Finance .....................................................................................    39,320,559
-----------------------------------------------------------------------------------------------------------------------

TRANSPORTATION - 2.0%
Railroad
   CSX Corp. ...................................          6.36            03/15/05         1,000,000          1,027,398
   Norfolk Southern Railway Corp. ..............          5.37            07/15/04           900,000            900,873
   Norfolk Southern Railway Corp. ..............          6.50            08/01/04           150,000            150,522
   Norfolk Southern Railway Corp. ..............          7.75            08/15/04           100,000            100,673
   Union Tank Car Co. ..........................          6.63            10/03/04         1,400,000          1,416,426
   Union Tank Car Co. ..........................          6.57            01/02/14           402,660            435,940
-----------------------------------------------------------------------------------------------------------------------
      Total Transportation ..............................................................................     4,031,832
-----------------------------------------------------------------------------------------------------------------------

UTILITIES - 11.1%
Electric & Gas
   Central Hudson Gas & Electric Corp. .........          7.85            07/02/04         1,000,000          1,000,000
   Cleco Corp. .................................          8.75            06/01/05           575,000            596,466
   Cleco Corp. .................................          7.00            05/01/08           375,000            389,322
   Colonial Pipeline Co. (b) ...................          7.45            08/15/07           500,000            551,936
   Consumers Energy Co. ........................          6.38            02/01/08         1,250,000          1,334,551
   Duke Capital Corp. ..........................          7.25            10/01/04         1,000,000          1,011,861
   Ohio Valley Electric Corp. (b) ..............          5.94            02/12/06         1,360,000          1,423,530
   PacifiCorp ..................................          6.75            07/15/04           200,000            200,254
   PacifiCorp ..................................          6.75            04/01/05           120,000            123,789
   Pennsylvania Power & Light Co. ..............          6.55            03/01/06           128,000            135,314
   Potomac Electric Power Co. ..................          6.25            10/15/07           250,000            267,928
   Sempra Energy Corp ..........................          6.93            07/01/04           450,000            450,000
   South Carolina Electric & Gas Co. ...........          7.63            04/01/25         1,475,000          1,559,127
   Texas Utility Co. (b) .......................          6.38            10/01/04           475,000            480,319
   Union Electric Co. ..........................          6.88            08/01/04         1,126,000          1,130,019
   United Energy Ltd. (b) ......................          6.00            11/01/05           600,000            623,426
   Utilicorp United Inc. .......................          6.88            10/01/04         1,700,000          1,719,315
   Washington Gas Light Co. ....................          6.50            06/09/25         1,325,000          1,402,783
   Washington Gas Light Co. ....................          6.40            07/22/27           250,000            257,207

Telephone
   New England Telephone & Telegraph Co. .......          7.65            06/15/07           400,000            441,950
   New York Telephone Co. ......................          6.50            03/01/05         1,800,000          1,847,443
   NYNEX Capital Funding .......................          8.75            12/01/04         1,000,000          1,023,673

SHORT-TERM BOND FUND

JUNE 30, 2004

(UNAUDITED)

                                                           INTEREST              MATURITY             FACE
                                                             RATE                  DATE              AMOUNT             VALUE
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - CONTINUED
   NYNEX Corp. ......................................        9.55%               05/01/10        $    82,061        $    93,611
   Pacific Bell .....................................        7.00                07/15/04            730,000            730,972
   Pacific Bell .....................................        5.88                02/15/06            275,000            287,632
   SBC Communications Capital Corp. .................        7.58                05/04/05            775,000            806,705
   SBC Communications Capital Corp. .................        6.60                11/27/06          1,250,000          1,338,709
   Southwestern Bell Telephone Co. ..................        7.05                08/26/04            750,000            755,790
   Southwestern Bell Telephone Co. ..................        6.63                07/15/07            250,000            269,821
   United Telephone Company of Florida ..............        7.25                12/15/04            475,000            485,511
-------------------------------------------------------------------------------------------------------------------------------
      Total Utilities ...........................................................................................    22,738,964
-------------------------------------------------------------------------------------------------------------------------------
      Total Corporate Bonds (Cost $81,326,885) ..................................................................    82,034,221
-------------------------------------------------------------------------------------------------------------------------------

YANKEE BONDS (1.7% OF PORTFOLIO)
GlaxoSmithKline Capital PLC .........................        2.38                04/16/07            600,000            583,418
HBOS Treasury Services PLC (b) ......................        2.25(d)             06/09/06            750,000            747,636
Hydro-Quebec ........................................        6.27                01/03/26             80,000             84,443
International Bank for Reconstruction and Development        3.25(d)             05/28/10            125,000            119,888
International Bank for Reconstruction and Development        0.00(a)             02/15/08            100,000             86,053
Nestle Holding Inc. .................................        3.00(d)             03/31/09            250,000            237,700
Nova Gas Transmission ...............................        8.50                12/08/04            200,000            205,181
Ontario Province of Canada ..........................        3.28                03/28/08            800,000            780,555
Quebec Province of Canada ...........................        8.63                01/19/05             70,000             72,587
Shell Finance UK PLC ................................        3.50(d)             10/08/08            400,000            394,864
Texaco Brasil SA (b) ................................        0.00(a)             11/17/05            250,000            238,432
-------------------------------------------------------------------------------------------------------------------------------
      Total Yankee Bonds (Cost $3,610,776) ......................................................................     3,550,757
-------------------------------------------------------------------------------------------------------------------------------

ASSET BACKED SECURITIES (16.4% OF PORTFOLIO)
ACLC Franchise Loan Receivables Trust 97-A (b) ......        1.69(c)             09/17/12            119,173            120,131
ACLC Franchise Loan Receivables Trust 97-B (b) ......        6.73                04/15/14          1,784,842          1,805,366
Americredit Automobile Receivables Trust 02-A3 ......        4.23                10/06/06          4,888,348          4,925,350
Americredit Automobile Receivables Trust 02-A4 ......        4.61                01/12/09            375,000            382,746
Americredit Automobile Receivables Trust 02-C4 ......        3.55                02/12/09            800,000            803,907
Americredit Automobile Receivables Trust 03-A4 ......        3.10                11/06/09            100,000             99,812
Capital One Master Trust 01-8 .......................        4.60                08/17/09            155,000            159,336
Chemical Master Credit Card Trust I 96-3 ............        7.09                02/15/09          2,100,000          2,256,643
CIT Equipment Collateral 01-A .......................        4.84                09/20/12            772,887            782,040
CIT RV Trust 98-A ...................................        6.09                02/15/12            197,530            200,405
CIT RV Trust 99-A ...................................        6.24                08/15/15            200,000            208,199
DVI Receivables Corp. 00-2 ..........................        7.12                11/12/08          1,281,890          1,051,150
DVI Receivables Corp. 01-2 ..........................        3.52                07/11/05          1,627,941          1,269,794
DVI Receivables Corp. 02-1 ..........................        4.57                06/11/10            772,555            645,083
DVI Receivables Corp. 03-1 ..........................        1.71(c)             03/14/11          2,300,000          1,817,000
DVI Receivables Corp. 99-1 ..........................        6.59                05/13/07            247,725            215,521

SHORT-TERM BOND FUND

JUNE 30, 2004

(UNAUDITED)

                                                                 INTEREST             MATURITY       FACE
                                                                   RATE                 DATE        AMOUNT              VALUE
-------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - CONTINUED
First North American National Bank 03-A ..............           1.72%(c)             05/16/11   $ 1,350,000        $ 1,358,302
Fleet Credit Card Master Trust 01-B ..................           5.60                 12/15/08       475,000            496,778
Government Export Trust 93-1 .........................           6.00                 03/15/05        43,750             44,395
HPSC Equipment Receivable 03-1A (b) ..................           2.03(c)              03/20/10     1,839,459          1,854,413
Ikon Receivables LLC 03-1 ............................           2.33                 12/15/07     1,275,967          1,276,071
Metris Master Trust 02-3A ............................           1.58(c)              05/20/09       200,000            199,441
Metris Master Trust 99-2 .............................           1.80(c)              01/20/10     3,015,000          3,013,710
MMCA Automobile Trust 01-3 ...........................           1.54(c)              04/16/07     2,225,219          2,222,122
MMCA Automobile Trust 02-3 ...........................           2.97                 03/15/07       123,759            124,109
MMCA Automobile Trust 02-4 ...........................           3.05                 11/16/09       300,000            299,244
Peachtree Franchise Loan, LLC 99-A (b) ...............           6.68                 01/15/21       417,981            415,434
Prestige Auto Receivables (b) ........................           3.69                 06/15/11     2,325,000          2,324,675
Providan Gateway Master Trust 02-B (b) ...............           1.94(c)              06/15/09     1,450,000          1,453,548
Providian Master Trust 00-1 ..........................           7.49                 08/17/09     1,400,000          1,408,107
Small Business Administration 02-20K .................           5.08                 11/01/22       322,759            321,947
Small Business Administration 99-10B .................           6.00                 03/01/09        61,437             63,643
Union Acceptance Corp. 02-A ..........................           4.59(d)              07/08/08       120,000            122,019
-------------------------------------------------------------------------------------------------------------------------------
      Total Asset Backed Securities (Cost $34,845,139) ..........................................................    33,740,441
-------------------------------------------------------------------------------------------------------------------------------

MORTGAGE BACKED SECURITIES (15.7% OF PORTFOLIO)
American Business Financial Services 96-2 ............           7.53                 02/15/28        89,699             90,697
American Business Financial Services 99-1 ............           6.58                 05/25/30       449,448            465,877
Amresco Residential Securities 98-1 ..................           7.07                 10/25/27       284,623            291,109
Chase Mortgage Finance Corp. 03-S2 ...................           5.00                 03/25/18       106,762            108,331
Chemical Mortgage Acceptance Corp. 88-2 ..............           7.41(c)              05/25/18        34,039             34,171
CITICORP Mortgage Securities, Inc. 88-11 .............           2.92(c)              11/25/18       159,149            158,945
CITICORP Mortgage Securities, Inc. 88-17 .............           2.98(c)              08/25/18       166,621            160,512
CMO Trust 17 .........................................           7.25                 04/20/18         8,398              8,422
Conseco Finance Securitizations Corp. 00-C ...........           1.61(c)              12/15/29     1,773,624          1,773,425
Conseco Finance Securitizations Corp. 01-2 ...........           6.60                 02/01/33       624,557            606,306
Contimortgage Home Equity Loan Trust 95-2 ............           8.10                 08/15/25       274,494            274,373
Countrywide Home Loans 02-32 .........................           1.80(c)              01/25/33       217,698            217,887
Countrywide Home Loans 03-J13 ........................           5.25                 01/25/24     1,462,089          1,472,809
Countrywide Home Loans 03-56 .........................           3.47                 12/25/33       700,000            693,882
Credit Suisse First Boston Mortgage 02-FL1A (b) ......           1.62(c)              01/15/10        88,298             88,293
DLJ Mortgage Acceptance Corp. 91-3 ...................           3.04(c)              02/20/21       186,448            185,651
Equity One ABS Inc. 03-4 .............................           1.45(c)              11/25/33        79,994             79,999
FHLMC 2419 ...........................................           5.50                 03/15/17        10,067             10,302
FHLMC 2586 ...........................................           3.50                 12/15/32       958,737            962,227
FHLMC 2649 ...........................................           4.50                 07/15/18     1,004,368            952,160
FHLMC M80833 .........................................           4.00                 08/01/10       694,216            679,709
FHLMC M80848 .........................................           3.00                 07/01/10       478,080            451,385

SHORT-TERM BOND FUND

JUNE 30, 2004

(UNAUDITED)

                                                              INTEREST     MATURITY           FACE
                                                                RATE         DATE             AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
First Alliance Mortgage Loan Trust 94-1 ............            5.85%      04/25/25        $   68,279        $   68,215
First Alliance Mortgage Loan Trust 94-2 ............            7.63       07/25/25           121,637           121,528
First Alliance Mortgage Loan Trust 94-3 ............            7.83       10/25/25            10,551            10,529
First Greensboro Home Equity Loan Trust 98-1 .......            6.55       12/25/29           162,611           167,097
FNMA 93-170 ........................................            2.65(c)    09/25/08            21,586            21,598
FNMA 03-5 ..........................................            4.25       08/25/22           463,225           449,803
FNMA 03-16 .........................................            5.00       03/25/18           191,776           191,030
FNMA 03-38 .........................................            5.00       03/25/23           461,809           457,085
FNMA 03-81 .........................................            4.75       09/25/18           607,124           587,053
FNMA 03-86 .........................................            4.50       09/25/18         1,108,868         1,027,346
Fremont Home Loan Owners Trust 99-2 ................            7.28       06/25/29           127,093           128,993
GNMA 02-69 .........................................            1.63(c)    06/20/28         1,209,235         1,210,961
GNMA 03-11 .........................................            4.00       10/17/29         1,381,392         1,334,394
GNMA 03-26 .........................................            1.70(c)    04/16/33           129,271           129,597
GNMA 03-76 .........................................            4.50       09/20/17           558,178           558,107
GNMA 583189 ........................................            4.50       02/20/17           106,309           104,174
Green Tree Financial Corp. 98-3 ....................            6.22       03/01/30           534,684           529,660
GS Mortgage Securities Corp. 03-10 .................            4.98(c)    10/25/33           954,812           965,008
Housing Securities Inc. 94-2 .......................            6.50       07/25/09            17,971            18,114
Lehman ABS Manufactured Housing Contract 01-B ......            4.35       05/15/14           438,431           432,269
Mortgage Capital Funding, Inc. 98-MC3 ..............            6.00       11/18/31           134,803           140,315
New Century Home Equity Loan Trust 97-NC5 ..........            6.70       10/25/28            47,038            47,583
Oakwood Mortgage Investors, Inc. 99-D ..............            7.84       11/15/29           816,830           759,427
Oakwood Mortgage Investors, Inc. 02-A ..............            1.49(c)    09/15/14           985,166           818,263
Principal Residential Mortgage Capital 01-3A (b) ...            4.55       12/20/04         3,075,000         3,083,364
Residential Accredit Loans, Inc. 02-QS9 ............            1.90(c)    07/25/32           102,761           103,071
Residential Asset Mortgage Products, Inc. 02-RS5 ...            3.72       07/25/27             4,311             4,305
Residential Asset Mortgage Products, Inc. 03-RS8 ...            1.46(c)    08/25/21            88,049            88,053
Residential Funding Mortgage Securities, Inc. 03-S11            3.50       06/25/18           478,253           475,729
Residential Funding Mortgage Securities, Inc. 03-S15            4.50       08/25/18           559,850           552,598
Ryland Acceptance Corp. 64 E .......................            5.28(c)    04/01/18           201,148           201,469
Salomon Brothers Mortgage Securities 97-LB6 ........            6.82       12/25/27            27,144            27,119
Structured Asset Securities Corp. 03-8 .............            5.00       04/25/33           385,986           386,691
Structured Asset Securities Corp. 98-RF1 (b) .......            8.74(c)    04/15/27           197,235           212,645
Structured Mortgage Asset Residential Trust 92-10A .            7.50       11/25/08            27,090            27,472
UCFC Home Equity Loan 98-B .........................            6.27       11/15/24           101,711           102,557
UCFC Manufactured Housing Contract 98-2 A2 .........            6.08       02/15/15            18,870            18,993
UCFC Manufactured Housing Contract 98-2 A3 .........            6.16       08/15/19         2,900,000         2,895,602
Vanderbilt Mortgage & Finance 03-A .................            1.80(c)    05/07/26         1,937,519         1,946,905
Washington Mutual Mortgage Securities Corp. 03-AR10             3.53       10/25/33           350,000           344,198
Washington Mutual Mortgage Securities Corp. 03-AR12             3.36       02/25/34           700,500           702,500
Washington Mutual Mortgage Securities Corp. 03-S5 ..            2.75(c)    06/25/33           232,240           231,678

SHORT-TERM BOND FUND

JUNE 30, 2004

(UNAUDITED)

                                                                 INTEREST         MATURITY       FACE
                                                                   RATE             DATE        AMOUNT               VALUE
---------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
Wells Fargo Mortgage Backed Securities 03-17 ..............        5.00%          01/25/34   $   830,713        $   839,368
---------------------------------------------------------------------------------------------------------------------------
      Total Mortgage Backed Securities (Cost $32,719,804) ...................................................    32,288,938
---------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS (0.2% OF PORTFOLIO)
Louisiana Local Government Environment Authority ..........        4.38           10/01/04       110,000            110,673
Santa Maria CA Water & Wastewater Authority ...............        0.00(a)        08/01/06       240,000            222,871
---------------------------------------------------------------------------------------------------------------------------
      Total Municipal Bonds (Cost $338,419) ..................................................................      333,544
---------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (25.1% OF PORTFOLIO)
Federal Farm Credit Bank ..................................        2.10           03/17/06     1,200,000          1,185,701
Federal Farm Credit Bank ..................................        2.20           07/10/06     1,200,000          1,180,214
Federal Farm Credit Bank ..................................        2.63           08/11/06     1,450,000          1,436,180
Federal Farm Credit Bank ..................................        2.35           08/18/06     1,200,000          1,181,430
Federal Farm Credit Bank ..................................        2.20           10/03/06     1,200,000          1,174,884
Federal Farm Credit Bank ..................................        2.30           12/11/06       800,000            781,842
Federal Farm Credit Bank ..................................        5.00           01/22/07     2,000,000          2,032,462
Federal Farm Credit Bank ..................................        3.24           03/17/08       250,000            240,549
Federal Farm Credit Bank ..................................        4.00           04/28/08       650,000            650,565
Federal Farm Credit Bank ..................................        3.92           10/27/08       700,000            695,717
Federal Home Loan Bank ....................................        2.13(d)        12/26/07       750,000            728,244
Federal Home Loan Bank ....................................        2.88           06/30/08       250,000            240,512
Federal Home Loan Bank ....................................        2.04           11/15/05       200,000            198,560
Federal Home Loan Bank ....................................        2.10           04/24/06       700,000            690,066
Federal Home Loan Bank ....................................        2.27           07/28/06     1,350,000          1,328,310
Federal Home Loan Bank ....................................        2.00(d)        09/20/06       225,000            224,999
Federal Home Loan Bank ....................................        3.00           10/20/06       750,000            746,617
Federal Home Loan Bank ....................................        3.80           11/13/07     1,250,000          1,250,066
Federal Home Loan Bank ....................................        3.88           11/28/07       750,000            750,042
Federal Home Loan Bank ....................................        3.65           12/03/07       750,000            738,184
Federal Home Loan Bank ....................................        3.50           05/19/08       775,000            764,532
Federal Home Loan Bank ....................................        4.10           11/05/08     1,250,000          1,248,583
Federal Home Loan Bank ....................................        4.30           11/20/08       250,000            250,018
Federal Home Loan Bank ....................................        3.83           11/28/08     1,350,000          1,336,138
Federal Home Loan Mortgage Corp. (e) ......................        2.05           11/28/05       700,000            694,672
Federal Home Loan Mortgage Corp. (e) ......................        2.75           05/05/06       850,000            847,390
Federal Home Loan Mortgage Corp. (e) ......................        2.63           11/28/06     1,100,000          1,079,010
Federal Home Loan Mortgage Corp. (e) ......................        2.25           12/26/06     1,250,000          1,219,576
Federal Home Loan Mortgage Corp. (e) ......................        3.00           04/30/07     1,375,000          1,359,258
Federal Home Loan Mortgage Corp. (e) ......................        3.75           01/28/08     1,900,000          1,899,846
Federal Home Loan Mortgage Corp. (e) ......................        4.55           12/03/08       250,000            252,178
Federal National Mortgage Assn. (e) .......................        2.00           01/23/06     1,450,000          1,434,472
Federal National Mortgage Assn. (e) .......................        2.00           06/09/06       400,000            392,430

SHORT-TERM BOND FUND

JUNE 30, 2004

(UNAUDITED)

                                                                          INTEREST       MATURITY        FACE
                                                                            RATE           DATE          AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - CONTINUED
Federal National Mortgage Assn. (e) .................................       2.15%        07/28/06    $  900,000     $    883,358
Federal National Mortgage Assn. (e) .................................       2.76         07/28/06       250,000          248,415
Federal National Mortgage Assn. (e) .................................       2.80         11/13/06     1,200,000        1,188,071
Federal National Mortgage Assn. (e) .................................       2.60         03/30/07     1,950,000        1,908,338
Federal National Mortgage Assn. (e) .................................       4.18         08/27/09       250,000          247,081
Federal National Mortgage Assn. (e) .................................       4.13         09/02/09       250,000          241,605
Federal National Mortgage Assn. (e) .................................       4.80         11/06/09       700,000          701,635
Financing Corp. .....................................................       0.00(a)      11/30/04       114,000          113,357
Overseas Private Investment Corp. ...................................       0.00(f)      05/27/08       500,000          501,190
Overseas Private Investment Corp. ...................................       0.00(g)      11/30/10     1,350,000        1,590,341
Overseas Private Investment Corp. ...................................       4.10         11/15/14       962,720          938,527
Smith Enron, Shipbuilding ...........................................       5.97         12/15/06       217,000          217,909
Tennessee Valley Authority ..........................................       2.45         05/15/08       650,000          611,610
Tennessee Valley Authority ..........................................       0.00(a)      05/01/05       100,000           98,194
Tennessee Valley Authority ..........................................       3.30         01/15/08       325,000          319,676
U.S. Department of Housing & Etc. ...................................       7.50         08/01/11       180,000          201,946
U.S. Treasury Note ..................................................       5.88         11/15/04     2,375,000        2,412,480
U.S. Treasury Note ..................................................       1.88         11/30/05     1,150,000        1,142,049
U.S. Treasury Note ..................................................       1.50         03/31/06     1,100,000        1,080,020
U.S. Treasury Note ..................................................       4.63         05/15/06     1,100,000        1,138,973
U.S. Treasury Note ..................................................       2.63         11/15/06     2,775,000        2,755,705
U.S. Treasury Note ..................................................       2.63         05/15/08     3,000,000        2,905,899
--------------------------------------------------------------------------------------------------------------------------------
      Total U.S. Government and Agency Obligations (Cost $52,140,670) ...........................................     51,679,626
--------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (1.0% OF PORTFOLIO)
Merrill Lynch Inc ...................................................       1.45         07/01/04     2,045,000        2,045,000
--------------------------------------------------------------------------------------------------------------------------------
      Total Commercial Paper (Cost $2,045,000) ..................................................................      2,045,000
--------------------------------------------------------------------------------------------------------------------------------

MONEY MARKET ACCOUNTS (LESS THAN 0.1% OF PORTFOLIO)
SSgA Money Market Fund ..............................................       0.79(h)                          83               83
SSgA Prime Money Market Fund ........................................       1.00(h)                           1                1
--------------------------------------------------------------------------------------------------------------------------------
      Total Money Market Accounts (Cost $84) ........................                                                         84
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $207,026,777) - 100% ......................................................   $205,672,611
================================================================================================================================

(a)   Zero coupon security, purchased at a discount.
(b) 144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $19,147,108 and represents 9.3% of net assets.
(c)   Variable coupon rate as of June 30, 2004.
(d) Step coupon security, the current rate may be adjusted upwards before maturity date.
(e) The issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S Government.
(f)   Zero coupon security, security accretes to a premium price at maturity.
(g) Zero coupon security, security accretes to a premium "Put" price at specified dates.
(h)   7-day yield at June 30, 2004.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STOCK INDEX FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004

(UNAUDITED)

                                                                     COST                     VALUE
------------------------------------------------------------------------------------------------------
INVESTMENT IN EQUITY 500 INDEX PORTFOLIO                          $45,892,549              $38,169,499

Substantially all the assets of the Stock Index Fund are invested in the Equity 500 Index Portfolio managed by SSgA. As of June 30, 2004, the Stock Index Fund's ownership interest in the Equity 500 Index Portfolio was 1.36%.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VALUE FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004
(UNAUDITED)

                                              SHARES       VALUE
-------------------------------------------------------------------
COMMON STOCKS (96.9% OF PORTFOLIO)
CONSUMER DISCRETIONARY - 9.7%
Auto Components
      Delphi Corp. .......................    752,000  $  8,031,360
Hotels, Restaurants, & Leisure
      Wendy's International, Inc. ........    445,200    15,510,768
Household Durables
      Maytag Corp. .......................    271,400     6,652,014
Specialty Retail
      Office Depot, Inc. (a) .............    302,000     5,408,820
-------------------------------------------------------------------
            Total Consumer Discretionary..               35,602,962
-------------------------------------------------------------------

CONSUMER STAPLES - 3.2%
Food Products
      Dean Foods Co. (a) .................    133,300     4,973,423
      J.M. Smucker Co. ...................    148,853     6,833,841
-------------------------------------------------------------------
            Total Consumer Staples .......               11,807,264
-------------------------------------------------------------------

ENERGY - 13.5%
Energy Equipment & Services
      Baker Hughes, Inc. .................    127,000     4,781,550
Oil & Gas
      BP PLC ADR .........................    172,352     9,232,897
      ChevronTexaco Corp. ................    117,000    11,010,870
      ConocoPhillips .....................    173,000    13,198,170
      Marathon Oil Corp. .................    300,000    11,352,000
-------------------------------------------------------------------
            Total Energy .................               49,575,487
-------------------------------------------------------------------

FINANCIALS - 22.4%
Commercial Banks
      Bank of America Corp. ..............    160,100    13,547,662
      Comerica, Inc. .....................     90,000     4,939,200
      Commerce Bancshares, Inc. ..........     20,291       932,270
Diversified Financial Services
      CIT Group Inc. .....................    241,000     9,227,890
      Citigroup, Inc. ....................    210,100     9,769,650
      Genworth Financial, Inc. (a) .......    195,000     4,475,250
      J. P. Morgan, Chase & Co. ..........    402,600    15,608,802
Insurance
      Allstate Corp. .....................    140,000     6,517,000
      Chubb Corp. ........................    111,000     7,567,980
      Principal Financial Group (a) ......    142,800     4,966,584
      UnumProvident Corp. ................    300,000     4,770,000
-------------------------------------------------------------------
            Total Financials .............               82,322,288
-------------------------------------------------------------------

HEALTHCARE - 9.5%
Healthcare Providers & Services
      HCA Corp. ..........................    120,000     4,990,800
Pharmaceuticals
      Abbott Laboratories ................    244,000     9,945,440
      Bristol Myers Squibb Co. ...........    446,700    10,944,150
      Hospira Inc. (a) ...................     24,400       673,440
      Schering-Plough Corp. ..............    454,000     8,389,920
-------------------------------------------------------------------
            Total Healthcare .............               34,943,750
-------------------------------------------------------------------

INDUSTRIALS - 25.1%
Airlines
      Southwest Airlines Co. .............    740,000    12,409,800
Commercial Services & Supplies
      Avery Dennison Corp. ...............    162,600    10,408,026
      R.R. Donnelley & Sons Co. ..........    121,700     4,018,534
Industrial Conglomerates
      Honeywell International Inc. .......    145,000     5,311,350
      Parker Hannifin Corp. ..............    156,975     9,333,733
      Tyco International Ltd. ............    464,000    15,376,960
Machinery
      Flowserve Corp. (a) ................    390,000     9,726,600
Trading Companies & Distributers
      Applied Industrial Technologies,Inc.     64,825     1,952,529
      Genuine Parts Co. ..................    400,400    15,887,872
      Hughes Supply, Inc. ................    133,000     7,837,690
-------------------------------------------------------------------
            Total Industrials ............               92,263,094
-------------------------------------------------------------------

INFORMATION TECHNOLOGY - 2.3%
Computers & Peripherals
      Hewlett-Packard Co. ................    254,000     5,359,400
Office Electronics
      IKON Office Solutions, Inc. ........    260,000     2,982,200
-------------------------------------------------------------------
            Total Information Technology..                8,341,600
-------------------------------------------------------------------

VALUE FUND

JUNE 30, 2004
(UNAUDITED)

                                              SHARES/
                                            FACE AMOUNT   VALUE
-------------------------------------------------------------------
COMMON STOCKS - CONTINUED
MATERIALS - 6.1%
Containers & Packaging
      Bemis Co., Inc. ....................    533,600  $ 15,074,200
      Pactiv Corp. (a) ...................    301,200     7,511,928
-------------------------------------------------------------------
           Total Materials ...............               22,586,128
-------------------------------------------------------------------

UTILITIES - 5.1%
Gas Utilities
      El Paso Corp. ......................  1,102,500     8,687,700
Multi-Utilities
      Questar Corp. ......................    256,200     9,899,568
-------------------------------------------------------------------
           Total Utilities ...............               18,587,268
-------------------------------------------------------------------
           Total Common Stocks
              (Cost $221,720,793) ........              356,029,841
-------------------------------------------------------------------

COMMERCIAL PAPER (3.1% OF PORTFOLIO)
Merrill Lynch & Co.,
      1.45%, due 07/01/04 ................$11,266,000    11,266,000
-------------------------------------------------------------------
           Total Commercial Paper
             (Cost $11,266,000) ..........               11,266,000
-------------------------------------------------------------------

MONEY MARKET ACCOUNTS (LESS THAN 0.1% OF PORTFOLIO)
SSgA Money Market Fund, 0.79% (b) ........             $      1,118
SSgA Prime Money Market Fund, 1.00% (b) ..                        1
-------------------------------------------------------------------
           Total Money Market Accounts (Cost $1,119)          1,119
-------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
      (COST $232,987,912) - 100% .........             $367,296,960
===================================================================
(a) Non-income producing.
(b) 7-day yield at June 30, 2004.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

SMALL-COMPANY STOCK FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004
(UNAUDITED)

                                               SHARES         VALUE
---------------------------------------------------------------------
COMMON STOCKS (89.2% OF PORTFOLIO)
CONSUMER DISCRETIONARY - 15.3%
Auto Components
 Cooper Tire & Rubber Co. ............         55,000      $1,265,000
Hotels, Restaurants, & Leisure
 CBRL Group, Inc. ...................          27,100         836,035
 O'Charley's Inc. (a) ...............          65,300       1,122,507
Household Durables
 La-Z-Boy Inc. ......................          40,300         724,594
Specialty Retail
 Claire's Stores, Inc. ..............          52,000       1,128,400
---------------------------------------------------------------------
  Total Consumer Discretionary ......................       5,076,536
---------------------------------------------------------------------

CONSUMER STAPLES - 4.7%
Food Products
 J.M. Smucker Co. ....................         10,868         498,950
Personal Products
 Alberto Culver Co. (Class A) ........         21,000       1,052,940
---------------------------------------------------------------------
  Total Consumer Staples ............................       1,551,890
---------------------------------------------------------------------

ENERGY - 9.1%
Energy Equipment & Services
 Helmerich & Payne, Inc. .............         37,500         980,625
 Varco International, Inc. (a) .......         38,600         844,954
Oil & Gas
 Cimarex Energy Co. (a) ..............         39,400       1,191,062
---------------------------------------------------------------------
  Total Energy ......................................       3,016,641
---------------------------------------------------------------------

FINANCIALS - 12.7%
Commercial Banks
 American National Bankshares Inc. ...          4,000          87,120
 Astoria Financial Corp. .............         20,000         731,600
 Citizens Banking Corp. ..............         12,700         394,335
 City Bank (Lynnwood WA) .............         19,707         631,018
 James Monroe Bancorp, Inc. (a) ......         10,500         196,980
 National Bankshares Inc. (Virginia) .         17,700         734,550
 Valley National Bancorp .............         37,374         944,815
Diversified Financial Services
 Asset Acceptance Capital Corp. (a) ..         28,000         476,000
---------------------------------------------------------------------
  Total Financials ..................................       4,196,418
---------------------------------------------------------------------

HEALTHCARE - 1.9%
Healthcare Providers & Services
 Triad Hospitals Inc. (a) ............         16,600      $  618,018
---------------------------------------------------------------------
  Total Healthcare ..................................         618,018
---------------------------------------------------------------------
INDUSTRIALS - 26.7%
Aerospace & Defense
 Triumph Group, Inc. (a) .............         23,900         763,127
Industrial Conglomerates
 Carlisle Companies, Inc. ............         19,000       1,182,750
 CLARCOR, Inc. .......................          8,100         370,980
 Standex International Corp. .........         19,500         530,400
Machinery
 Flowserve Corp. (a) .................         58,500       1,458,990
 Manitowoc Co., Inc. .................         31,000       1,049,350
 Regal-Beloit Corp. ..................         43,500         968,310
Road & Rail
 Overnite Corp. ......................         18,500         543,900
Trading Companies & Distributers
 Applied Industrial Technologies, Inc.         20,200         608,424
 Hughes Supply, Inc. .................         23,200       1,367,176
---------------------------------------------------------------------
  Total Industrials .................................       8,843,407
---------------------------------------------------------------------

INFORMATION TECHNOLOGY - 12.1%
Communications Equipment
 Cable Design Technologies (a) .......        122,500       1,298,500
Computers & Peripherals
 Western Digital Corp. (a) ...........         70,000         606,200
Electronic Equipment & Instruments
 Vishay Intertechnology, Inc. (a) ....         70,000       1,300,600
Office Electronics
 IKON Office Solutions, Inc. .........         71,500         820,105
---------------------------------------------------------------------
  Total Information Technology ......................       4,025,405
---------------------------------------------------------------------

MATERIALS - 2.2%
Containers & Packaging
 Pactiv Corp. (a) ....................         30,000         748,200
---------------------------------------------------------------------
  Total Materials ...................................         748,200
---------------------------------------------------------------------

SMALL - COMPANY STOCK FUND

JUNE 30, 2004
(UNAUDITED)

                                                          SHARES/
                                                        FACE AMOUNT           VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
UTILITIES - 4.5%
Multi-Utilities

 Questar Corp. .......................................        38,300      $  1,479,913
--------------------------------------------------------------------------------------
   Total Utilities ...................................                       1,479,913
--------------------------------------------------------------------------------------
   Total Common Stocks (Cost $21,693,893) ..........................        29,556,428
--------------------------------------------------------------------------------------

COMMERCIAL PAPER (10.8% OF PORTFOLIO)

American General Corp.,
 1.12%, due 07/07/04 .................................     $ 999,813      $    999,813
Merrill Lynch & Co.,
 1.45%, due 07/01/04 .................................     1,579,000         1,579,000
Prudential Funding Corp.,
 1.02%, due 07/01/04 .................................     1,000,000         1,000,000
--------------------------------------------------------------------------------------
   Total Commercial Paper (Cost $3,578,813) ........................         3,578,813
--------------------------------------------------------------------------------------

MONEY MARKET ACCOUNTS (LESS THAN 0.1% OF PORTFOLIO)
SSgA Money Market Fund, 0.79% (b) ..................................               703
SSgA Prime Money Market Fund, 1.00% (b) ............................                 1
--------------------------------------------------------------------------------------
   Total Money Market Accounts (Cost $704) .........................               704
--------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
 (COST $25,273,410) - 100% .........................................      $ 33,135,945
======================================================================================


(a) Non-income producing.
(b) 7-day yield at June 30, 2004.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

INTERNATIONAL STOCK INDEX FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004
(UNAUDITED)


                                                                            COST                    VALUE
-----------------------------------------------------------------------------------------------------------
INVESTMENT IN MSCI(R) EAFE(R) INDEX PORTFOLIO ......................     $5,549,412              $5,533,679
===========================================================================================================

Substantially all the assets of the International Stock Index Fund are invested in the MSCI(R) EAFE(R) Portfolio managed by SSgA. As of June 30, 2004, the International Stock Index Fund's ownership interest in the MSCI(R) EAFE(R) Portfolio was 7.34%.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NASDAQ - 100 INDEX TRACKING STOCK (SM) FUND

PORTFOLIO OF INVESTMENTS JUNE 30, 2004 (UNAUDITED)

                                                                                 SHARES                           VALUE
--------------------------------------------------------------------------------------------------------------------------
EXCHANGE TRADED FUND (99.8% OF PORTFOLIO)
Nasdaq-100 Index Tracking Stock (SM) ........................................    176,300                       $ 6,660,614
--------------------------------------------------------------------------------------------------------------------------
   Total Exchange Traded Fund (Cost $6,241,367) .............................................                    6,660,614
--------------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNT (0.2% OF PORTFOLIO)
SSgA Money Market Fund, 0.79% (a) ...........................................................                       13,006
--------------------------------------------------------------------------------------------------------------------------
   Total Money Market Account (Cost $13,006) ................................................                       13,006
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $6,254,373) - 100% ....................................                   $6,673,620
==========================================================================================================================

(a) 7-day yield at June 30, 2004.

As of June 30, 2004, substantially all of the assets of the Nasdaq-100 Index Tracking Stock(SM) Fund were invested in shares of the Nasdaq-100 Index Tracking Stock(SM), issued by the Nasdaq-100 Trust, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the Nasdaq-100 Index. More information about the Nasdaq-100 Index Tracking Stock(SM) is available in its financial statements, which are publicly available and may be obtained on the SEC Edgar System.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS & LIABILITIES

JUNE 30, 2004
(UNAUDITED)

                                                                                                   SHORT-TERM
                                                                                DAILY INCOME       GOVERNMENT          SHORT-TERM
                                                                                    FUND         SECURITIES FUND        BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS

Investments in securities, at value (cost: $87,309,590; $40,647,637;
$207,026,777; $45,892,549; $232,987,912; $25,273,410;
$5,549,412; $6,254,373) ..................................................        $87,309,590       $40,727,951       $205,672,611
Receivables
 Investment securites sold ...............................................                 --         4,499,143                 --
 Dividends and interest ..................................................            493,826           221,639          1,856,122
 Capital shares sold .....................................................             22,528             3,363            204,227
Prepaid expenses .........................................................             13,546             9,651             20,941
----------------------------------------------------------------------------------------------------------------------------------
Total assets .............................................................         87,839,490        45,461,747        207,753,901
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payables
 Cash ....................................................................                 --                --              3,128
 Investment securities purchased .........................................            879,679         3,748,330          2,174,249
 Accrued expenses ........................................................             36,678            24,583             76,108
 Due to RE Advisers ......................................................             32,840            14,437             96,033
 Capital shares redeemed .................................................             29,067             2,500             87,753
 Dividends ...............................................................                637             3,587             42,359
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities ........................................................            978,901         3,793,437          2,479,630
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................        $86,860,589       $41,668,310       $205,274,271
==================================================================================================================================

NET ASSETS CONSIST OF:

Unrealized appreciation (depreciation) of investments ....................        $        --       $    80,314       $ (1,354,166)
Undistributed net income (loss) ..........................................                 --           (10,701)           (45,967)
Undistributed net realized gain (loss) from investments and
 futures transactions .....................................................           (18,139)            2,751           (384,393)
Paid-in-capital applicable to outstanding shares of 86,878,728 of Daily
 Income Fund, 8,143,684 of Short-Term Government Securities Fund,
 39,781,943 of Short-Term Bond Fund, 4,479,283 of Stock Index Fund,
 12,682,542 of Value Fund, 2,324,645 of Small-Company Stock Fund,
 641,841 of International Stock Index Fund, and 1,296,772 of
 Nasdaq-100 Index Tracking Stock (SM) Fund ..................................         86,878,728        41,595,946     207,058,797
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................        $86,860,589       $41,668,310       $205,274,271
==================================================================================================================================
NET ASSET VALUE PER SHARE ................................................        $      1.00       $      5.12       $       5.16
==================================================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS & LIABILITIES

JUNE 30, 2004
(UNAUDITED)

                                           SMALL-           INTERNATIONAL        NASDAQ-100
STOCK INDEX             VALUE              COMPANY           STOCK INDEX       INDEX TRACKING
    FUND                 FUND            STOCK FUND              FUND          STOCK(SM) FUND
---------------------------------------------------------------------------------------------
$  38,169,499       $ 367,296,960       $  33,135,945       $   5,533,679       $   6,673,620
           --                  --                  --                  --                  --

           --                  --                  --                  --                  --
           --             444,707              13,638                  --                  70
      149,018             110,019               1,678                 761                 420
        8,037              26,902               8,480               6,996               6,467
---------------------------------------------------------------------------------------------
   38,326,554         367,878,588          33,159,741           5,541,436           6,680,577
---------------------------------------------------------------------------------------------




           --                  --                  --                  --               7,508
       26,352             118,670              32,912              11,232               8,602
       10,944             199,974              27,452                 696               2,188
          100             220,973              10,153                  --                 100
           --              32,015                  --                  --                  --
---------------------------------------------------------------------------------------------
       37,396             571,632              70,517              11,928              18,398
---------------------------------------------------------------------------------------------
$  38,289,158       $ 367,306,956       $  33,089,224       $   5,529,508       $   6,662,179
=============================================================================================



$  (7,723,050)      $ 134,309,048       $   7,862,535       $     (15,733)      $     419,247
      161,123                (575)            (43,743)             37,928             (44,117)

   (8,306,466)          5,668,832             (61,141)            855,211             132,989





   54,157,551         227,329,651          25,331,573           4,652,102           6,154,060
---------------------------------------------------------------------------------------------
$  38,289,158       $ 367,306,956       $  33,089,224       $   5,529,508       $   6,662,179
=============================================================================================
$        8.55       $       28.96       $       14.23       $        8.62       $        5.14
=============================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

S T A T E M E N T S   O F   O P E R A T I O N S

FOR THE PERIOD ENDED JUNE 30, 2004
(UNAUDITED)

                                                                                      SHORT-TERM
                                                                DAILY INCOME          GOVERNMENT             SHORT-TERM
                                                                   FUND             SECURITIES FUND           BOND FUND
                                                                   ----             ---------------           ---------
INVESTMENT INCOME
     Interest .......................................            $ 470,138             $ 568,109             $ 3,680,537
     Dividends ......................................                   --                    --                      --
     Allocated from Master
         Income .....................................                   --                    --                      --
         Expense ....................................                   --                    --                      --
                                                                 ---------             ---------             -----------
Total income ........................................              470,138               568,109               3,680,537
                                                                 ---------             ---------             -----------
EXPENSES
     Management fees ................................              206,551                94,929                 629,785
     Shareholder servicing ..........................               55,931                29,043                  73,398
     Custodian and accounting fees ..................               24,220                23,048                  69,710
     Registration expense ...........................               10,765                 8,915                  12,708
     Legal and audit fees ...........................                8,709                 5,886                  23,579
     Printing .......................................                8,477                 4,351                  15,280
     Communication ..................................                5,695                 3,158                   9,751
     Directors fees .................................                4,820                 2,430                  11,999
     Insurance ......................................                3,447                 1,786                   9,013
     Other expenses .................................                2,248                 1,208                   4,072
     Administration fees ............................                   --                    --                      --
                                                                 ---------             ---------             -----------
Total Expenses ......................................              330,863               174,754                 859,295
                                                                 ---------             ---------             -----------
Less fees waived and expenses
   reimbursed by RE Advisers ........................              (41,796)              (16,503)                (71,906)
                                                                 ---------             ---------             -----------
Net expenses ........................................              289,067               158,251                 787,389
                                                                 ---------             ---------             -----------
NET INVESTMENT INCOME (LOSS) ........................              181,071               409,858               2,893,148
                                                                 ---------             ---------             -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments .............                   --                 1,886                  (2,681)
Net change in unrealized appreciation (depreciation)                    --              (374,850)             (2,937,409)
                                                                 ---------             ---------             -----------
NET GAIN (LOSS) ON INVESTMENTS ......................                   --              (372,964)             (2,940,090)
                                                                 ---------             ---------             -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            $ 181,071             $  36,894             $   (46,942)
                                                                 =========             =========             ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

S T A T E M E N T S   O F   O P E R A T I O N S

FOR THE PERIOD ENDED JUNE 30, 2004
(UNAUDITED)

                                         SMALL-         INTERNATIONAL        NASDAQ-100
STOCK INDEX            VALUE            COMPANY          STOCK INDEX       INDEX TRACKING
    FUND                FUND           STOCK FUND           FUND           STOCK(SM) FUND
    ----                ----           ----------           ----           --------------
$        --         $    74,195        $  15,078         $      --           $     281
         --           3,559,143          168,329                --                  --

    296,626                  --               --            75,701                  --
     (8,168)                 --               --            (3,536)                 --
-----------         -----------        ---------         ---------           ---------
    288,458           3,633,338          183,407            72,165                 281
-----------         -----------        ---------         ---------           ---------

         --           1,029,900          131,555                --               7,409
     45,491             180,955           44,875            17,915              20,154
      7,583              67,420           18,650             4,029               5,204
      7,228              12,165            8,819             6,968               7,631
      5,252              36,202            3,589             1,930                 623
      8,711              43,112            9,306             2,071               2,699
      5,372              25,214            5,579             1,578               2,464
      2,129              19,933            2,013               286                 350
      1,384              13,990            1,361               154                 228
      1,196               9,614            1,403               102                 278
     45,328                  --               --             5,867                  --
-----------         -----------        ---------         ---------           ---------
    129,674           1,438,505          227,150            40,900              47,040
-----------         -----------        ---------         ---------           ---------

     (2,339)                 --               --            (9,330)             (2,642)
-----------         -----------        ---------         ---------           ---------
    127,335           1,438,505          227,150            31,570              44,398
-----------         -----------        ---------         ---------           ---------
    161,123           2,194,833          (43,743)           40,595             (44,117)
-----------         -----------        ---------         ---------           ---------

   (159,888)          6,768,943          285,213           882,143             611,249
  1,077,493          11,351,479          536,371          (805,569)           (409,506)
-----------         -----------        ---------         ---------           ---------
    917,605          18,120,422          821,584            76,574             201,743
-----------         -----------        ---------         ---------           ---------
$ 1,078,728         $20,315,255        $ 777,841         $ 117,169           $ 157,626
===========         ===========        =========         =========           =========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

S T A T E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S

                                                                          SHORT-TERM
                                                                           GOVERNMENT                    SHORT-TERM
                                          DAILY INCOME FUND              SECURITIES FUND                  BOND FUND
                                   -----------------------------  ----------------------------  -----------------------------
                                     Six Months                    Six Months                    Six Months
                                       Ended        Year Ended        Ended       Year Ended        Ended        Year Ended
                                   June 30, 2004    December 31,  June 30, 2004  December 31,   June 30, 2004    December 31,
                                    (Unaudited)        2003        (Unaudited)       2003        (Unaudited)         2003
                                    -----------        ----        -----------       ----        -----------         ----
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss) ....   $    181,071   $    415,570   $    409,858   $    928,436   $   2,893,148   $   6,688,923
Net realized gain (loss)
  on investments ................             --            (21)         1,886         75,821          (2,681)        123,883
Net change in unrealized
  appreciation (depreciation) ...             --             --       (374,850)      (472,496)     (2,937,409)     (2,728,872)
                                    ------------   ------------   ------------   ------------   -------------   -------------
Increase (decrease) in net
  assets from operations ........        181,071        415,549         36,894        531,761         (46,942)      4,083,934
                                    ------------   ------------   ------------   ------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ...........       (181,071)      (415,570)      (420,559)      (972,155)     (2,939,115)     (6,832,418)
Net realized gain
  on investments ................             --             --             --        (11,343)             --              --
                                    ------------   ------------   ------------   ------------   -------------   -------------
Total distributions
  to shareholders ...............       (181,071)      (415,570)      (420,559)      (983,498)     (2,939,115)     (6,832,418)
                                    ------------   ------------   ------------   ------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS, NET
  (See Note 6) ..................      7,314,661      3,499,368        199,916      3,126,576      (6,024,945)     15,546,517
                                    ------------   ------------   ------------   ------------   -------------   -------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS .................      7,314,661      3,499,347       (183,749)     2,674,839      (9,011,002)     12,798,033

NET ASSETS
Beginning of period .............     79,545,928     76,046,581     41,852,059     39,177,220     214,285,273     201,487,240
                                    ------------   ------------   ------------   ------------   -------------   -------------
END OF PERIOD ...................   $ 86,860,589   $ 79,545,928   $ 41,668,310   $ 41,852,059   $ 205,274,271   $ 214,285,273
                                    ============   ============   ============   ============   =============   =============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

S T A T E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S


          STOCK-INDEX                                                    SMALL-COMPANY
             FUND                          VALUE FUND                      STOCK FUND
------------------------------  ------------------------------    ---------------------------
 Six Months                        Six Months                      Six Months
   Ended          Year Ended         Ended         Year Ended         Ended        Year Ended
June 30, 2004     December 31,  June 30, 2004     December 31,    June 30, 2004   December 31,
 (Unaudited)         2003        (Unaudited)          2003         (Unaudited)        2003
 -----------         ----        -----------          ----         -----------        ----



$    161,123    $    270,968    $   2,194,833    $   4,627,434    $    (43,743)   $     (6,527)

    (159,888)       (705,347)       6,768,943        2,535,563         285,213        (207,103)

   1,077,493       3,125,656       11,351,479       65,344,021         536,371       6,935,067
------------    ------------    -------------    -------------    ------------    ------------


   1,078,728       2,691,277       20,315,255       72,507,018         777,841       6,721,437
------------    ------------    -------------    -------------    ------------    ------------


          --        (261,951)      (2,195,695)      (4,626,628)             --              --

          --              --               --       (1,812,234)             --              --
------------    ------------    -------------    -------------    ------------    ------------


          --        (261,951)      (2,195,695)      (6,438,862)             --              --
------------    ------------    -------------    -------------    ------------    ------------


   3,060,674      11,088,665       (1,757,886)      (5,330,259)      2,479,578       3,524,001
------------    ------------    -------------    -------------    ------------    ------------


   4,139,402      13,517,991       16,361,674       60,737,897       3,257,419      10,245,438



  34,149,756      20,631,765      350,945,282      290,207,385      29,831,805      19,586,367
------------    ------------    -------------    -------------    ------------    ------------
$ 38,289,158    $ 34,149,756    $ 367,306,956    $ 350,945,282    $ 33,089,224    $ 29,831,805
============    ============    =============    =============    ============    ============

         INTERNATIONAL                    NASDAQ-100
          STOCK INDEX                   INDEX TRACKING
              FUND                     STOCK (SM) FUND
  ----------------------------   ---------------------------
   Six Months                     Six Months
      Ended       Year Ended         Ended      Year Ended
  June 30, 2004   December 31,   June 30, 2004  December 31,
   (Unaudited)        2003        (Unaudited)       2003
   -----------        ----        -----------       ----



   $    40,595    $    17,079    $   (44,117)   $   (49,886)

       882,143       (139,676)       611,249       (208,192)

      (805,569)       949,774       (409,506)     1,547,676
   -----------    -----------    -----------    -----------


       117,169        827,177        157,626      1,289,598
   -----------    -----------    -----------    -----------


            --        (43,767)            --             --

            --        (64,417)            --             --
   -----------    -----------    -----------    -----------


            --       (108,184)            --             --
   -----------    -----------    -----------    -----------


     1,558,801      1,640,396      1,142,894      2,293,230
   -----------    -----------    -----------    -----------


     1,675,970      2,359,389      1,300,520      3,582,828



     3,853,538      1,494,149      5,361,659      1,778,831
   -----------    -----------    -----------    -----------
   $ 5,529,508    $ 3,853,538    $ 6,662,179    $ 5,361,659
   ===========    ===========    ===========    ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

D A I L Y  I N C O M E  F U N D

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 SIX MONTHS                          YEAR ENDED DECEMBER 31,
                                             ENDED JUNE 30, 2004      ------------------------------------------------------
                                                 (UNAUDITED)          2003        2002        2001         2000         1999
                                                 -----------          ----        ----        ----         ----         ----
NET ASSET VALUE, BEGINNING OF YEAR ........        $1.00            $1.00          $1.00     $1.00        $1.00         $1.00
                                                 -------          -------        -------   -------      -------       -------
Income from investment operations
    Net investment income .................           --(a,b,c)      0.01(b,c)      0.01      0.04(b)      0.06(b)       0.04(b)
    Net realized and unrealized gain (loss)
      on investments ......................           --               --             --        --           --            --
                                                 -------          -------        -------   -------      -------       -------
    Total from investment operations ......           --(a)          0.01           0.01      0.04         0.06          0.04
                                                 -------          -------        -------   -------      -------       -------
Distributions
    Net investment income .................           --(a)         (0.01)         (0.01)    (0.04)       (0.06)        (0.04)
    Net realized gain .....................           --               --             --        --           --            --
                                                 -------          -------        -------   -------      -------       -------
    Total distributions ...................           --(a)         (0.01)         (0.01)    (0.04)       (0.06)        (0.04)
                                                 -------          -------        -------   -------      -------       -------
NET ASSET VALUE, END OF PERIOD ............        $1.00            $1.00          $1.00     $1.00        $1.00         $1.00
                                                 =======          =======        =======   =======      =======       =======
TOTAL RETURN ..............................         0.22%(b,c,d)     0.51%(b,c)     1.25%     3.65%(b)     5.76%(b)      4.56%(b)
                                                 =======          =======        =======   =======      =======       =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) .....      $86,861          $79,546        $76,047   $66,204      $63,701       $63,734
Ratio of gross expenses before voluntary
  expense limitation to average net assets.         0.80%(e)         0.80%          0.80%     0.84%        0.86%         0.84%
Ratio of net investment income to average
  net assets ..............................         0.44%(b,c,e)     0.51%(b,c)     1.24%     3.58%(b)     5.62%(b)      4.47%(b)
Ratio of expenses to average net assets ...         0.70%(b,c,e)     0.75%(b,c)     0.80%     0.80%(b)     0.80%(b)      0.80%(b)

----------

(a)   Less than .01 per share.

(b) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers

(c) For the period July 1, 2003 to June 30, 2004 RE Advisers voluntarily reduced the amount of the expense limitation from 0.80% to 0.70%. On July 1, 2004 RE Advisers reinstated the expense limitation of 0.80% as set forth in the Expense Limitation Agreement with RE Advisers.

(d)   Aggregate total return for the period.

(e)   Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

S H O R T - T E R M   G O V E R N M E N T   S E C U R I T I E S   F U N D

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 SIX MONTHS                        YEAR ENDED DECEMBER 31,
                                             ENDED JUNE 30, 2004  -------------------------------------------------------
                                                  (UNAUDITED)         2003        2002       2001       2000       1999
                                                  -----------         ----        ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF YEAR ........      $   5.16         $   5.22      $   5.14   $   5.08   $   5.00   $   5.09
                                                 --------         --------      --------   --------   --------   --------
Income from investment operations
    Net investment income (a) .............          0.51             0.12          0.16       0.25       0.26       0.23
    Net realized and unrealized gain (loss)
      on investments ......................         (0.04)           (0.06)         0.08       0.06       0.08      (0.09)
                                                 --------         --------      --------   --------   --------   --------
    Total from investment operations ......          0.47             0.06          0.24       0.31       0.34       0.14
                                                 --------         --------      --------   --------   --------   --------
Distributions
    Net investment income .................         (0.51)           (0.12)        (0.16)     (0.25)     (0.26)     (0.23)
    Net realized gain .....................            --               --(b)         --         --         --         --
                                                 --------         --------      --------   --------   --------   --------
    Total distributions ...................         (0.51)           (0.12)        (0.16)     (0.25)     (0.26)     (0.23)
                                                 --------         --------      --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD ............      $   5.12         $   5.16      $   5.22   $   5.14   $   5.08   $   5.00
                                                 ========         ========      ========   ========   ========   ========
TOTAL RETURN (a) ..........................          0.21%(c)         1.18%         4.82%      6.19%      7.04%      2.88%
                                                 ========         ========      ========   ========   ========   ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) .....      $ 41,668         $ 41,852      $ 39,177   $ 32,270   $ 28,113   $ 34,459
Ratio of gross expenses before voluntary
  expense limitation to average net assets           0.83%(d)         0.84%         0.86%      0.92%      0.88%      0.86%
Ratio of net investment income to
  average net assets (a) ..................          1.95%(d)         2.20%         3.09%      4.74%      5.21%      4.63%
Ratio of expenses to average net assets (a)          0.75%(d)         0.75%         0.75%      0.75%      0.75%      0.75%
Portfolio turnover rate ...................             8%              41%           40%        52%        18%         9%

----------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)   Less than .01 per share.

(c)   Aggregate total return for the period.

(d)   Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

S H O R T - T E R M  B O N D  F U N D

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       SIX MONTHS                           YEAR ENDED DECEMBER 31,
                                                   ENDED JUNE 30, 2004     --------------------------------------------------------
                                                       (UNAUDITED)         2003        2002          2001        2000         1999
                                                       -----------         ----        ----          ----        ----         ----
NET ASSET VALUE, BEGINNING OF YEAR .............      $    5.23         $    5.30   $    5.26     $    5.18   $    5.09   $    5.21
                                                      ---------         ---------   ---------     ---------   ---------   ---------
Income from investment operations
    Net investment income (a) ..................           0.07              0.17        0.23          0.28        0.30        0.28
    Net realized and unrealized gain (loss)
      on investments ...........................          (0.07)            (0.07)       0.04          0.08        0.09       (0.12)
                                                      ---------         ---------   ---------     ---------   ---------   ---------
    Total from investment operations ...........           0.00              0.10        0.27          0.36        0.39        0.16
                                                      ---------         ---------   ---------     ---------   ---------   ---------
Distributions
    Net investment income ......................          (0.07)            (0.17)      (0.23)        (0.28)      (0.30)      (0.28)
    Net realized gain ..........................             --                --          --            --          --          --
                                                      ---------         ---------   ---------     ---------   ---------   ---------
    Total distributions ........................          (0.07)            (0.17)      (0.23)        (0.28)      (0.30)      (0.28)
                                                      ---------         ---------   ---------     ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD .................      $    5.16         $    5.23   $    5.30     $    5.26   $    5.18   $    5.09
                                                      =========         =========   =========     =========   =========   =========
TOTAL RETURN (a) ...............................           0.04%(b)          1.86%       5.33%         7.13%       7.84%       3.21%
                                                      =========         =========   =========     =========   =========   =========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) ..........      $ 205,274         $ 214,285   $ 201,487     $ 170,935   $ 148,128   $ 171,694
Ratio of gross expenses before voluntary expense
  limitation to average net assets .............           0.82%(c)          0.82%       0.82%         0.83%       0.87%       0.83%
Ratio of net investment income to
  average net assets (a) .......................           2.76%(c)          3.11%       4.39%         5.36%       5.81%       5.48%
Ratio of expenses to average net assets (a) ....           0.75%(c)          0.75%       0.75%         0.75%       0.75%       0.75%
Portfolio turnover rate ........................             23%               72%         72%           68%         22%         37%

----------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)   Aggregate total return for the period.

(c)   Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

S T O C K  I N D E X  F U N D

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                    OCTOBER 28, 1999
                                                      SIX MONTHS                  YEAR ENDED DECEMBER 31,           (INCEPTION DATE)
                                                  ENDED JUNE 30, 2004  -------------------------------------------   TO DECEMBER 31,
                                                      (UNAUDITED)        2003         2002       2001         2000        1999
                                                      -----------        ----         ----       ----         ----        ----
NET ASSET VALUE, BEGINNING OF YEAR .............     $  8.29           $  6.55    $  8.55     $  9.84      $ 10.96      $10.00
                                                     -------           -------    -------     -------      -------      ------
Income from investment operations
    Net investment income (a) ..................        0.04              0.07       0.52        0.05         0.06        0.01
    Net realized and unrealized gain (loss)
      on investments ...........................        0.22              1.73      (2.00)      (1.29)       (1.12)       0.96
                                                     -------           -------    -------     -------      -------      ------
    Total from investment operations ...........        0.26              1.80      (1.48)      (1.24)       (1.06)       0.97
                                                     -------           -------    -------     -------      -------      ------
Distributions
    Net investment income ......................          --             (0.06)     (0.52)      (0.05)       (0.06)      (0.01)
    Net realized gain ..........................          --                --         --          --           --          --
                                                     -------           -------    -------     -------      -------      ------
    Total distributions ........................        0.00             (0.06)     (0.52)      (0.05)       (0.06)      (0.01)
                                                     -------           -------    -------     -------      -------      ------
NET ASSET VALUE, END OF PERIOD .................     $  8.55           $  8.29    $  6.55     $  8.55      $  9.84      $10.96
                                                     =======           =======    =======     =======      =======      ======
TOTAL RETURN (A) ...............................        3.14%(B)         27.55%    (22.69)%    (12.55)%      (9.68)%      9.65%(B)
                                                     =======           =======    =======     =======      =======      ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) ..........     $38,289           $34,150    $20,632     $23,340      $26,214      $8,311
Ratio of gross expenses before voluntary expense
  limitation to average net assets .............        0.76%(c)          0.92%      1.06%       1.10%         N/A         N/A
Ratio of net investment income to
  average net assets (a) .......................        0.89%(c)          1.04%      0.87%       0.61%        0.65%       0.54%(c)
Ratio of expenses to average net assets (a) ....        0.75%(c)          0.75%      0.75%       0.75%        0.59%       0.72%(c)
Portfolio turnover rate (d) ....................         N/A               N/A        N/A         N/A          N/A         N/A

----------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)   Aggregate total return for the period.

(c)   Annualized.

(d)   See Appendix A for the portfolio turnover of the Equity 500 Index
      Portfolio.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

V A L U E   F U N D

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            SIX MONTHS                            YEAR ENDED DECEMBER 31,
                                         ENDED JUNE 30, 2004  -----------------------------------------------------------------
                                             (UNAUDITED)         2003         2002          2001          2000          1999
                                             -----------         ----         ----          ----          ----          ----
NET ASSET VALUE, BEGINNING OF YEAR ....     $  27.52          $  22.24      $  25.50      $  25.38      $  23.53      $  26.50

Income from investment operations
    Net investment income .............         0.17              0.37          0.33          0.33          0.39          0.41
    Net realized and unrealized gain
      on investments ..................         1.44              5.42         (3.26)         1.17          1.85         (1.23)
                                            --------          --------      --------      --------      --------      --------
    Total from investment operations ..         1.61              5.79         (2.93)         1.50          2.24         (0.82)
                                            --------          --------      --------      --------      --------      --------
Distributions
    Net investment income .............        (0.17)            (0.37)        (0.33)        (0.33)        (0.39)        (0.41)
    Net realized gain .................           --             (0.14)           --(a)      (1.05)           --         (1.74)
                                            --------          --------      --------      --------      --------      --------
    Total distributions ...............        (0.17)            (0.51)        (0.33)        (1.38)        (0.39)        (2.15)
                                            --------          --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD ........     $  28.96          $  27.52      $  22.24      $  25.50      $  25.38      $  23.53
                                            ========          ========      ========      ========      ========      ========
TOTAL RETURN ..........................         5.87%(B)         26.16%       (11.56)%        5.90%         9.64%        (3.21)%
                                            ========          ========      ========      ========      ========      ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) .     $367,307          $350,945      $290,207      $335,115      $336,773      $406,302
Ratio of net investment income to
  average net assets ..................         1.25%(c)          1.54%         1.35%         1.26%         1.58%         1.47%
Ratio of expenses to average net assets         0.82%(c)          0.84%         0.83%         0.85%         0.85%         0.74%
Portfolio turnover rate ...............            5%               12%           29%           19%           18%           17%

----------

(a)   Less than .01 per share.

(b)   Aggregate total return for the period.

(c)   Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

S M A L L - C O M P A N Y  S T O C K  F U N D

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 SIX MONTHS                          YEAR ENDED DECEMBER 31,
                                             ENDED JUNE 30, 2004  ----------------------------------------------------------------
                                                 (UNAUDITED)        2003          2002          2001          2000         1999
                                                 -----------        ----          ----          ----          ----         ----
NET ASSET VALUE, BEGINNING OF YEAR ........      $ 13.89          $ 10.49      $ 10.55       $  9.51       $  8.32      $  8.85
                                                 -------          -------      -------       -------       -------      -------
Income from investment operations
    Net investment income .................        (0.02)              --(a)        --(a,b)     0.02(a)       0.08(a)      0.05(a)
    Net realized and unrealized gain (loss)
      on investments ......................         0.36             3.40        (0.06)         1.04          1.19        (0.10)
                                                 -------          -------      -------       -------       -------      -------
    Total from investment operations ......         0.34             3.40        (0.06)         1.06          1.27        (0.05)
                                                 -------          -------      -------       -------       -------      -------
Distributions
    Net investment income .................           --               --           --(b)      (0.02)        (0.08)       (0.05)
    Net realized gain .....................           --               --           --            --            --        (0.43)
                                                 -------          -------      -------       -------       -------      -------
    Total distributions ...................           --               --           --         (0.02)        (0.08)       (0.48)
                                                 -------          -------      -------       -------       -------      -------
NET ASSET VALUE, END OF PERIOD ............      $ 14.23          $ 13.89      $ 10.49       $ 10.55       $  9.51      $  8.32
                                                 =======          =======      =======       =======       =======      =======
TOTAL RETURN ..............................         2.45%(C)        32.41%(A)    (0.57)%(A)    11.17%(A)     15.21%(A)    (0.55)%(A)
                                                 =======          =======      =======       =======       =======      =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) .....      $33,089          $29,832      $19,586       $13,522       $10,633      $10,637
Ratio of gross expenses before voluntary
  expense limitation to average net assets           N/A             1.54%        1.60%         1.94%         2.04%        2.02%
Ratio of net investment income (loss) to
  average net assets ......................        (0.28)%(d)       (0.03)%(a)   (0.03)%(a)     0.24%(a)      0.87%(a)     0.65%(a)
Ratio of expenses to average net assets ...         1.47%(d)         1.50%(a)     1.50%(a)      1.50%(a)      1.50%(a)     1.50%(a)
Portfolio turnover rate ...................            3%              17%          12%           20%           11%          23%

----------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)   Less than .01 per share.

(c)   Aggregate total return for the period.

(d)   Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

INTERNATIONAL STOCK INDEX FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                       JANUARY 22, 2001
                                                       SIX MONTHS          YEAR ENDED DECEMBER 31,     (INCEPTION DATE)
                                                   ENDED JUNE 30,2004      -----------------------      TO DECEMBER 31,
                                                       (UNAUDITED)          2003             2002             2001
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..............        $ 8.36           $ 6.33         $   7.75         $  10.00
-----------------------------------------------------------------------------------------------------------------------
 Income from investment operations
      Net investment income (a) .................          0.09             0.04             0.48            (0.01)
      Net realized and unrealized gain
      on investments ............................          0.17             2.23            (1.36)           (2.24)
-----------------------------------------------------------------------------------------------------------------------
      Total from investment operations ..........          0.26             2.27            (0.88)           (2.25)
-----------------------------------------------------------------------------------------------------------------------
 Distributions
      Net investment income .....................            --            (0.10)           (0.51)              --
      Net realized gain .........................            --            (0.14)           (0.03)              --
-----------------------------------------------------------------------------------------------------------------------
      Total distributions .......................            --            (0.24)           (0.54)              --
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..................        $ 8.62           $ 8.36         $   6.33         $   7.75
=======================================================================================================================
TOTAL RETURN (A) ................................          3.11%(B)        35.88%          (17.63)%         (22.50)%(B)
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (thousands) ..........        $5,530          $ 3,854         $  1,494         $    424
 Ratio of gross expenses before voluntary expense
      limitation to average net assets ..........          1.89%(c)         3.68%            7.03%           17.79%(c)
 Ratio of net investment income (loss) to
      average net assets (a) ....................          1.73%(c)         0.76%            0.57%           (0.23)%(c)
 Ratio of expenses to average net assets (a) ....          1.50%(c)         1.50%            1.50%            1.50%(c)
 Portfolio turnover rate (d) ....................            N/A             N/A              N/A              N/A


(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)   Aggregate total return for the period.
(c)   Annualized.
(d) See Appendix B for the portfolio turnover of the MSCI(R)EAFE(R)Index Portfolio.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NASDAQ-100 INDEX TRACKING STOCK (SM) FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                  JANUARY 22, 2001
                                                         SIX MONTHS               YEAR ENDED DECEMBER 31,         (INCEPTION DATE)
                                                    ENDED JUNE 30, 2004           -----------------------          TO DECEMBER 31,
                                                         (UNAUDITED)               2003             2002                 2001
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..............        $    5.00             $    3.40          $    5.50          $   10.00
------------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations
      Net investment income (a) .................            (0.04)                (0.06)             (0.06)             (0.05)
      Net realized and unrealized gain
      on investments ............................             0.18                  1.66              (2.04)             (4.45)
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations ..........             0.14                  1.60              (2.10)             (4.50)
------------------------------------------------------------------------------------------------------------------------------------
 Distributions
      Net investment income .....................               --                    --                 --                 --
      Net realized gain .........................               --                    --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions .......................               --                    --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..................        $    5.14             $    5.00          $    3.40          $    5.50
====================================================================================================================================
TOTAL RETURN (A) ................................             2.80%(B)             47.06%            (38.18)%           (45.00)%(B)
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (thousands) ..........        $   5,530             $   5,362          $   1,779          $   1,282
 Ratio of gross expenses before voluntary expense
      limitation to average net assets ..........             1.59%(c)              2.47%              4.86%              5.96%(c)
 Ratio of net investment income (loss) to
      average net assets (a) ....................            (1.49)%(c)            (1.42)%            (1.47)%            (1.26)%(c)
 Ratio of expenses to average net assets (a) ....             1.50%(c)              1.50%              1.50%              1.50%(c)
 Portfolio turnover rate ........................               35%                   68%                32%               253%

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)   Aggregate total return for the period.
(c)   Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

                                 1. ORGANIZATION

Homestead Funds, Inc. ("Homestead Funds") is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the Act) as a no-load, open-end diversified management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund (the "Funds").

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in the Homestead Funds' Prospectus and Statement of Additional Information.

The Stock Index Fund and the International Stock Index Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in the State Street Equity 500 Index Portfolio (the "Equity 500 Index Portfolio") and the State Street MSCI(R) EAFE(R) Index Portfolio (the "EAFE(R) Index Portfolio"), respectively. The Equity 500 Index Portfolio and the EAFE(R) Index Portfolio (the "Portfolios") are registered under the Act as open-end investment companies managed by SSgA Funds Management, Inc., a subsidiary of State Street Corporation and are designed to replicate the returns of the S&P 500 Index and the MSCI(R) EAFE(R) Index, respectively. At June 30, 2004, the Stock Index Fund's investment was 1.36% of the Equity 500 Index Portfolio and the International Stock Index Fund's investment was 7.34% of the EAFE(R) Index Portfolio. The financial statements of these Portfolios are contained in Appendix A&B of this report and should be read in conjunction with the financial statements for the Feeder Funds.

The Nasdaq-100 Index Tracking Stock(SM) Fund seeks to achieve its investment objective by investing substantially all of its assets in one or more securities that are designed to track the performance of the Nasdaq-100 Index. As of June 30, 2004, substantially all of the assets of the Nasdaq-100 Index Tracking Stock(SM) Fund were invested in shares of the Nasdaq-100 Index Tracking Stock(SM), an exchange traded fund issued by the Nasdaq-100 Trust, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the Nasdaq-100 Index(R). More information about the Nasdaq-100 Index Tracking Stock(SM) is available in its financial statements, which are publicly available and may be obtained on the SEC EDGAR System.

                  2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security valuation: The Daily Income Fund values all money market instruments on an amortized cost basis, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities.

The Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small-Company Stock Fund and the Nasdaq-100 Index Tracking Stock(SM) Fund value investments in common stocks, preferred stocks, and convertible preferred stocks traded on national securities exchanges and certain over-the-counter securities at the last quoted sale price at the close of the New York Stock Exchange. Equity securities listed on the Nasdaq market system are valued at the Nasdaq official closing price, usually as of 4:00 pm, eastern time on the valuation date. In the event a security price is not available or events occur after the close of the primary market on which a security is traded, but before the net asset value of the fund is calculated, that could affect the price of a security, and materially impact the price of a Fund, the Board of Directors has adopted valuation guidelines for the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small-Company Stock Fund, and the Nasdaq-100 Index Tracking Stock(SM) Fund. The guidelines are to be followed by RE Advisers Corporation to determine a price that accurately reflects the fair value of a given security. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at market prices furnished by an independent pricing service. Securities with a maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

The Stock Index Fund and the International Stock Index Fund each record their investments in their respective Portfolios at value, which reflects their proportionate interest in the net assets of each Portfolio. The Board of Trustees of the Portfolios has adopted "fair value" pricing procedures, which could impact the valuation of Stock Index Fund or International Stock Index Fund. Valuation of the securities held by the Portfolios is discussed in the notes to the Portfolio's financial statements included in Appendix A & B of this report.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income Fund, the Short-Term Government Securities Fund and the Short-Term Bond Fund are declared daily and paid monthly. Income dividends for the Value Fund are declared and paid semi-annually. Income dividends for the Stock Index Fund, the Small-Company Stock Fund, the International Stock Index Fund, and the Nasdaq-100 Index Tracking Stock(SM) Fund are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year.

Use of estimates in the preparation of financial statements:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund and the International Stock Index Fund record a pro rata share of their respective Portfolio's income, expenses, and realized and unrealized gains and losses in addition to the funds' own expenses which are accrued daily.

                        3. FEDERAL INCOME TAX INFORMATION

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, and excise tax regulations.

At June 30, 2004, net unrealized appreciation consisted of the following:

                                                                                 Net
                                       Gross                Gross            Unrealized
                                    Unrealized           Unrealized         Appreciation/
                                   Appreciation         Depreciation        Depreciation
                                   ------------         ------------        ------------
Short-Term Government
  Securities Fund                 $     225,108        $     144,794        $      80,314
Short-Term Bond Fund              $   1,276,076        $   2,630,242        $  (1,354,166)
Value Fund                        $ 136,071,228        $   1,762,180        $ 134,309,048
Small-Company Stock Fund          $   8,168,468        $     305,933        $   7,862,535
Nasdaq-100 Index
  Tracking Stock(SM) Fund         $     419,247        $          --        $     419,247

Net unrealized appreciation/(depreciation) of Stock Index Fund and International Stock Index Fund's investment in the Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Index Portfolio, respectively, consists of an allocated portion of the portfolio's unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Index Portfolio, please refer to Appendix A and B of this report.

                           4. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended June 30, 2004, were as follows:

                                                            Proceeds
                                       Purchases          from Sales
                                     -------------      --------------
Short-Term Government
    Securities Fund                  $  1,303,253        $  2,071,540
Short-Term Bond Fund                 $ 25,089,276        $ 36,104,360
Value Fund                           $ 16,392,154        $ 21,273,323
Small-Company Stock Fund             $  2,099,349        $    815,618
Nasdaq-100 Index
    Tracking Stock(SM) Fund          $  3,173,519        $  2,070,622

For information pertaining to the purchases and proceeds from sales of securities for the Stock Index Fund and the International Stock Index Fund, please refer to Appendix A & B of this report.

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended June 30, 2004, were as follows:

                                                           Proceeds
                                       Purchases          from Sales
                                     -------------      --------------
Short-Term Government
    Securities Fund                  $  2,974,248       $    828,000
Short-Term Bond Fund                 $ 16,879,034       $ 10,070,000

                              5. INVESTMENT MANAGER

The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund and the International Stock Index
Fund), and RE Advisers Corporation ("RE Advisers"), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association ("NRECA"), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund's average daily net assets. The annualized management fee rates for the Funds are .50% of average daily net assets for the Daily Income Fund; .45% of average daily net assets for the Short-Term Government Securities Fund; .60% of average daily net assets for the Short-Term Bond Fund; .65% of average daily net assets up to $200 million, .50% of average daily net assets up to the next $200 million, .40% of average daily net assets in excess of $400 million for the Value Fund; .85% of average daily net assets up to $200 million and .75% of average daily net assets in excess of $200 million for the Small-Company Stock Fund; and .25% for the Nasdaq-100 Index Tracking Stock(SM) Fund.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)


With respect to the Stock Index Fund and the International Stock Index Fund (the "Feeder Funds"), Administrative Service Agreements with RE Advisers have been contracted, under which RE Advisers provides certain administrative services to each Feeder Fund. Pursuant to these agreements, RE Advisers receives a fee of 0.25% of each Feeder Funds' average daily net assets. In addition, the Feeder Funds are allocated a management fee from the portfolio in which they invest, calculated daily at an annual rate of .045% for the Stock Index Fund and .15% for the International Stock Index Fund of their average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Portfolios on behalf of their investors.

RE Advisers has agreed, as part of the Expense Limitation Agreements entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed .80% of the average daily net assets of the Daily Income Fund, .75% of the average daily net assets of the Short-Term Government Securities Fund and the Short-Term Bond Fund, and the Stock Index Fund, 1.25% of the average daily net assets of the Value Fund and 1.50% of the average daily net assets of the Small-Company Stock Fund, the International Stock Index Fund, & the Nasdaq-100 Index Tracking Stock(SM) Fund.

Pursuant to the Expense Limitation Agreements, management fees waived for the period ended June 30, 2004, amounted to $41,796 for the Daily Income Fund, $16,503 for the Short-Term Government Securities Fund, $71,906 for the Short-Term Bond Fund, and $2,642 for the Nasdaq-100 Index Tracking Stock(SM) Fund. For the Stock Index Fund, $2,339 of administrative fees were waived. For the International Stock Index Fund, $5,867 of administrative fees were waived and $3,463 of operating expenses were reimbursed.

                               6. SUBSEQUENT EVENT

Effective July 1, 2004, RE Advisers reinstated the contractual expense limitation of 0.80% for the Daily Income Fund, as set forth in the Expense Limitation Agreement with RE Advisers. For the period July 1, 2003 to June 30, 2004, RE Advisers had voluntarily reduced the amount of the expense limitation from 0.80% to 0.70%.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

                          7. CAPITAL SHARE TRANSACTIONS

As of June 30, 2004, 200 million shares of $.01 par value capital shares are authorized for the Daily Income Fund and the Short Term Bond Fund, and 100 million shares for the Short-Term Government Securities Fund, the Stock Index Fund, the Value Fund, the Small-Company Stock Fund, the International Stock Index Fund and the Nasdaq-100 Index Tracking Stock(SM) Fund. Transactions in capital shares were as follows:

                                                                SHARES ISSUED                                           NET
                                                               IN REINVESTMENT         TOTAL         TOTAL SHARES     INCREASE
                                                SHARES SOLD      OF DIVIDENDS      SHARES ISSUED        REDEEMED     (DECREASE)
                                                -----------    ---------------     -------------     ------------    ----------
SIX MONTHS ENDED JUNE 30, 2004
In Dollars
      Daily Income Fund ....................    $ 39,184,146    $    183,019        $ 39,367,165     ($32,052,504)   $  7,314,661
      Short-Term Government Securities Fund     $  4,897,144    $    395,352        $  5,292,496     ($ 5,092,580)   $    199,916
      Short-Term Bond Fund .................    $ 21,253,533    $  2,651,267        $ 23,904,800     ($29,929,745)   ($ 6,024,945)
      Stock Index Fund .....................    $  6,305,135    $         30        $  6,305,165     ($ 3,244,491)   $  3,060,674
      Value Fund ...........................    $ 20,244,786    $  2,162,427        $ 22,407,213     ($24,165,099)   ($ 1,757,886)
      Small-Company Stock Fund .............    $  6,954,690              --        $  6,954,690     ($ 4,475,112)   $  2,479,578
      International Stock Index Fund .......    $  3,231,276              --        $  3,231,276     ($ 1,672,475)   $  1,558,801
      Nasdaq-100 Index Tracking Stock(SM)
        Fund ...............................    $  3,674,223              --        $  3,674,223     ($ 2,531,329)   $  1,142,894

In Shares
      Daily Income Fund ....................      39,184,146         183,019          39,367,165      (32,052,504)      7,314,661
      Short-Term Government Securities Fund          949,783          76,846           1,026,629         (989,378)         37,251
      Short-Term Bond Fund .................       4,073,388         509,174           4,582,562       (5,746,176)     (1,163,614)
      Stock Index Fund .....................         746,588               4             746,592         (385,300)        361,292
      Value Fund ...........................         724,028          74,667             798,695         (867,574)        (68,879)
      Small-Company Stock Fund .............         499,373              --             499,373         (322,860)        176,513
      International Stock Index Fund .......         377,011              --             377,011         (196,066)        180,945
      Nasdaq-100 Index Tracking Stock(SM)
        Fund ...............................         728,202              --             728,202         (502,872)        225,330

YEAR ENDED DECEMBER 31, 2003
In Dollars
      Daily Income Fund ....................    $ 98,765,842    $    401,682        $ 99,167,524     ($95,668,156)   $  3,499,368
      Short-Term Government Securities Fund     $ 14,146,946    $    921,253        $ 15,068,199     ($11,941,623)   $  3,126,576
      Short-Term Bond Fund .................    $ 59,749,839    $  6,155,030        $ 65,904,869     ($50,358,352)   $ 15,546,517
      Stock Index Fund .....................    $ 15,057,285    $    259,155        $ 15,316,440     ($ 4,227,774)   $ 11,088,666
      Value Fund ...........................    $ 65,368,833    $  6,332,627        $ 71,701,460     ($77,031,719)   ($ 5,330,259)
      Small-Company Stock Fund .............    $  6,835,969              --        $  6,835,969     ($ 3,311,968)   $  3,524,001
      International Stock Index Fund .......    $  2,400,804    $    107,919        $  2,508,723     ($   868,327)   $  1,640,396
      Nasdaq-100 Index Tracking Stock(SM)
        Fund ...............................    $  4,870,726              --        $  4,870,726     ($ 2,577,496)   $  2,293,230

In Shares
      Daily Income Fund ....................      98,765,842         401,682          99,167,524      (95,668,156)      3,499,368
      Short-Term Government Securities Fund        2,719,931         177,556           2,897,487       (2,300,726)        596,761
      Short-Term Bond Fund .................      11,311,388       1,167,777          12,479,165       (9,560,210)      2,918,955
      Stock Index Fund .....................       1,523,810          31,261           1,555,071         (588,789)        966,282
      Value Fund ...........................       2,941,094         240,993           3,182,087       (3,479,326)       (297,239)
      Small-Company Stock Fund .............         571,335              --             571,335         (290,574)        280,761
      International Stock Index Fund .......         331,156          12,912             344,068         (119,268)        224,800
      Nasdaq-100 Index Tracking Stock(SM)
        Fund ...............................       1,140,019              --           1,140,019         (591,867)        548,152

DIRECTORS AND OFFICERS

JAMES F. PERNA, Director and Chairman
PETER R. MORRIS, Director and President
ANTHONY M. MARINELLO, Director and Vice President
FRANCIS P. LUCIER, Director
ANTHONY C. WILLIAMS, Director
DOUGLAS W. JOHNSON, Director
DENISE TRUJILLO, Vice President and Counsel
SHERI COOPER, Treasurer
HOPE SAXTON, Secretary and Chief Compliance Officer

APPENDIX A

STATE STREET EQUITY 500 INDEX PORTFOLIO

                        TABLE OF CONTENTS

                             ii.  Schedule of Portfolio Investments
                             ix.  Statement of Assets and Liabilities
                              x.  Statement of Operations
                             xi.  Statements of Changes in Net Assets
                            xii.  Financial Highlights
                           xiii.  Notes to Financial Statements


I

S T A T E   S T R E E T   E Q U I T Y   5 0 0   I N D E X   P O R T F O L I O

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2004
(UNAUDITED)

                                                                   VALUE
                                                SHARES             (000)
                                                ------             -----
COMMON STOCKS (97.6% of portfolio)
CONSUMER DISCRETIONARY - 10.6%
  AutoNation, Inc. (a) (f) ..........             69,000            $ 1,180
  AutoZone, Inc. (a) ................             20,687              1,657
  Bed Bath & Beyond, Inc. (a) .......             73,414              2,823
  Best Buy Co., Inc .................             80,521              4,086
  Big Lots, Inc. (a) ................             29,538                427
  Black & Decker Corp. ..............             19,433              1,207
  Brunswick Corp. ...................             22,629                923
  Carnival Corp. ....................            156,519              7,356
  Centex Corp. ......................             30,476              1,394
  Circuit City Stores, Inc. .........             49,439                640
  Clear Channel Communications, Inc .            152,865              5,648
  Comcast Corp. (a) .................            556,867             15,648
  Cooper Tire & Rubber Co. ..........             18,637                429
  Dana Corp. ........................             37,349                732
  Darden Restaurants, Inc. ..........             41,710                857
  Delphi Corp. ......................            140,767              1,503
  Dillard's, Inc. Class A (f) .......             19,953                445
  Dollar General Corp. ..............             82,315              1,610
  Dow Jones & Co., Inc. .............             20,626                930
  Eastman Kodak Co. (f) .............             70,837              1,911
  eBay, Inc. (a) ....................            163,260             15,012
  Family Dollar Stores, Inc. ........             43,568              1,325
  Federated Department Stores, Inc. .             45,376              2,228
  Ford Motor Co. ....................            454,955              7,120
  Fortune Brands, Inc. ..............             36,266              2,736
  Gannett Co., Inc. .................             67,338              5,714
  Gap, Inc. .........................            222,430              5,394
  General Motors Corp. ..............            139,573              6,503
  Genuine Parts Co. .................             42,493              1,686
  Goodyear Tire & Rubber Co. (a) (f)              44,442                404
  Harley-Davidson, Inc. .............             73,338              4,543
  Harrah's Entertainment, Inc. ......             27,933              1,511
  Hasbro, Inc. ......................             43,987                836
  Hilton Hotels Corp. ...............             95,443              1,781
  Home Depot, Inc. ..................            552,057             19,432
  International Game Technology .....             85,952              3,318
  Interpublic Group of Cos., Inc. (a)            102,377              1,406
  JC Penney & Co., Inc. .............             70,188              2,650
  Johnson Controls, Inc. ............             47,296              2,525
  Jones Apparel Group, Inc. .........             31,079              1,227
  KB HOME ...........................             11,631                798
  Knight-Ridder, Inc. ...............             19,491              1,403
  Kohl's Corp. (a) ..................             84,310              3,565
  Leggett & Platt, Inc. .............             48,554              1,297
  Limited Brands ....................            115,356              2,157
  Liz Claiborne, Inc. ...............             27,641                995
  Lowe's Cos., Inc. .................            195,423             10,270
  Marriot International, Inc. Class A             56,939              2,840
  Mattel, Inc. ......................            104,845              1,913
  May Department Stores Co. .........             72,467              1,992
  Maytag Corp. ......................             19,829                486
  McDonald's Corp. ..................            313,553              8,152
  McGraw-Hill, Inc. .................             47,513              3,638
  Meredith Corp. ....................             12,647                695
  New York Times Co. Class A ........             37,645              1,683
  Newell Rubbermaid, Inc. (f) .......             67,021              1,575
  NIKE, Inc. Class B ................             65,313              4,947
  Nordstrom, Inc. ...................             33,438              1,425
  Office Depot, Inc. (a) ............             76,570              1,371
  Omnicom Group, Inc. ...............             47,117              3,576
  Pulte Homes, Inc. .................             31,436              1,636
  Radioshack Corp. ..................             41,453              1,187
  Reebok International, Ltd .........             14,871                535
  Sears Roebuck & Co. (f) ...........             52,854              1,996
  Sherwin-Williams Co. ..............             35,570              1,478
  Snap-On, Inc. .....................             14,748                495
  Stanley Works .....................             20,232                922
  Staples, Inc. .....................            123,750              3,640
  Starbucks Corp. (a) ...............             98,226              4,272
  Starwood Hotels & Resorts
     Worldwide, Inc. Class B ........             50,512              2,265
  Target Corp. ......................            226,557              9,622
  Tiffany & Co. .....................             36,868              1,359
  Time Warner, Inc. (a) .............          1,131,447             19,891
  TJX Cos., Inc. ....................            123,913              2,991
  Toys "R" Us, Inc. (a) .............             54,169                863
  Tribune Co. .......................             81,955              3,732
  Univision Communications, Inc.
     Class A (a) ....................             80,118              2,558
  V.F. Corp. ........................             27,288              1,329
  Viacom, Inc. Class B ..............            430,289             15,370
  Visteon Corp. (f) .................             31,253                365
  Walt Disney Co. ...................            508,873             12,971


II

S T A T E   S T R E E T   E Q U I T Y   5 0 0   I N D E X   P O R T F O L I O

JUNE 30, 2004
(UNAUDITED)

                                                                    Value
                                                 Shares             (000)
--------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
  Wendy's International, Inc. ......             28,567            $   995
  Whirlpool Corp. ..................             17,566              1,205
  Yum! Brands, Inc. (a) ............             72,422              2,696
--------------------------------------------------------------------------
     Total Consumer Discretionary ..                               287,908
==========================================================================
CONSUMER STAPLES - 10.9%
  Adolph Coors Co. Class B .........              9,244                669
  Alberto Culver Co. Class B .......             22,258              1,116
  Albertson's, Inc. (f) ............             92,013              2,442
  Altria Group, Inc. ...............            509,264             25,489
  Anheuser-Busch Cos., Inc. ........            199,667             10,782
  Archer-Daniels-Midland Co. .......            160,467              2,693
  Avon Products, Inc. ..............            116,948              5,396
  Brown-Forman Corp. Class B (f) ...             30,482              1,471
  Campbell Soup Co. ................            101,183              2,720
  Clorox Co. .......................             52,110              2,802
  Coca-Cola Co. ....................            604,835             30,532
  Coca-Cola Enterprises, Inc. ......            117,000              3,392
  Colgate-Palmolive Co. ............            132,335              7,735
  ConAgra Foods, Inc. ..............            131,246              3,554
  Costco Wholesale Corp. ...........            113,651              4,680
  CVS Corp. ........................             98,392              4,134
  General Mills, Inc. ..............             93,064              4,423
  Gillette Co. .....................            250,244             10,610
  H.J. Heinz Co. ...................             87,320              3,423
  Hershey Foods Corp. ..............             64,408              2,980
  Kellogg Co. ......................            102,329              4,282
  Kimberly-Clark Corp. .............            124,664              8,213
  Kroger Co. (a) ...................            184,722              3,362
  McCormick & Co., Inc. ............             33,800              1,149
  Pepsi Bottling Group, Inc. .......             65,153              1,990
  PepsiCo, Inc. ....................            424,410             22,867
  Procter & Gamble Co. .............            638,322             34,750
  R.J. Reynolds Tobacco
   Holdings, Inc. (f) ..............             21,240              1,436
  Safeway, Inc. (a) ................            109,493              2,775
  Sara Lee Corp. ...................            196,417              4,516
  SuperValu, Inc. ..................             33,960              1,040
  Sysco Corp. ......................            160,081              5,742
  UST Corp. ........................             40,947              1,474
  Wal-Mart Stores, Inc. ............          1,065,028             56,191
  Walgreen Co. .....................            254,710              9,223
  Winn-Dixie Stores, Inc. (f) ......             38,510                277
  Wrigley Wm., Jr. Co. .............             55,716              3,513
--------------------------------------------------------------------------
     Total Consumer Staples ........                               293,843
==========================================================================
ENERGY - 6.2%
  Amerada Hess Corp. ...............             22,502              1,782
  Anadarko Petroleum Corp. .........             62,354              3,654
  Apache Corp. .....................             79,930              3,481
  Ashland, Inc. ....................             17,080                902
  Baker Hughes, Inc. ...............             82,480              3,105
  BJ Services Co. (a) ..............             40,055              1,836
  Burlington Resources, Inc. .......             98,056              3,548
  ChevronTexaco Corp. ..............            265,847             25,019
  ConocoPhillips ...................            170,041             12,972
  Devon Energy Corp. ...............             59,661              3,938
  EOG Resources, Inc. ..............             28,984              1,731
  ExxonMobil Corp. .................          1,624,102             72,126
  Halliburton Co. ..................            107,986              3,268
  Kerr-McGee Corp. .................             37,236              2,002
  Marathon Oil Corp. ...............             85,934              3,252
  Nabors Industries, Ltd. (a) ......             37,015              1,674
  Noble Corp. (a) ..................             33,823              1,281
  Occidental Petroleum Corp. .......             96,323              4,663
  Rowan Cos., Inc. (a) .............             26,139                636
  Schlumberger, Ltd. ...............            146,307              9,292
  Sunoco, Inc. (f) .................             19,028              1,211
  Transocean, Inc. (a) .............             79,095              2,289
  Unocal Corp. .....................             64,988              2,469
  Valero Energy Corp. ..............             32,000              2,360
--------------------------------------------------------------------------
     Total Energy ..................                               168,491
==========================================================================
FINANCIALS - 19.8%
  ACE, Ltd. ........................             70,455              2,979
  AFLAC, Inc. ......................            127,316              5,196
  Allstate Corp. ...................            174,807              8,137
  Ambac Financial Group, Inc. ......             26,447              1,942
  American Express Co. .............            317,373             16,307
  American International Group, Inc.            647,683             46,167
  AmSouth Bancorp ..................             86,819              2,211
  AON Corp. ........................             78,723              2,241
  Apartment Investment &
     Management Co. Class A ........             23,800                741


                                                                             III

S T A T E  S T R E E T  E Q U I T Y  5 0 0  I N D E X  P O R T F O L I O

JUNE 30, 2004
(UNAUDITED)

                                                                      VALUE
                                                   SHARES              (000)
-----------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
  Bank of America Corp. ...............            506,300            $42,843
  Bank of New York Co., Inc. ..........            192,179              5,665
  Bank One Corp. ......................            278,262             14,191
  BB&T Corp. ..........................            139,318              5,151
  Bear Stearns Cos., Inc. .............             25,999              2,192
  Capital One Financial Corp. .........             59,515              4,070
  Charles Schwab Corp. ................            336,393              3,233
  Charter One Financial, Inc. .........             55,817              2,467
  Chubb Corp. .........................             47,239              3,221
  Cincinnati Financial Corp. (f) ......             41,600              1,810
  Citigroup, Inc. .....................          1,284,271             59,719
  Comerica, Inc. ......................             43,432              2,384
  Countrywide Financial Corp. .........             69,543              4,885
  E*Trade Financial Corp. (a) .........             92,100              1,027
  Equity Office Properties Trust ......            100,441              2,732
  Equity Residential ..................             69,607              2,069
  Fannie Mae ..........................            240,629             17,171
  Federal Home Loan Mortgage Corp. ....            171,146             10,834
  Federated Investors, Inc. Class B (f)             27,400                831
  Fifth Third Bancorp .................            140,400              7,551
  First Horizon National Corp. ........             30,917              1,406
  Franklin Resources, Inc. ............             61,844              3,097
  Golden West Financial Corp. .........             37,711              4,011
  Goldman Sachs Group, Inc. ...........            120,100             11,309
  Hartford Financial Services
     Group, Inc. ......................             72,288              4,969
  Huntington Bancshares, Inc. .........             57,854              1,329
  J.P. Morgan Chase & Co. .............            517,114             20,049
  Janus Capital Group, Inc. ...........             60,619              1,000
  Jefferson-Pilot Corp. (f) ...........             34,860              1,771
  KeyCorp .............................            103,309              3,088
  Lehman Brothers Holdings, Inc. ......             68,818              5,179
  Lincoln National Corp. ..............             44,031              2,080
  Loews Corp. .........................             46,114              2,765
  M & T Bank Corp. ....................             29,600              2,584
  Marsh & McLennan Cos., Inc. .........            129,936              5,896
  Marshall & Ilsley Corp. .............             55,192              2,157
  MBIA, Inc. ..........................             35,658              2,037
  MBNA Corp. ..........................            317,502              8,188
  Mellon Financial Corp. ..............            106,623              3,127
  Merrill Lynch & Co., Inc. ...........            238,627             12,881
  MetLife, Inc. .......................            188,807              6,769
  MGIC Investment Corp. (f) ...........             24,362              1,848
  Moody's Corp. (f) ...................             36,865              2,384
  Morgan Stanley ......................            272,643             14,387
  National City Corp. .................            168,591              5,902
  North Fork Bancorp, Inc. (f) ........             42,290              1,609
  Northern Trust Corp. ................             55,240              2,336
  Plum Creek Timber Co., Inc. .........             46,180              1,505
  PNC Financial Services Group, Inc. ..             70,147              3,723
  Principal Financial Group, Inc. .....             79,450              2,763
  Progressive Corp. ...................             53,847              4,593
  ProLogis ............................             45,200              1,488
  Providian Financial Corp. (a) .......             73,473              1,078
  Prudential Financial, Inc. ..........            130,600              6,069
  Regions Financial Corp. (f) .........             54,889              2,006
  SAFECO Corp. ........................             33,864              1,490
  Simon Property Group, Inc. ..........             51,763              2,662
  SLM Corp. ...........................            109,042              4,411
  SouthTrust Corp. ....................             81,779              3,174
  Sovereign Bancorp, Inc. .............             76,000              1,679
  St. Paul Travelers Cos., Inc. .......            164,825              6,682
  State Street Corp. (Note 4) .........             83,225              4,081
  SunTrust Banks, Inc. ................             70,072              4,554
  Synovus Financial Corp. .............             74,604              1,889
  T. Rowe Price Group, Inc. ...........             31,490              1,587
  Torchmark Corp. .....................             27,876              1,500
  U.S. Bancorp ........................            470,661             12,971
  Union Planters Corp. ................             47,644              1,420
  UnumProvident Corp. (f) .............             74,435              1,184
  Wachovia Corp. ......................            326,726             14,539
  Washington Mutual, Inc. .............            214,813              8,300
  Wells Fargo Co. .....................            419,111             23,986
  XL Capital, Ltd. Class A ............             34,132              2,576
  Zions Bancorp .......................             22,719              1,396
-----------------------------------------------------------------------------
     Total Financials .................                               537,431
=============================================================================
HEALTH CARE - 13.1%
  Abbott Laboratories .................            387,267             15,785
  Aetna, Inc. .........................             38,032              3,233
  Allergan, Inc. ......................             32,491              2,909
  AmerisourceBergen Corp. .............             28,216              1,687
  Amgen, Inc. (a) .....................            315,775             17,232
  Anthem, Inc. (a) (f) ................             34,100              3,054


IV

S T A T E  S T R E E T  E Q U I T Y  5 0 0  I N D E X  P O R T F O L I O

JUNE 30, 2004
(UNAUDITED)

                                                                        VALUE
                                                       SHARES           (000)
-----------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
  Applera Corp. - Applied Biosystems Group             50,167          $ 1,091
  Bausch & Lomb, Inc. ....................             13,225              861
  Baxter International, Inc. .............            151,526            5,229
  Becton, Dickinson & Co. ................             62,629            3,244
  Biogen Idec, Inc. (a) ..................             84,373            5,337
  Biomet, Inc. ...........................             62,941            2,797
  Boston Scientific Corp. (a) ............            207,396            8,877
  Bristol-Myers Squibb Co. ...............            482,417           11,819
  C.R. Bard, Inc. ........................             26,194            1,484
  Cardinal Health, Inc. ..................            106,866            7,486
  Caremark Rx, Inc. (a) ..................            113,808            3,749
  Chiron Corp. (a) .......................             47,044            2,100
  CIGNA Corp. ............................             35,389            2,435
  Eli Lilly & Co. ........................            280,997           19,644
  Express Scripts, Inc. (a) ..............             19,100            1,513
  Forest Laboratories, Inc. (a) ..........             91,306            5,171
  Genzyme Corp. (a) ......................             56,205            2,660
  Gilead Sciences, Inc. (a) ..............             53,200            3,563
  Guidant Corp. ..........................             77,364            4,323
  HCA, Inc. ..............................            120,559            5,014
  Health Management
     Associates, Inc. Class A ............             60,598            1,359
  Hospira, Inc. (a) ......................             39,436            1,088
  Humana, Inc. (a) .......................             40,925              692
  IMS Health, Inc. .......................             59,081            1,385
  Johnson & Johnson ......................            737,146           41,059
  King Pharmaceuticals, Inc. (a) .........             60,932              698
  Manor Care, Inc. .......................             21,851              714
  McKesson Corp. .........................             72,031            2,473
  Medco Health Solutions, Inc. (a) .......             67,772            2,541
  MedImmune, Inc. (a) ....................             62,265            1,457
  Medtronic, Inc. ........................            301,202           14,675
  Merck & Co., Inc. ......................            552,803           26,258
  Millipore Corp. (a) ....................             11,928              672
  Mylan Laboratories Inc. ................             65,600            1,328
  Pfizer, Inc. ...........................          1,894,874           64,956
  Quest Diagnostics, Inc. ................             25,600            2,175
  Schering-Plough Corp. ..................            365,424            6,753
  St. Jude Medical, Inc. (a) .............             43,797            3,313
  Stryker Corp. ..........................             99,008            5,445
  Tenet Healthcare Corp. (a) .............            117,509            1,576
  UnitedHealth Group, Inc. ...............            152,884            9,517
  Watson Pharmaceuticals, Inc. (a) .......             26,503              713
  WellPoint Health Networks, Inc. (a) ....             38,489            4,311
  Wyeth ..................................            330,931           11,966
  Zimmer Holdings, Inc. (a) ..............             60,720            5,355
------------------------------------------------------------------------------
     Total Health Care ...................                             354,776
==============================================================================
INDUSTRIALS - 11.2%
  3M Co. .................................            194,184           17,478
  Allied Waste Industries, Inc. (a) ......             80,967            1,067
  American Power Conversion Corp. ........             50,067              984
  American Standard Cos., Inc. (a) .......             54,321            2,190
  Apollo Group, Inc. (a) .................             43,675            3,856
  Avery Dennison Corp. ...................             27,070            1,733
  Boeing Co. (f) .........................            209,345           10,695
  Burlington Northern Santa Fe Corp. .....             91,650            3,214
  Caterpillar, Inc. ......................             84,885            6,743
  Cendant Corp. ..........................            253,822            6,214
  Cintas Corp. ...........................             42,882            2,044
  Cooper Industries, Ltd. ................             22,421            1,332
  Crane Co. ..............................             15,002              471
  CSX Corp. ..............................             52,824            1,731
  Cummins, Inc. (f) ......................             10,673              667
  Danaher Corp. ..........................             76,226            3,952
  Deere & Co. ............................             61,941            4,345
  Delta Air Lines, Inc. (a) (f) ..........             31,293              223
  Deluxe Corp. ...........................             12,720              553
  Dover Corp. ............................             50,213            2,114
  Eaton Corp. ............................             37,378            2,420
  Emerson Electric Co. ...................            104,735            6,656
  Equifax, Inc. ..........................             34,069              843
  FedEx Corp. ............................             74,046            6,049
  Fluor Corp. (f) ........................             20,406              973
  General Dynamics Corp. .................             49,206            4,886
  General Electric Co. (e) ...............          2,620,923           84,918
  Goodrich Co. ...........................             29,755              962
  H&R Block, Inc. ........................             44,110            2,103
  Honeywell International, Inc. ..........            213,342            7,815
  Illinois Tool Works, Inc. ..............             76,564            7,342
  Ingersoll-Rand Co. Class A .............             43,450            2,968
  ITT Industries, Inc. ...................             22,602            1,876


                                                                               V

S T A T E  S T R E E T  E Q U I T Y  5 0 0  I N D E X  P O R T F O L I O

JUNE 30, 2004
(UNAUDITED)

                                                                      VALUE
                                                    SHARES            (000)
                                                    ------            -----
COMMON STOCKS - CONTINUED
  Lockheed Martin Corp. ................            111,971          $ 5,831
  Masco Corp. ..........................            108,774            3,392
  Monster Worldwide, Inc. (a) ..........             28,492              733
  Navistar International Corp. (a) (f) .             17,380              674
  Norfolk Southern Corp. ...............             98,061            2,601
  Northrop Grumman Corp. ...............             89,278            4,794
  PACCAR, Inc. .........................             43,370            2,515
  Pall Corp. ...........................             31,474              824
  Parker-Hannifin Corp. ................             29,023            1,726
  Pitney Bowes, Inc. ...................             57,439            2,542
  Power-One, Inc. (a) (f) ..............             21,100              232
  R.R. Donnelley & Sons Co. ............             53,260            1,759
  Raytheon Co. .........................            110,114            3,939
  Robert Half International, Inc. ......             43,214            1,286
  Rockwell Automation, Inc. ............             47,120            1,767
  Rockwell Collins, Inc. ...............             44,819            1,493
  Ryder Systems, Inc. ..................             15,780              632
  Southwest Airlines Co. ...............            194,340            3,259
  Textron, Inc. ........................             34,475            2,046
  Thomas & Betts Corp. .................             14,742              401
  Tyco International, Ltd. .............            498,948           16,535
  Union Pacific Corp. ..................             64,240            3,819
  United Parcel Service, Inc. Class B ..            279,900           21,040
  United Technologies Corp. ............            128,157           11,724
  W.W. Grainger, Inc. ..................             22,809            1,312
  Waste Management, Inc. ...............            143,179            4,388
                                                  ---------          -------
     Total Industrials .................                             302,681
                                                  =========          =======
INFORMATION TECHNOLOGY - 16.8%
  ADC Telecommunications, Inc. (a) (f) .            211,127              600
  Adobe Systems, Inc. ..................             59,571            2,770
  Advanced Micro Devices, Inc. (a) (f) .             87,384            1,389
  Affiliated Computer Services, Inc. (a)             34,200            1,811
  Agilent Technologies, Inc. (a) .......            119,827            3,509
  Altera Corp. (a) .....................             94,978            2,105
  Analog Devices, Inc. .................             92,761            4,367
  Andrew Corp. (a) (f)  ................             38,827              777
  Apple Computer, Inc. (a) .............             94,546            3,077
  Applied Materials, Inc. (a) ..........            417,861            8,198
  Applied Micro Circuits Corp. (a) .....             77,142              410
  Autodesk, Inc. .......................             28,215            1,208
  Automatic Data Processing, Inc. ......            146,538            6,137
  Avaya, Inc. (a) (f) ..................            110,415            1,743
  BMC Software, Inc. (a) ...............             57,336            1,061
  Broadcom Corp. (a) ...................             78,046            3,650
  CIENA Corp. (a) ......................            142,888              529
  Cisco Systems, Inc. (a) ..............          1,679,059           39,794
  Citrix Systems, Inc. (a) .............             41,653              848
  Computer Associates
     International, Inc. ...............            144,344            4,050
  Computer Sciences Corp. (a) ..........             46,382            2,154
  Compuware Corp. (a) ..................             95,257              629
  Comverse Technology, Inc. (a) ........             47,238              942
  Convergys Corp. (a) ..................             36,005              554
  Corning, Inc. (a) ....................            341,385            4,458
  Dell, Inc. (a) .......................            626,591           22,444
  Electronic Arts, Inc. (a) ............             75,300            4,108
  Electronic Data Systems Corp. (f) ....            120,486            2,307
  EMC Corp. (a) ........................            608,041            6,932
  First Data Corp. .....................            216,704            9,648
  Fiserv, Inc. (a) .....................             47,647            1,853
  Gateway, Inc. (a) ....................             93,965              423
  Hewlett-Packard Co. ..................            758,119           15,996
  Intel Corp. ..........................          1,606,203           44,331
  International Business
     Machines Corp. ....................            418,518           36,892
  Intuit, Inc. (a) .....................             47,551            1,835
  Jabil Circuit, Inc. (a) ..............             49,313            1,242
  JDS Uniphase Corp. (a) (f) ...........            362,319            1,373
  KLA-Tencor Corp. (a) .................             48,164            2,378
  Lexmark International Group, Inc. ....
     Class A (a) .......................             32,302            3,118
  Linear Technology Corp. ..............             76,975            3,038
  LSI Logic Corp. (a) ..................             96,135              733
  Lucent Technologies, Inc. (a) (f) ....          1,056,372            3,993
  Maxim Integrated Products, Inc. ......             80,056            4,197
  Mercury Interactive Corp. (a) ........             22,148            1,104
  Micron Technology, Inc. (a) ..........            152,732            2,338
  Microsoft Corp. (e) ..................          2,680,604           76,558
  Molex, Inc. (f) ......................             48,110            1,543
  Motorola, Inc. .......................            581,698           10,616
  National Semiconductor Corp. (a) .....             89,418            1,966
  NCR Corp. (a) ........................             23,992            1,190
  Network Appliance, Inc. (a) ..........             85,267            1,836
  Novell, Inc. (a) .....................             93,442              784


VI

S T A T E   S T R E E T   E Q U I T Y   5 0 0   I N D E X   P O R T F O L I O

JUNE 30, 2004
(UNAUDITED)

                                                                          VALUE
                                                        SHARES            (000)
                                                        ------            -----
COMMON STOCKS - CONTINUED
  Novellus Systems, Inc. (a) ...............             36,669         $  1,153
  NVIDIA Corp. (a) .........................             39,751              814
  Oracle Corp. (a) .........................          1,290,038           15,390
  Parametric Technology Corp. (a) ..........             63,641              318
  Paychex, Inc. ............................             93,627            3,172
  PeopleSoft, Inc. (a) .....................             91,223            1,688
  PerkinElmer, Inc. ........................             32,157              644
  PMC-Sierra, Inc. (a) .....................             41,124              590
  QLogic Corp. (a) .........................             23,845              634
  QUALCOMM, Inc. ...........................            201,539           14,708
  Sabre Holdings Corp. Class A .............             34,324              951
  Sanmina-SCI Corp. (a) ....................            127,858            1,164
  Scientific-Atlanta, Inc. .................             38,368            1,324
  Siebel Systems, Inc. (a) .................            125,358            1,340
  Solectron Corp. (a) ......................            238,314            1,542
  Sun Microsystems, Inc. (a) ...............            827,588            3,592
  SunGard Data Systems, Inc. (a) ...........             72,050            1,873
  Symantec Corp. (a) .......................             77,200            3,380
  Symbol Technologies, Inc. ................             58,485              862
  Tektronix, Inc. ..........................             21,029              715
  Tellabs, Inc. (a) (f) ....................            104,775              916
  Teradyne, Inc. (a) .......................             48,392            1,098
  Texas Instruments, Inc. ..................            430,503           10,410
  Thermo Electron Corp. (a) ................             41,129            1,264
  Unisys Corp. (a) .........................             83,479            1,159
  VERITAS Software Corp. (a) ...............            107,483            2,977
  Waters Corp. (a) .........................             29,957            1,431
  Xerox Corp. (a) (f) ......................            196,242            2,846
  Xilinx, Inc. .............................             85,504            2,848
  Yahoo!, Inc. (a) .........................            335,080           12,197
                                                      ---------          -------
     Total Information Technology ..........                             454,546
                                                      =========          =======
MATERIALS - 2.9%
  Air Products & Chemicals, Inc. ...........             55,989            2,937
  Alcoa, Inc. ..............................            216,146            7,139
  Allegheny Technologies, Inc. .............             22,329              403
  Ball Corp. ...............................             14,285            1,029
  Bemis Co., Inc. ..........................             26,928              761
  Boise Cascade Corp. ......................             21,519              810
  Dow Chemical Co. .........................            232,899            9,479
  E.I. Du Pont de Nemours & Co. ............            247,939           11,013
  Eastman Chemical Co. (f) .................             18,962              877
  Ecolab, Inc. .............................             63,626            2,017
  Engelhard Corp. ..........................             31,730            1,025
  Freeport-McMoRan Copper & Gold, Inc. .....
     Class B (f) ...........................             43,114            1,429
  Georgia-Pacific Group ....................             62,740            2,320
  Great Lakes Chemical Corp. ...............             12,803              346
  Hercules, Inc. (a) .......................             28,098              342
  International Flavors & Fragrances, Inc. .             23,704              886
  International Paper Co. ..................            120,756            5,398
  Louisiana-Pacific Corp. (f) ..............             26,459              626
  MeadWestvaco Corp. .......................             50,688            1,490
  Monsanto Co. .............................             66,646            2,566
  Newmont Mining Corp. .....................            110,242            4,273
  Nucor Corp. (f) ..........................             19,802            1,520
  Pactiv Corp. (a) .........................             39,764              992
  Phelps Dodge Corp. (a) ...................             23,305            1,806
  PPG Industries, Inc. .....................             42,390            2,649
  Praxair, Inc. ............................             80,120            3,198
  Rohm & Haas Co. ..........................             55,096            2,291
  Sealed Air Corp. (a) .....................             20,836            1,110
  Sigma-Aldrich Corp. ......................             17,493            1,043
  Temple-Inland, Inc. ......................             13,714              950
  United States Steel Corp. ................             28,902            1,015
  Vulcan Materials Co. .....................             25,496            1,212
  Weyerhaeuser Co. .........................             60,024            3,789
  Worthington Industries, Inc. (f) .........             21,829              448
                                                      ---------          -------
     Total Materials .......................                              79,189
                                                      =========          =======
TELECOMMUNICATIONS SERVICES - 3.3%
  ALLTEL Corp. .............................             77,398            3,918
  AT&T Corp. ...............................            195,647            2,862
  AT&T Wireless Services, Inc. (a) .........            677,138            9,697
  BellSouth Corp. ..........................            455,128           11,933
  CenturyTel, Inc. .........................             34,508            1,037
  Citizens Communications Co. (a) (f) ......             72,077              872
  Nextel Communications, Inc. Class A (a) ..            276,136            7,362
  Qwest Communications
     International, Inc. (a) ...............            442,622            1,589
  SBC Communications, Inc. .................            822,004           19,933
  Sprint Corp. (Fon Group) (f) .............            353,023            6,213
  Verizon Communications, Inc. .............            689,298           24,946
                                                      ---------          -------
     Total Telecommunications Services .....                              90,362
                                                      =========          =======


                                                                             VII

S T A T E   S T R E E T   E Q U I T Y   5 0 0   I N D E X   P O R T F O L I O

JUNE 30, 2004
(UNAUDITED)

                                                                     VALUE
                                                    SHARES           (000)
                                                    ------           -----
COMMON STOCKS - CONTINUED
UTILITIES - 2.8%
  AES Corp. (a) .......................             153,414      $    1,523
  Allegheny Energy, Inc. (a) (f) ......              31,899             492
  Ameren Corp. ........................              45,642           1,961
  American Electric Power Co., Inc. ...              98,154           3,141
  Calpine Corp. (a) (f) ...............             104,452             451
  CenterPoint Energy, Inc. (f) ........              77,193             888
  Cinergy Corp. .......................              43,558           1,655
  CMS Energy Corp. (a) (f) ............              38,505             351
  Consolidated Edison, Inc. ...........              59,622           2,371
  Constellation Energy Group, Inc. ....              40,903           1,550
  Dominion Resources, Inc. ............              80,587           5,083
  DTE Energy Co. ......................              42,546           1,725
  Duke Energy Corp. ...................             225,277           4,571
  Dynegy, Inc. Class A (a) (f) ........              94,930             404
  Edison International ................              80,562           2,060
  El Paso Corp. (f) ...................             160,894           1,268
  Entergy Corp. .......................              56,343           3,156
  Exelon Corp. ........................             163,478           5,442
  FirstEnergy Corp. ...................              81,312           3,042
  FPL Group, Inc. .....................              45,389           2,903
  KeySpan Corp. (f) ...................              40,206           1,476
  Kinder Morgan, Inc. .................              30,938           1,834
  Nicor, Inc. (f) .....................              11,213             381
  NiSource, Inc. ......................              65,967           1,360
  Peoples Energy Corp. (f) ............               9,331             393
  PG&E Corp. (a) ......................             103,823           2,901
  Pinnacle West Capital Corp. .........              23,081             932
  PPL Corp. ...........................              44,468           2,041
  Progress Energy, Inc. ...............              60,908           2,683
  Public Service Enterprise Group, Inc.              58,022           2,323
  Sempra Energy .......................              56,189           1,935
  Southern Co. ........................             181,758           5,298
  TECO Energy, Inc. (f) ...............              47,476             569
  TXU Corp. ...........................              79,748           3,231
  Williams Cos., Inc. .................             130,937           1,558
  Xcel Energy, Inc. ...................              99,997           1,671
                                                    -------      ----------
       Total Utilities ................                              74,623
                                                    -------      ----------
  TOTAL COMMON STOCKS
       (COST $2,195,921,918) ..........                          $2,643,850
                                                    =======      ==========

                                                      SHARES/
                                                    PAR AMOUNT         VALUE
                                                       (000)           (000)
                                                       -----           -----
U.S. GOVERNMENT SECURITY (0.3% of portfolio)
United States Treasury Bill, 1.24%
     due 09/09/04 (b) (c) ..................      $       7,910       $  7,891
                                                  -------------    -----------
  Total U.S. Government Security
       (Cost $7,890,928) ...................                             7,891
                                                  =============    ===========
SHORT TERM INVESTMENTS (4.0% of portfolio)
AIM Short Term Investment
     Prime Portfolio .......................             54,533         54,533
Federated Money Market
     Obligations Trust .....................                484            484
State Street Navigator Securities Lending
     Prime Portfolio (d) (Note 4) ..........             53,666         53,666
                                                  -------------    -----------
  Total Short Term Investments
     ($108,682,911)                                                    108,683
                                                  -------------    -----------
TOTAL INVESTMENTS IN SECURITIES
     (COST $2,312,495,757) - 101.9% ........                       $ 2,760,424
                                                  =============    ===========
OTHER LIABILITIES IN EXCESS
     OF ASSETS - (1.9)% ....................                           (51,853)
                                                  -------------    -----------
NET ASSETS - 100% ..........................                        $2,708,571
                                                  =============    ===========

SCHEDULE OF FUTURES CONTRACTS

                                                          NUMBER     UNREALIZED
                                                            OF      APPRECIATION
                                                         CONTRACTS      (000)
                                                         ---------      -----
  S&P 500 Financial Futures Contracts (long)
       Expiration date 09/2004 .............                229         $438
                                                            ---         ----

TOTAL UNREALIZED APPRECIATION
  ON OPEN FUTURES CONTRACTS PURCHASED ......                            $438
                                                            ===         ====

----------

(a)   Non-income producing security.

(b) Security held as collateral in relation to initial margin requirements on futures contracts.

(c)   Rate represents annualized yield at date of purchase.

(d) Security represents investment made with cash collateral received from securities loaned.

(e) All or a portion of these securities have been pledged to cover collateral requirements for open futures contracts.

(f)   All or a portion of these securities were on loan at June 30, 2004.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


VIII

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004
(UNAUDITED)

(Amounts in thousands)
------------------------------------------------------------------------------------------------------
ASSETS
Investments in unaffiliated issuers at market (identified cost $2,309,667) - including
   $52,114 of securities loaned (Note 2) .............................................      $2,756,343
Investments in non-controlled affiliates at market (identified cost $2,829) (Note 4) .           4,081
Receivables:
   Investment securities sold ........................................................           5,004
   Dividends and interest ............................................................           3,017
   Daily variation margin on futures contracts .......................................             263
------------------------------------------------------------------------------------------------------
Total assets .........................................................................       2,768,708
------------------------------------------------------------------------------------------------------
LIABILITIES
Payables:
   Investment securities purchased ...................................................           6,372
   Due upon return of securities loaned ..............................................          53,666
   Management fees (Note 4) ..........................................................              99
------------------------------------------------------------------------------------------------------
Total liabilities ....................................................................          60,137
------------------------------------------------------------------------------------------------------
NET ASSETS ...........................................................................      $2,708,571
======================================================================================================
COMPOSITION OF NET ASSETS

Paid-in capital ......................................................................      $2,260,205
Net unrealized appreciation on investments and futures contracts .....................         448,366
------------------------------------------------------------------------------------------------------
NET ASSETS ...........................................................................      $2,708,571
======================================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                                              IX

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2004
(UNAUDITED)

(Amounts in thousands)
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividend income - unaffiliated issuers .....................................      $ 21,812
   Dividend income - non-controlled affiliated issuers ........................            26
   Interest ...................................................................            35
   Security lending income (Note 2 and 4) .....................................            42
---------------------------------------------------------------------------------------------
Total investment income .......................................................        21,915
---------------------------------------------------------------------------------------------
EXPENSES
   Management fees (Note 4) ...................................................           605
---------------------------------------------------------------------------------------------
Total expenses ................................................................           605
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME .........................................................        21,310
=============================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Investments ................................................................       (15,718)
   Futures contracts ..........................................................         3,972
---------------------------------------------------------------------------------------------
Net realized loss .............................................................       (11,746)
Net change in unrealized appreciation (depreciation) on:
   Investments ................................................................        82,027
   Futures contracts ..........................................................        (1,578)
---------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) ..........................        80,449
---------------------------------------------------------------------------------------------
Net realized and unrealized gain ..............................................        68,703
---------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ....................................      $ 90,013
=============================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                                               X

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

(Amounts in thousands)

                                                                     FOR THE SIX        FOR THE
                                                                     MONTHS ENDED      YEAR ENDED
                                                                    JUNE 30, 2004     DECEMBER 31,
                                                                     (UNAUDITED)         2003
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income .........................................      $    21,310     $    39,264
Net realized loss on investments and futures contracts ........          (11,746)        (90,744)
Net change in unrealized appreciation (depreciation) ..........           80,449         641,095
------------------------------------------------------------------------------------------------
Net increase in net assets from operations ....................           90,013         589,615
------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
Proceeds from contributions ...................................          170,219         547,305
Contributions in-kind .........................................             --            19,659
Fair value of withdrawals .....................................         (266,333)       (434,455)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital transactions          (96,114)        132,509
------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .......................           (6,101)        722,124
================================================================================================
NET ASSETS
Beginning of period ...........................................        2,714,672       1,992,548
------------------------------------------------------------------------------------------------
END OF PERIOD .................................................      $ 2,708,571     $ 2,714,672
================================================================================================



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                                              XI

STATE STREET EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                 SIX MONTHS                                                      MARCH 1, 2000
                                                    ENDED                   YEAR ENDED DECEMBER 31,             (INCEPTION DATE)
                                                 JUNE 30, 2004     -----------------------------------------     TO DECEMBER 31,
                                                  (UNAUDITED)         2003             2002         2001             2000
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ..............................        3.45% (b)          28.62%         (22.16)%      (11.94)%       (2.41)% (b)
--------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands) .....      $ 2,708,571       $ 2,714,672     $ 1,992,548   $ 2,692,298     $ 2,957,271
Ratios to average net assets:
   Operating expenses .....................            0.045%(c)         0.045%         0.045%         0.045%          0.045%(c)
   Net investment income ..................             1.59%(c)          1.74%          1.57%          1.34%           1.14%(c)
Portfolio turnover rate (a) ...............                5%(b)            12%            13%            14%             18%(b)


--------------------------------------------------------------------------------
(a) The Portfolio turnover rate excludes in-kind security transactions.
(b) Not annualized.
(c) Annualized.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                             XII

STATE STREET EQUITY 500 INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2004
(UNAUDITED)

                                 1. ORGANIZATION

State Street Master Funds (the "Trust") is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises seven investment portfolios: The State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street MSCI(R) EAFE(R) Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the "Portfolio"). At June 30, 2004, only the Portfolio and the State Street MSCI(R) EAFE(R) Index Portfolio had commenced operations. Pursuant to the Trust's Declaration of Trust, the Board of Trustees may issue an unlimited number of non-transferable beneficial interests.

The Portfolio's investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500 Index. The S&P 500 Index is a well known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security Valuation: The Portfolio's investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities Transactions, Investment Income and Expenses: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner's daily ownership percentage.

Federal Income Taxes: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been "passed through" to the Portfolio's partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500 Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission (the "SEC") requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

Securities Lending: The Trust, on behalf of the Portfolio, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement,


                                                                            XIII

STATE STREET EQUITY 500 INDEX PORTFOLIO

(UNAUDITED)

the Portfolio may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash, U.S. Government Securities or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated as follows: 75% to the Portfolio and 25% to State Street. For the six months ended June 30, 2004, the earned income for the Portfolio and State Street was $42,216 and $14,072, respectively.

The primary risk associated with securities lending is that if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At June 30, 2004, the value of the securities loaned amounted to $52,114,053. The loans were collateralized with cash of $53,666,201 which the Portfolio then invested in the State Street Navigator Securities Lending Prime Portfolio (the "Prime Portfolio"), an affiliated investment company.

                           3. SECURITIES TRANSACTIONS

For the period ended June 30, 2004, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $126,860,440 and $157,484,871, respectively.

At June 30, 2004, the cost of investments was $2,312,495,757 which approximates cost computed on a federal tax basis. The aggregate gross unrealized appreciation and gross unrealized depreciation was $647,568,272 and $199,640,408, respectively, resulting in net appreciation of $447,927,864.

                     4. RELATED PARTY FEES AND TRANSACTIONS

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA's services as investment adviser and for State Street's services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit, and trustee fees expenses), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio's average daily net assets.

Certain investments made by the Portfolio represent securities affiliated with State Street and SSgA. Investments made with cash collateral received from securities loaned were used to purchase shares of the Prime Portfolio, which is offered by State Street and advised by SSgA. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500 Index. The market value of each of these investments at June 30, 2004 is listed in the Portfolio of Investments.

During the period the Portfolio had investment transactions executed through State Street Global Markets LLC, a wholly owned subsidiary of State Street Corp., and an affiliated broker-dealer of SSgA. For the period ended June 30, 2004, the Portfolio paid brokerage commissions to State Street Global Markets LLC, of $52,740.


                                                                             XIV

STATE STREET EQUITY 500 INDEX PORTFOLIO

(UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted proxy voting procedures related to portfolio securities held by the Portfolio. A description of the policies and procedures and information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ending June 30, 2004 are now available without charge, upon request, by (i) calling (800) 997-7327 or (ii) on the SEC's web-site at www.sec.gov.


                                                                              XV

APPENDIX B

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

                         Table of Contents

ii.       Schedule of Portfolio Investments

xix.      Statement of Assets and Liabilities

xx.       Statement of Operations

xxi.      Statements of Changes in Net Assets

xxii.     Financial Highlights

xxiii.    Notes to Financial Statements

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

JUNE 30, 2004

(UNAUDITED)

                                                         SHARES        VALUE
                                                         ------        -----
COMMON STOCKS(95.6% OF PORTFOLIO)
AUSTRALIA - 4.1%
 Alumina, Ltd. ..................................         8,911     $   32,775
 Amcor, Ltd. ....................................         6,706         32,560
 AMP, Ltd. ......................................        14,291         63,016
 Ansell, Ltd. ...................................         1,323          7,133
 Aristocrat Leisure, Ltd.  (d) ..................         2,448          8,253
 Australia & New Zealand Banking
   Group, Ltd. ..................................        14,078        179,267
 Australia Gas Light Co , Ltd. ..................         3,497         29,549
 Australian Stock Exchange, Ltd. ................           809          8,758
 AXA Asia Pacific Holdings, Ltd. ................         6,406         14,994
 BHP Billiton, Ltd. .............................        29,298        255,725
 BlueScope Steel, Ltd. ..........................         5,593         26,260
 Boral, Ltd. ....................................         4,326         19,467
 Brambles Industries, Ltd.  (d) .................         7,429         31,050
 Centro Properties Group ........................         5,296         14,683
 CFS Gandel Retail Trust ........................           777            774
 CFS Gandel Retail Trust Unit (d) ...............        10,178          9,855
 Coca-Cola Amatil, Ltd. .........................         3,446         16,635
 Cochlear, Ltd. .................................           421          6,663
 Coles Myer, Ltd.  (d) ..........................         8,462         50,635
 Commonwealth Bank of Australia .................         9,839        223,298
 Commonwealth Property Office
   Fund (d) .....................................        10,336          8,280
 Computershare, Ltd. ............................         3,431          7,600
 CSL, Ltd. ......................................         1,495         23,224
 CSR, Ltd. ......................................         7,488         11,580
 Deutsche Office Trust ..........................         9,100          7,290
 Foster's Group, Ltd. ...........................        15,543         51,105
 Futuris Corp , Ltd. ............................         4,399          4,842
 General Property Trust .........................        15,529         37,753
 Harvey Norman Holdings, Ltd. ...................         4,185          8,221
 Iluka Resources, Ltd.  (d) .....................         1,845          5,809
 ING Industrial Fund (d) ........................         5,842          7,325
 Insurance Australia Group, Ltd. ................        12,997         45,269
 Investa Property Group (d) .....................        13,623         18,505
 James Hardie Industries NV .....................         4,370         18,265
 John Fairfax Holdings, Ltd. ....................         6,751         17,541
 Leighton Holdings, Ltd.  (d) ...................         1,080          6,839
 Lend Lease Corp.  (d) ..........................         2,803         20,072
 Lion Nathan, Ltd. ..............................         2,329         11,000
 Macquarie Bank, Ltd. ...........................         1,665         39,295
 Macquarie Goodman Industrial
   Trust ........................................        11,992         14,034
 Macquarie Infrastructure Group .................        14,848         34,132
 Mayne Group, Ltd. ..............................         4,730         11,236
 Mirvac Group (d) ...............................         5,261         15,759
 National Australia Bank, Ltd. (d) ..............        11,755        244,346
 Newcrest Mining, Ltd. ..........................         2,503         24,027
 News Corp , Ltd.  (d) ..........................        10,606         93,682
 OneSteel, Ltd. .................................         4,350          7,545
 Orica, Ltd. ....................................         2,100         22,089
 Origin Energy, Ltd. ............................         5,038         19,793
 Pacific Brands Ltd.  (a) .......................         4,541          8,446
 PaperlinX, Ltd. ................................         3,623         12,240
 Patrick Corp, Ltd. .............................         4,778         17,773
 Perpetual Trustees
   Australia, Ltd.  (d) .........................           348         11,391
 Publishing & Broadcating, Ltd. .................         1,045          9,354
 QBE Insurance Group, Ltd.  (d) .................         5,187         46,250
 Rinker Group, Ltd. .............................         7,283         40,840
 Rio Tinto, Ltd.  (d) ...........................         2,412         60,403
 Santos, Ltd. ...................................         4,452         21,492
 Sonic Healthcare, Ltd. .........................         1,855         11,785
 Southcorp, Ltd.  (a) ...........................         5,016         10,972
 Stockland ......................................           260            962
 Stockland Trust Group (d) ......................         9,743         35,156
 Suncorp-Metway, Ltd. ...........................         4,118         40,734
 TAB, Ltd. ......................................         3,576         12,256
 TABCORP Holdings, Ltd.  (d) ....................         3,143         31,177
 Telstra Corp , Ltd. ............................        16,613         58,210
 Toll Holdings, Ltd. ............................         1,740         12,993
 Transurban Group (d) ...........................         3,799         12,888
 Wesfarmers, Ltd. ...............................         2,914         59,679
 Westfield Holdings, Ltd.  (d) ..................         3,261         34,983
 Westfield Trust (d) ............................        17,008         52,249
 Westfield Trust New (a) ........................         1,315          4,003
 Westpac Banking Corp, Ltd. .....................        14,038        172,108
 WMC Resorces, Ltd. .............................         8,814         30,208
 Woodside Petroleum, Ltd. .......................         3,599         41,793
 Woolworths, Ltd. ...............................         7,881         62,585
                                                                    ----------
       Total Australia ..........................                    2,780,738
                                                                    ==========
 AUSTRIA - 0.3%
  Bank Austria Creditanstalt ....................          367          21,522
  Bohler-Uddeholm AG ............................           65           5,393

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2004

(UNAUDITED)

                                                 SHARES        VALUE
                                                 ------        -----
AUSTRIA - CONTINUED
   Erste Bank der Oesterreichischen
     Sparkassen AG .....................            299       $ 46,964
   Flughafen Wien AG ...................             88          5,075
   Immofinanz Immobilien
     Anlagen AG (a) ....................          2,390         19,337
   Mayr-Melnhof Karton AG ..............             35          4,514
   OMV AG ..............................            135         26,281
   RHI AG (a) ..........................            150          3,378
   Telekom Austria AG ..................          2,746         41,928
   VA Technologie AG (a) ...............            113          6,363
   Verbund Oesterreichische
     Elektrizitaetswirtschafts AG ......             62         10,904
   Voestalpine AG (a) (d) ..............            258         12,713
   Wienerberger AG .....................            555         19,319
                                                              --------
        Total Austria ..................                       223,691
                                                              ========
BELGIUM - 1.1%
   Agfa Gevaert NV (d) .................            774         19,201
   Barco NV (d) ........................             93          8,384
   Bekaert SA ..........................            154          8,872
   Belgacom SA (a) .....................          1,323         40,273
   Cofinimmo ...........................             41          5,542
   Colruyt NV ..........................            150         18,524
   Compagnie Maritime Belge SA .........             28          3,398
   Delhaize Group (d) ..................            593         30,338
   Dexia (d) ...........................          5,530         91,771
   Electrabel SA (d) ...................            234         75,018
   Fortis (d) ..........................         10,005        221,541
   Groupe Bruxelles Lambert SA (d) .....            590         37,722
   Interbrew SA (d) ....................          1,290         41,042
   KBC Banassurance Holding NV (d) .....            908         52,242
   Mobistar SA (a) .....................            213         13,268
   Omega Pharma SA (d) .................            223         11,300
   S. A.  D'Ieteren NV (d) .............             23          4,852
   Solvay SA (d) .......................            542         44,247
   UCB SA (d) ..........................            747         34,790
   Umicore .............................            211         13,285
                                                              --------
        Total Belgium ..................                       775,610
                                                              ========
DENMARK - 0.8%
   A P Moller-Maersk A/S, Series B .....              9         61,874
   Bang & Olufsen A/S, Series B ........            100          5,500
   Carlsberg A/S, Series B .............            300         15,861
   Coloplast A/S, Series B .............            133         12,540
   Danisco A/S .........................            455         23,460
   Danske Bank A/S .....................          3,962         93,874
   DSV, Series B .......................            175          8,364
   East Asiatic Co., Ltd. A/S ..........            175          8,107
   FLS Industries A/S, Series B (a) ....            250          3,519
   GN Store Nord A/S ...................          1,981         17,510
   Group 4 Falck A/S (d) ...............            609         15,651
   H  Lundbeck A/S (d) .................            584         12,714
   ISS A/S .............................            386         19,081
   Kobenhavns Lufthavne A/S (d) ........             50          7,284
   NKT Holding A/S .....................            150          3,045
   Novo Nordisk A/S ....................          2,207        113,615
   Novozymes A/S, Series B .............            443         19,977
   Tele Danmark A/S ....................          1,103         35,838
   Topdanmark A/S (a) ..................            189         11,168
   Vestas Wind Systems A/S (a) .........          1,426         20,949
   William Demant Holding A/S (a) ......            265         10,020
                                                              --------
     Total Denmark .....................                       519,951
                                                              ========
FINLAND - 1.4%
   Amer Group, Ltd. ....................            200         10,415
   Elisa Corp, Series A (a) ............          1,173         15,698
   Fortum Oyj ..........................          2,912         37,200
   KCI Konecranes International Oyj ....             66          2,449
   Kesko Oyj ...........................            500          9,916
   Kone Corp. ..........................            322         19,463
   Metso Oyj (d) .......................            902         11,413
   Nokia Oyj (e) .......................         41,252        595,244
   Nokian Renkaat Oyj ..................             76          7,404
   Orion-Yhtyma Oyj, Series B ..........            367          9,421
   Outokumpu Oyj .......................            716         11,455
   Pohjola Group PLC, Series B .........            450          4,632
   Rautaruukki Oyj .....................            500          4,033
   Sampo Oyj, Series A .................          2,373         23,039
   Stora Enso Oyj, Series R ............          5,413         73,431
   TietoEnator Oyj .....................            714         21,674
   UPM-Kymmene Oyj .....................          4,540         86,389
   Uponor Oyj ..........................            300          9,873
   Wartsila Oyj, Series B ..............            400          8,955
                                                              --------
     Total Finland .....................                       962,104
                                                              ========

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2004

(UNAUDITED)

                                                           SHARES       VALUE
                                                           ------       -----
FRANCE - 8.7%
   Accor SA (d) ..................................          1,499     $   63,266
   Air France ....................................          1,141         19,449
   Alcatel SA (a) (d) ............................          9,712        149,828
   Alstom (a) (d) ................................         10,062         11,263
   Atos Origin SA (a) ............................            306         19,657
   Autoroutes du Sud de la France
     (ASF) (d) ...................................            540         21,444
   Aventis SA (d) (e) ............................          6,786        512,296
   AXA (d) .......................................         10,627        234,021
   BNP Paribas SA (d) (e) ........................          6,487        398,961
   Bouygues SA (d) ...............................          1,580         52,902
   Business Objects SA (a) (d) ...................            527         11,817
   Cap Gemini SA (a) (d) .........................            983         39,455
   Carrefour SA (d) ..............................          4,565        221,494
   Casino Guichard-Perrachon SA (d) ..............            255         23,005
   CNP Assurances (d) ............................            273         15,840
   Compagnie de Saint-Gobain (d) .................          2,441        121,674
   Compagnie Generale des
     Establissements Michelin (d) ................          1,135         62,762
   Credit Agricole SA ............................          5,275        128,357
   Dassault Systemes SA (d) ......................            440         20,401
   Essilor International SA (d) ..................            771         50,326
   European Aeronautic
     Defence & Space Co. (d) .....................          1,927         53,642
   France Telecom SA (d) .........................          8,889        231,653
   Gecina SA .....................................            270         21,221
   Groupe Danone (d) .............................          2,116        184,587
   Hermes International ..........................             73         14,575
   Imerys SA (d) .................................            252         14,686
   Klepierre .....................................            178         12,171
   L'Air Liquide SA (d) ..........................            875        144,675
   L'Oreal SA (d) ................................          2,423        193,532
   Lafarge SA (d) ................................          1,329        118,521
   Lagardere S. C. A. (d) ........................            996         62,225
   LVMH (Louis Vuitton Moet
     Hennessy) (d) ...............................          1,949        140,971
   Pernod-Ricard SA (d) ..........................            418         53,450
   Pinault-Printemps-Redoute SA (d) ..............            533         54,764
   PSA Peugoet Citroen (d) .......................          1,350         75,176
   Publicis Groupe (d) ...........................            998         29,542
   Renault SA (d) ................................          1,472        112,111
   Sagem SA (d) ..................................            144         16,066
   Sanofi-Synthelabo SA (d) ......................          2,919        185,028
   Schneider Electric SA (d) .....................          1,659        113,233
   Societe BIC SA (d) ............................            259         11,527
   Societe Generale (d) ..........................          2,616        222,315
   Societe Television Francaise 1(d) .............            928         29,231
   Sodexho Alliance SA (d) .......................            741         19,527
   STMicroelectronics NV (d) .....................          4,654        102,091
   Suez SA (d) ...................................          6,390        133,020
   Technip SA (d) ................................            148         20,077
   Thales SA (d) .................................            603         22,060
   Thomson (d) ...................................          1,878         37,038
   Total SA (d) (e) ..............................          4,663        888,997
   Unibail SA (d) ................................            336         34,747
   Valeo SA (d) ..................................            577         24,044
   Veolia Environnement (d) ......................          2,245         63,341
   Vinci SA (d) ..................................            568         57,219
   Vivendi Universal SA (a) (d) ..................          8,110        224,968
   Zodiac SA (d) .................................            317         10,787
                                                                      ----------
     Total France ................................                     5,911,036
                                                                      ==========
GERMANY - 6.4%
   Adidas-Salomon AG (d) .........................            400         47,756
   Allianz AG (d) ................................          2,593        280,870
   Altana AG (d) .................................            550         33,076
   BASF AG (d) ...................................          4,450        238,166
   Bayer AG ......................................          5,550        160,032
   Bayer Hypo-und Vereinsbank AG (a) .............          4,926         87,621
   Beiersdorf AG, Series A (d) ...................             98         11,452
   Celesio AG (d) ................................            228         13,620
   Commerzbank AG (a) ............................          4,300         75,754
   Continental AG ................................          1,153         55,607
   DaimlerChrysler AG (d) ........................          7,206        336,660
   Deutsche Bank AG (d) ..........................          4,409        346,421
   Deutsche Boerse AG ............................            900         45,738
   Deutsche Lufthansa AG (a) (d) .................          1,922         26,143
   Deutsche Post AG ..............................          3,707         80,055
   Deutsche Telekom AG (a) .......................         21,275        373,768
   Douglas Holding AG ............................            256          7,326
   E. On AG (e) ..................................          5,200        375,166
   Epcos AG (a) ..................................            424          8,857
   Fresenius Medical Care AG (d) .................            291         21,593
   HeidelbergCement AG ...........................            486         24,213
   Hypo Real Estate Holding AG (a) ...............          1,085         31,827
   Infineon Technologies AG (a) ..................          5,312         71,285
   KarstadtQuelle AG (d) .........................            365          7,945

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2004

(UNAUDITED)

                                                            SHARES      VALUE
                                                            ------      -----
GERMANY - CONTINUED
   Linde AG (d) ..................................            820     $   45,134
   MAN AG (d) ....................................            908         33,119
   Merck KGAA ....................................            420         25,294
   Metro AG (d) ..................................          1,212         57,450
   MLP AG (d) ....................................            478          7,054
   Muenchener Rueckversicherungs--
     Gesellschaft AG .............................          1,455        157,727
   Puma AG .......................................            100         25,412
   RWE AG ........................................          3,305        155,413
   SAP AG (d) ....................................          1,772        293,763
   Schering AG ...................................          1,532         90,269
   Siemens AG (e) ................................          6,777        487,376
   Suedzucker AG .................................            400          7,860
   ThyssenKrupp AG (d) ...........................          2,540         43,295
   TUI AG (d) ....................................          1,352         25,825
   Volkswagen AG (d) .............................          1,929         81,485
                                                                      ----------
        Total Germany ............................                     4,297,427
                                                                      ==========
GREECE - 0.5%
   Alpha Bank AE .................................          1,814         46,171
   Coca-Cola Hellenic Bottling Co. SA ............            685         15,951
   Cosmote Mobile
     Telecommunication SA ........................            803         12,505
   EFG Eurobank Ergasias .........................          1,718         37,122
   Emporiki Bank of Greece SA ....................            470         12,329
   Folli-Follie ..................................            150          4,781
   Germanos SA ...................................            217          6,278
   Hellenic Duty Free Shops SA ...................            150          2,862
   Hellenic Petroleum SA .........................          1,042          8,671
   Hellenic Technodomiki TEV SA ..................            536          2,256
   Hellenic Telecommunications
     Organization SA .............................          2,438         31,560
   Hyatt Regency SA ..............................            379          3,873
   Intracom SA ...................................            653          2,812
   National Bank of Greece SA ....................          2,262         48,987
   OPAP SA .......................................          1,544         28,967
   Piraeus Bank SA ...............................          1,634         19,125
   Public Power Corp. (PPC) ......................          1,011         23,986
   Technical Olympic SA ..........................            610          2,568
   Titan Cement Co. ..............................            550         12,982
   Viohalco Hellenic Copper and
     Aluminum Industry SA ........................            976          7,030
                                                                      ----------
        Total Greece .............................                       330,816
                                                                      ==========
HONG KONG - 1.3
   ASM Pacific Technology, Ltd. (d) ..............          1,500          5,644
   Bank of East Asia, Ltd. .......................          9,604         27,520
   BOC Hong Kong (Holdings), Ltd. (d) ............         26,500         45,187
   Cathay Pacific Airways, Ltd. ..................          7,000         13,148
   Cheung Kong (Holdings), Ltd. ..................         11,000         81,092
   Cheung Kong Infrastructure
     (Holdings), Ltd. ............................          3,000          7,231
   CLP Holdings, Ltd. ............................         13,100         71,716
   Esprit Holdings, Ltd. .........................          5,122         22,918
   Giordano International, Ltd. ..................         10,000          6,314
   Hang Lung Properties, Ltd. (d) ................          8,000         10,308
   Hang Seng Bank, Ltd. ..........................          5,500         70,515
   Henderson Land Development Co., Ltd. ..........          5,000         21,539
   Hong Kong & China Gas Co., Ltd. ...............         26,183         42,800
   Hong Kong Exchanges & Clearing,Ltd. ...........          8,000         16,462
   Hongkong Electric Holdings, Ltd. ..............         10,000         41,411
   Hopewell Holdings, Ltd. .......................          4,000          8,077
   Hutchison Whampoa, Ltd. .......................         15,800        107,868
   Hysan Development Co., Ltd. ...................          4,378          6,511
   Johnson Electronic Holdings, Ltd. .............         10,500         10,635
   Kerry Properties, Ltd. ........................          4,000          6,103
   Kingboard Chemical Holdings, Ltd. .............          2,000          3,475
   Li & Fung, Ltd. ...............................         11,000         16,077
   MTR Corp. (d) .................................          9,582         14,496
   New World Development Co., Ltd. ...............         16,438         12,118
   Orient Overseas International Ltd. ............          2,000          5,910
   PCCW, Ltd.  (a) (d) ...........................         25,133         17,078
   SCMP Group Ltd. ...............................          6,533          2,597
   Shangri-La Asia, Ltd.  (d) ....................          8,260          8,048
   Sino Land Co., Ltd.  (d) ......................          6,544          3,650
   SmarTone Telecommunications
     Holdings, Ltd. ..............................          2,000          2,192
   Sun Hung Kai Properties, Ltd. .................         10,000         82,053
   Swire Pacific, Ltd. ...........................          6,500         42,085
   Techtronic Industries Co., Ltd. (d) ...........          6,180          9,865
   Television Broadcast, Ltd.  (d) ...............          2,000          8,590
   Texwinca Holdings, Ltd.  (d) ..................          4,000          3,154
   Wharf (Holdings), Ltd. ........................          9,000         25,616
   Yue Yuen Industrial
     (Holdings), Ltd.  (d) .......................          3,321          8,005
                                                                      ----------
        Total Hong Kong ..........................                       888,008
                                                                      ==========

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2004

(UNAUDITED)

                                                           SHARES       VALUE
                                                           ------       -----
IRELAND - 0.8%
   Allied Irish Banks PLC ........................          7,235     $  111,791
   Bank of Ireland ...............................          8,287        110,705
   CRH PLC .......................................          4,508         95,214
   DCC PLC .......................................            690         12,592
   Depfa Bank PLC ................................          2,948         42,825
   Elan Corp  PLC (a) ............................          3,300         81,383
   Fyffes PLC ....................................          2,618          5,479
   Grafton Group PLC .............................          1,848         14,749
   Greencore Group PLC ...........................          1,349          5,203
   Independent News & Media PLC ..................          4,693         11,191
   Irish Life & Permanent PLC ....................          2,300         35,398
   Kerry Group PLC ...............................          1,108         23,456
   Kingspan Group PLC ............................          1,165          6,945
   Ryanair Holdings PLC (a) ......................          1,586          8,838
   Ryanair Holdings PLC ADR (a) (d) ..............             43          1,409
   Waterford Wedgewood (a) .......................          1,583            343
   Waterford Wedgwood PLC ........................          5,125          1,110
                                                                      ----------
     Total Ireland ...............................                       568,631
                                                                      ==========
ITALY - 2.9%
   Alleanza Assicurazioni SpA (d) ................          3,052         34,830
   Arnoldo Mondadori Editore SpA .................            710          6,720
   Assicurazioni Generali SpA (d) ................          6,357        171,468
   Autogrill SpA (a) .............................            872         12,360
   Autostrade SpA (a) ............................          1,122         22,046
   Banca Antonveneta SpA (a) .....................          1,517         31,173
   Banca Fideuram SpA (d) ........................          2,306         12,934
   Banca Intesa SpA ..............................          6,000         18,031
   Banca Monte dei Paschi di
     Siena SpA (d) ...............................          7,259         23,227
   Banca Nazionale
     del Lavoro SpA (a) (d) ......................          7,859         18,263
   Banca Popolare di Milano ......................          2,500         16,060
   Banche Popolari Unite Scrl ....................          2,197         36,433
   Banco Popolare di Verona e
     Novara Scrl .................................          2,443         41,968
   Benetton Group SpA (d) ........................            431          4,929
   Bulgari SpA ...................................          1,050         10,616
   Capitalia SpA .................................          9,379         29,326
   Edison SpA (a) ................................          6,537         11,309
   Enel SpA (d) ..................................         16,126        129,294
   Ente Nazionale Idrocarburi SpA (d) ............         17,334        344,179
   Fiat SpA (a) (d) ..............................          3,410         28,544
   FinecoGroup (a) ...............................          1,116          7,033
   Finmeccanica SpA (d) ..........................         38,834         30,853
   Gruppo Editoriale L'Espresso SpA (d) ..........          1,326          7,986
   Intesabci SpA .................................         21,611         84,401
   Italcementi SpA (d) ...........................            500          6,692
   Luxottica Group SpA (d) .......................            867         14,451
   Mediaset SpA (d) ..............................          3,900         44,460
   Mediobanca SpA (d) ............................          3,092         37,619
   Mediolanum SpA (d) ............................          1,612         10,257
   Pirelli & Co. SpA (d) .........................         11,806         12,195
   Riunione Adriatica di Sicurta SpA (d) .........          1,979         35,900
   San Paolo - IMI SpA (d) .......................          6,219         74,907
   Seat Pagine Gialle SpA (d) ....................         25,430         10,674
   Snam Rete Gas SpA .............................          5,772         24,789
   Telecom Italia Media SpA (a) (d) ..............          9,613          3,953
   Telecom Italia Mobile SpA .....................         25,308        143,486
   Telecom Italia SpA (d) ........................         38,452         84,910
   Telecom Italia SpA (d) ........................         54,814        170,392
   Tiscali SpA (a) (d) ...........................          1,445          6,487
   UniCredito Italiano SpA (d) ...................         29,247        144,468
                                                                      ----------
     Total Italy .................................                     1,959,623
                                                                      ==========
JAPAN - 23.2%
   77 Bank, Ltd. .................................          3,000         20,456
   ACOM Co., Ltd. ................................            570         37,037
   ADERANS Co., Ltd. .............................            300          6,461
   Advantest Corp. (d) ...........................            600         40,196
   AEON Co., Ltd. ................................          2,000         80,282
   Aeon Credit Service Co., Ltd. .................            200         13,344
   Aiful Corp. ...................................            350         36,535
   Aisin Seiki Co., Ltd. .........................          1,200         25,020
   Ajinomoto Co., Inc. ...........................          5,000         60,212
   Alfresa Holdings Corp. (d) ....................            200         11,144
   All Nippon Airways Co., Ltd. (ANA) ............          4,000         13,087
   ALPS Electric Co., Ltd. .......................          1,000         14,224
   Amada Co., Ltd. ...............................          3,000         19,796
   Amano Corp. ...................................          1,000          8,899
   Anritsu Corp. .................................          1,000          6,544
   Aoyama Trading Co., Ltd. ......................            400         10,833
   Ariake Japan Co., Ltd. ........................            100          2,979
   Asahi Breweries, Ltd.  (d) ....................          3,700         40,793
   Asahi Glass Co., Ltd.  (d) ....................          6,000         62,411
   Asahi Kasei Corp. .............................         10,000         51,780
   Asatsu-DK, Inc. (d) ...........................            300          7,781

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

JUNE 30, 2004

(UNAUDITED)

                                                             SHARES        VALUE
                                                             ------        -----
JAPAN - CONTINUED
   Autobacs Seven Co., Ltd.  (d) .....................         200      $   6,544
   Bandai Co., Ltd. ..................................         600         16,331
   Bank of Fukuoka, Ltd.  (d) ........................       5,000         29,648
   Bank of Yokohama, Ltd. ............................       8,000         50,002
   Bellsystem24, Inc .................................          20          4,216
   Benesse Corp. .....................................         700         22,967
   Bridgestone Corp.  (d) ............................       5,000         93,938
   C&S Co., Ltd.  (d) ................................         500         13,220
   Canon, Inc  (d) ...................................       6,900        363,607
   Capcom Co., Ltd. ..................................         300          3,302
   Casio Computer Co., Ltd. ..........................       1,000         15,140
   Central Glass Co., Ltd. ...........................       2,000         16,936
   Central Japan Railway Co ..........................           8         68,112
   Chiba Bank, Ltd. ..................................       6,000         36,732
   Chubu Electric Power Co ...........................       5,400        114,072
   Chugai Pharmaceutical Co., Ltd. (d) ...............       2,600         40,794
   Citizen Watch Co., Ltd.  (d) ......................       2,000         22,655
   Coca-Cola West Japan Co., Ltd. (d) ................         300          7,423
   COMSYS Holdings Corp. .............................       1,000          8,120
   Credit Saison Co., Ltd. ...........................       1,300         39,078
   CSK Corp.  (d) ....................................         500         24,286
   DAI Nippon Printing Co., Ltd. .....................       5,000         79,870
   Daicel Chemical Industries, Ltd. ..................       2,000         10,503
   Daiichi Pharmaceutical Co., Ltd. ..................       1,900         33,868
   Daikin Industries, Ltd. ...........................       2,000         53,705
   Daimaru, Inc ......................................       2,000         18,183
   Dainippon Ink & Chemicals, Inc ....................       5,000         12,831
   Dainippon Screen MFG  Co., Ltd. (a) ...............       1,000          5,902
   Daito Trust Construction Co., Ltd. ................         700         26,944
   Daiwa House Industry Co., Ltd. ....................       4,000         46,410
   Daiwa Securities Group, Inc .......................      10,000         71,851
   Denki Kagaku Kogyo Kabushiki
     Kaisha ..........................................       3,000         10,640
   Denso Corp. .......................................       4,300        100,096
   Dentsu, Inc  (d) ..................................          12         30,903
   Dowa Mining Co., Ltd. .............................       3,000         17,789
   East Japan Railway Co .............................          28        157,045
   Ebara Corp.  (d) ..................................       2,000          9,770
   Eisai Co., Ltd. ...................................       2,000         57,554
   FamilyMart Co., Ltd. ..............................         700         22,838
   FANUC, Ltd. .......................................       1,200         71,594
   Fast Retailing Co., Ltd. ..........................         500         40,462
   Fuji Electric Co., Ltd. ...........................       4,000         10,814
   Fuji Photo Film Co., Ltd. .........................       4,000        125,372
   Fuji Soft ABC, Inc ................................         400         15,727
   Fuji Television Network, Inc ......................           4          9,165
   Fujikura, Ltd.  (d) ...............................       3,000         16,881
   Fujisawa Pharmaceutical Co., Ltd. .................       2,300         54,488
   Fujitsu, Ltd. (d)  ................................      14,000         98,667
   Furukawa Electric Co., Ltd. (a) (d) ...............       6,000         25,624
   Goodwill Group, Inc (d)  ..........................           4         10,411
   Gunma Bank, Ltd. ..................................       3,000         15,122
   Gunze, Ltd. .......................................       2,000         10,374
   Hankyu Department Stores, Inc .....................       1,000          8,725
   Hino Motors, Ltd.  (d) ............................       2,000         14,480
   Hirose Electric Co., Ltd. .........................         200         21,977
   Hitachi Cable, Ltd. ...............................       1,000          4,756
   Hitachi Capital Corp. .............................         600         11,163
   Hitachi Chemical Co., Ltd. ........................         800         13,146
   Hitachi Construction
     Machinery Co., Ltd. .............................       1,000         11,841
   Hitachi Software
     Engineering Co., Ltd. ...........................         200          4,674
   Hitachi, Ltd. .....................................      26,000        178,949
   Hokkaido Electric Power Co., Inc ..................       1,400         24,878
   Hokugin Financial Group, Inc  (d) .................       9,000         23,095
   Honda Motor Co., Ltd. .............................       6,400        308,519
   House Food Corp. ..................................         500          7,066
   Hoya Corp. ........................................         900         94,194
   Isetan Co., Ltd.  (d) .............................       1,300         18,717
   Ishihara Sangyo Kaisha, Ltd.  (d) .................       2,000          4,417
   Ishikawajima-Harima Heavy
     Industries Co., Ltd.  (a) .......................       8,000         13,197
   Ito En, Ltd. ......................................         200          9,476
   Ito-Yokado Co., Ltd. ..............................       3,000        128,397
   Itochu Corp.  (a) .................................      11,000         49,397
   Itochu Techno-Science Corp. .......................         200          8,523
   Jafco Co., Ltd.  (d) ..............................         200         15,268
   Japan Airlines System Corp.  (a) ..................       7,000         22,389
   Japan Real Estate Investment
     Corp.  (d) ......................................           2         13,967
   Japan Retail Fund Investment
     Corp. ...........................................           2         13,802
   Japan Tobacco, Inc ................................           7         54,401
   JFE Holding, Inc  (d) .............................       4,300        105,416
   JGC Corp. .........................................       2,000         19,246
   Joyo Bank, Ltd. ...................................       5,000         22,224

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2004

(UNAUDITED)

                                                            SHARES        VALUE
                                                            ------        -----
JAPAN - CONTINUED
   JSR Corp. .........................................       1,700      $  31,939
   Kajima Corp. (d) ..................................       9,000         33,405
   Kaken Pharmaceutical Co., Ltd. ....................       1,000          5,847
   Kamigumi Co., Ltd. ................................       2,000         14,535
   Kanebo, Ltd. (a) ..................................       3,000          2,777
   Kaneka Corp. ......................................       2,000         18,934
   Kansai Electric Power Co ..........................       5,900        107,548
   Kansai Paint Co., Ltd. ............................       2,000         12,207
   Kao Corp. .........................................       5,000        120,515
   Katokichi Co., Ltd. ...............................         300          5,994
   Kawasaki Heavy Industries, Ltd. (d) ...............      10,000         16,130
   Kawasaki Kisen Kaisha, Ltd. (d) ...................       4,000         20,199
   Keihin Electric Express
     Railway Co., Ltd. (d) ...........................       4,000         25,038
   Keio Electric Railway Co., Ltd. ...................       5,000         28,548
   Keyence Corp. .....................................         300         68,432
   Kikkoman Corp. ....................................       1,000          8,578
   Kinden Corp. ......................................       1,000          6,250
   Kintetsu Corp. (d) ................................      14,000         53,247
   Kirin Brewery Co., Ltd. (d) .......................       6,000         59,332
   Kobe Steel, Ltd. ..................................      19,000         28,383
   Kokuyo Co., Ltd. ..................................         600          7,566
   Komatsu, Ltd. (d) .................................       8,000         48,463
   Konami Co., Ltd. ..................................         700         17,770
   Konica Minolta Holdings, Inc. .....................       3,500         48,307
   Koyo Seiko Co., Ltd. ..............................       1,000         11,868
   Kubota Corp. ......................................       8,000         42,524
   Kuraray Co., Ltd. .................................       3,000         24,552
   Kuraya Sanseido Inc.  (d) .........................       1,000         15,103
   Kurita Water Industries, Ltd. .....................         800         10,961
   Kyocera Corp. .....................................       1,300        110,324
   Kyowa Hakko Kogyo Co., Ltd. .......................       3,000         21,638
   Kyushu Electric Power Co ..........................       3,200         59,680
   Lawson, Inc. ......................................         500         20,620
   Leopalace21 Corp. .................................       1,100         20,565
   Mabuchi Motor Co., Ltd. (d) .......................         300         22,243
   Makita Corp. ......................................       1,000         14,993
   Marubeni Corp. ....................................      10,000         24,561
   Marui Co., Ltd. ...................................       2,500         33,680
   Matsumotokiyoshi Co., Ltd. (d) ....................         400         12,097
   Matsushita Electric
     Industrial Co., Ltd. ............................      18,400        261,207
   Matsushita Electric Works, Ltd. ...................       3,000         27,219
   Meiji Dairies Corp. (d) ...........................       2,000         11,089
   Meiji Seika Kaisha, Ltd. (d) ......................       2,000          8,908
   Meitec Corp. (d) ..................................         300         11,877
   Millea Holdings, Inc. .............................          12        178,161
   Minebea Co., Ltd. .................................       3,000         13,967
   Mitsubishi Chemical Corp. .........................      13,000         34,551
   Mitsubishi Corp. ..................................       9,000         87,431
   Mitsubishi Electric Corp. .........................      14,000         68,772
   Mitsubishi Estate Co., Ltd. .......................       8,000         99,271
   Mitsubishi Gas Chemical Co., Inc. .................       3,000         12,427
   Mitsubishi Heavy Industries, Ltd. .................      23,000         62,393
   Mitsubishi Logistics Corp. ........................       1,000          9,476
   Mitsubishi Materials Corp. ........................      10,000         22,453
   Mitsubishi Rayon Co., Ltd. ........................       4,000         15,543
   Mitsubishi Tokyo Financial
     Group, Inc. .....................................          38        351,748
  Mitsui & Co., Ltd. .................................      10,000         74,875
  Mitsui Chemicals, Inc. .............................       5,000         25,020
  Mitsui Engineering &
    Shipbuilding Co., Ltd. ...........................       5,000          8,752
  Mitsui Fudosan Co., Ltd. (d) .......................       6,000         71,924
  Mitsui Mining & Smelting Co.,Ltd. ..................       4,000         18,659
  Mitsui O S K  Lines, Ltd. ..........................       8,000         42,084
  Mitsui Sumitomo Insurance Co., Ltd. ................      10,400         97,695
  Mitsui Trust Holdings, Inc. ........................       4,300         31,526
  Mitsukoshi, Ltd. (d) ...............................       3,000         16,661
  Mitsumi Electric Co., Ltd. .........................         500          5,783
  Mizuho Financial Group, Inc. .......................          62        281,263
  Murata Manufacturing Co., Ltd. .....................       1,800        102,607
  Namco, Ltd. ........................................         300          8,413
  NEC Corp. ..........................................      13,000         91,500
  NEC Electronics Corp. (d) ..........................         300         18,421
  Net One Systems Co., Ltd. (d) ......................           4         15,580
  NGK Insulators, Ltd. (d) ...........................       2,000         16,148
  NGK Spark Plug Co., Ltd. ...........................       1,000          9,595
  Nichii Gakkan Co ...................................         200          9,110
  Nichirei Corp. .....................................       2,000          7,038
  Nidec Corp. (d) ....................................         400         40,984
  Nikko Cordial Corp. ................................      13,000         63,025
  Nikon Corp. (d) ....................................       2,000         22,508
  Nintendo Co., Ltd. .................................         800         92,746
  Nippon Building Fund, Inc.  (d) ....................           2         14,425
  Nippon Express Co., Ltd. ...........................       6,000         35,192
  Nippon Kayaku Co., Ltd. ............................       1,000          5,480

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

JUNE 30, 2004

(UNAUDITED)

                                                            SHARES        VALUE
                                                            ------        -----
JAPAN - CONTINUED
   Nippon Light Metal Co., Ltd. ....................         5,000      $  11,868
   Nippon Meat Packers, Inc. .......................         1,000         12,317
   Nippon Mining Holdings, Inc. ....................         5,500         27,169
   Nippon Oil Corp. (d) ............................        10,000         62,961
   Nippon Sanso Corp. (d) ..........................         2,000         10,704
   Nippon Sheet Glass Co., Ltd. (d) ................         3,000         11,877
   Nippon Shokubai Co., Ltd. .......................         1,000          7,982
   Nippon Steel Corp. ..............................        50,000        104,935
   Nippon Telegraph and
     Telephone Corp. ...............................            43        229,748
   Nippon Unipac Holding ...........................             7         36,631
   Nippon Yusen Kabushiki Kaisha ...................         7,000         32,269
   Nippon Zeon Corp. (d) ...........................         2,000         14,498
   Nishimatsu Construction Co., Ltd. ...............         2,000          6,983
   Nissan Chemical Industries, Ltd. ................         1,000          8,037
   Nissan Motor Co., Ltd. ..........................        20,400        226,781
   Nisshin Seifun Group ............................         1,000         10,154
   Nisshin Steel Co., Ltd. .........................         8,000         16,203
   Nisshinbo Industries, Inc. ......................         1,000          7,524
   Nissin Food Products Co., Ltd. ..................           700         18,091
   Nitori Co., Ltd. (d) ............................           200         12,537
   Nitto Denko Corp. ...............................         1,300         66,480
   Nok Corp. .......................................           700         25,982
   Nomura Holding Co., Ltd. ........................        16,000        236,814
   Nomura Research Institute, Ltd. .................           200         21,317
   NSK, Ltd. .......................................         4,000         19,906
   NTN Corp. (d) ...................................         3,000         15,177
   NTT Data Corp. (d) ..............................            12         38,711
   NTT DoCoMo, Inc. ................................           165        294,872
   Obayashi Corp. ..................................         5,000         26,898
   OBIC Co., Ltd. ..................................           100         21,308
   Odakyu Electric Railway Co., Ltd. ...............         5,000         27,127
   OJI Paper Co., Ltd. .............................         6,000         38,492
   Oki Electric Industry Co., Ltd. (a) .............         4,000         16,093
   Okumura Corp. ...................................         2,000         10,521
   Olympus Corp. ...................................         2,000         37,758
   Omron Corp. .....................................         2,000         46,831
   Onward Kashiyama Co., Ltd. ......................         1,000         16,038
   Oracle Corp.,  Japan ............................           300         16,634
   Oriental Land Co., Ltd. (d) .....................           500         32,855
   ORIX Corp. ......................................           700         80,191
   Osaka Gas Co., Ltd. .............................        16,000         44,430
   Pioneer Corp. (d) ...............................         1,200         31,013
   Promise Co., Ltd. ...............................           700         46,703
   Q P  Corp. (d) ..................................           900          7,795
   Rakuten, Inc. (d) ...............................             3         22,902
   Resona Holdings, Inc. (a) (d) ...................        37,000         65,784
   Ricoh Co., Ltd. .................................         6,000        127,572
   Rinnai Corp. ....................................           400         12,171
   Rohm Co., Ltd. ..................................           900        107,721
   Ryohin Keikaku Co., Ltd. ........................           300         15,479
   Saizeriya Co., Ltd. .............................           100          1,375
   Sammy Corp. (d) .................................           400         19,099
   Sanden Corp. ....................................         1,000          6,232
   Sanken Electric Co., Ltd. .......................         1,000         13,050
   Sankyo Co., Ltd. ................................         3,000         65,023
   Sankyo Co., Ltd. NPV ............................           400         16,313
   Sanwa Shutter Corp. .............................         2,000         10,686
   Sanyo Electric Co., Ltd. (d) ....................        12,000         49,379
   Sapporo Holdings, Inc. (a) (d) ..................         2,000          7,332
   Secom Co., Ltd. .................................         2,000         84,865
   Sega Corp. (a) (d) ..............................           900         11,547
   Seiko Epson Corp. ...............................           800         29,107
   Seino Transportation Co., Ltd. ..................         1,000         10,329
   Sekisui Chemical Co., Ltd. ......................         4,000         33,763
   Sekisui House, Ltd. (d) .........................         4,000         44,394
   Seven-Eleven Japan Co., Ltd. ....................         3,000         97,878
   Sharp Corp. .....................................         8,000        127,792
   Shimachu Co., Ltd. ..............................           400         10,869
   Shimamura Co., Ltd. (d) .........................           200         17,340
   Shimano, Inc.  (d) ..............................           600         14,297
   Shimizu Corp. ...................................         5,000         22,637
   Shin-Etsu Chemical Co., Ltd. ....................         2,900        103,652
   Shinsei Bank, Ltd. (d) ..........................         4,000         25,514
   Shionogi & Co., Ltd. ............................         2,000         34,386
   Shiseido Co., Ltd. (d) ..........................         3,000         37,804
   Shizuoka Bank, Ltd. .............................         5,000         44,174
   Showa Denko K K  (d) ............................         7,000         17,514
   Showa Shell Sekiyu K K  (d) .....................         1,100          9,890
   Skylark Co., Ltd. (d) ...........................           700         14,049
   SMC Corp. .......................................           400         43,257
   Snow Brand Milk Products
     Co., Ltd. (a) (d) .............................         1,000          3,382
   Softbank Corp. (d) ..............................         1,900         83,582
   Sojitz Holdings Corp. (a) .......................         2,200         11,190
   Sompo Japan Insurance, Inc. .....................         6,000         61,312
   Sony Corp. ......................................         7,600        286,267

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2004

(UNAUDITED)

                                                                          SHARES        VALUE
                                                                          ------        -----
JAPAN - CONTINUED
 Stanley Electric Co., Ltd. ........................................        1,200   $   20,060
 Sumitomo Bakelite Co., Ltd. .......................................        1,000        7,002
 Sumitomo Chemical Co., Ltd. .......................................       11,000       51,313
 Sumitomo Corp. ....................................................        7,000       50,809
 Sumitomo Electric Industries, Ltd. ................................        6,000       61,202
 Sumitomo Heavy Industries, Ltd. (a) ...............................        4,000       12,537
 Sumitomo Metal Industries, Ltd. ...................................       30,000       35,467
 Sumitomo Metal Mining Co., Ltd. ...................................        5,000       32,626
 Sumitomo Mitsui Financial
   Group, Inc. (d) .................................................           33      226,220
 Sumitomo Osaka Cement Co., Ltd. ...................................        3,000        8,248
 Sumitomo Realty & Development
   Co., Ltd. .......................................................        3,000       37,172
 Sumitomo Trust & Banking Co., Ltd. (d) ............................        9,000       64,088
 Suruga Bank, Ltd. .................................................        2,000       15,323
 Suzuken Co., Ltd. .................................................          300        9,320
 T&D Holdings, Inc. ................................................        1,250       62,434
 Taiheiyo Cement Corp. .............................................        7,800       19,444
 Taisei Corp. ......................................................        6,000       22,655
 Taisho Pharmaceutical Co., Ltd. ...................................        1,000       22,178
 Taiyo Yuden Co., Ltd. .............................................        1,000       14,086
 Takara Shuzo Co., Ltd. ............................................        2,000       16,130
 Takashimaya Co., Ltd. (d) .........................................        2,000       23,132
 Takeda Chemical Industries, Ltd. ..................................        7,300      320,460
 Takefuji Corp. (d) ................................................          530       38,421
 Takuma Co., Ltd. ..................................................        1,000        7,167
 TDK Corp. .........................................................        1,000       75,883
 Teijin, Ltd. ......................................................        8,000       29,913
 Teikoku Oil Co., Ltd. .............................................        2,000       10,759
 Terumo Corp. ......................................................        1,300       32,585
 THK Co., Ltd. (d) .................................................          800       15,140
 TIS, Inc. (d) .....................................................          300       12,840
 Tobu Railway Co., Ltd. ............................................        6,000       26,284
 Toda Corp. ........................................................        2,000        8,193
 Toho Co., Ltd. (d) ................................................        1,100       15,989
 Tohoku Elecric Power Co., Inc. ....................................        3,400       57,272
 Tokyo Broadcasting System, Inc. ...................................          300        5,279
 Tokyo Electric Power Co., Inc. ....................................        9,400      213,215
 Tokyo Electron, Ltd. ..............................................        1,400       78,523
 Tokyo Gas Co., Ltd. (d) ...........................................       20,000       70,934
 Tokyo Style Co., Ltd. .............................................        1,000       11,419
 Tokyu Corp. (d) ...................................................        8,000       40,984
 Tokyu Land Corp. (d) ..............................................        4,000       12,831
 TonenGeneral Sekiyu K.K. (d) ......................................        3,000       25,707
 Toppan Printing Co., Ltd. .........................................        4,000       45,273
 Toray Industries, Inc. ............................................       10,000       47,106
 Toshiba Corp. .....................................................       24,000       96,559
 Tosoh Corp. .......................................................        4,000       14,444
 Tostem Inax Holding Corp. .........................................        2,000       43,166
 Toto, Ltd. ........................................................        3,000       31,563
 Toyo Seikan Kaisha, Ltd. ..........................................        1,000       17,175
 Toyo Suisan Kaisha, Ltd. ..........................................        1,000       13,151
 Toyobo Co., Ltd. ..................................................        5,000       12,556
 Toyoda Gosei Co., Ltd. ............................................          400        9,440
 Toyota Industries Corp. (d) .......................................        1,700       40,819
 Toyota Motor Corp. (e) ............................................       24,100      976,236
 Trend Micro, Inc. .................................................        1,000       44,357
 Ube Industries, Ltd. (a) (d) ......................................        6,000        9,348
 UFJ Holdings, Inc. (a) ............................................           31      136,938
 Uni-Charm Corp. ...................................................          400       19,942
 Uniden Corp. ......................................................        1,000       21,674
 UNY Co., Ltd. .....................................................        1,000       12,803
 Ushio, Inc. .......................................................        1,000       18,036
 USS Co., Ltd. (d) .................................................          250       21,514
 Wacoal Corp. ......................................................        1,000       10,631
 West Japan Railway Co. ............................................           14       56,454
 World Co., Ltd. ...................................................          300        9,128
 Yahoo Japan Corp. (a) .............................................            8       77,716
 Yakult Honsha Co., Ltd. ...........................................        1,000       14,480
 Yamada Denki Co., Ltd. (d) ........................................          600       22,380
 Yamaha Corp. ......................................................        1,600       26,248
 Yamaha Motor Co., Ltd. ............................................        1,000       15,571
 Yamanouchi Pharmaceutical Co., Ltd. ...............................        2,500       84,086
 Yamato Transport Co., Ltd. ........................................        3,000       48,967
 Yamazaki Baking Co., Ltd. .........................................        1,000        9,825
 Yokogawa Electric Corp. ...........................................        2,000       26,669
                                                                           ------   ----------
    Total Japan ....................................................                15,669,123
                                                                           ======   ==========
LUXEMBOURG - 0.1%
 Arcelor (d) .......................................................        3,497       58,714
                                                                           ------   ----------
    Total Luxembourg ...............................................                    58,714
                                                                           ======   ==========
NETHERLANDS - 4.9%
 ABN AMRO Holding NV (d) ...........................................       13,474      294,749
 Aegon NV (d) ......................................................       11,723      141,344
 Akzo Nobel NV (d) .................................................        2,324       85,475

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2004

(UNAUDITED)

                                                                          SHARES     VALUE
                                                                         -------    -------
NETHERLANDS - CONTINUED
 ASML Holding NV (a) ..............................................        4,117   $  69,674
 Corio NV .........................................................          362      15,415
 DSM NV ...........................................................          639      31,354
 Euronext NV ......................................................          939      26,162
 Getronics NV (a) (d) .............................................        5,399      14,780
 Hagemeyer NV (a) .................................................        4,146       8,777
 Heineken NV (d) ..................................................        2,091      68,714
 IHC Caland NV (d) ................................................          266      12,372
 ING Groep NV (d) .................................................       15,139     357,326
 Koninklijke (Royal) KPN NV .......................................       17,077     130,062
 Koninklijke (Royal) Philips
   Electronics NV .................................................       11,312     304,570
 Koninklijke Ahold NV (a) .........................................       13,286     104,260
 Koninklijke Numico NV (a) (d) ....................................        1,269      40,775
 Oce NV ...........................................................          661      10,696
 Qiagen NV (a) ....................................................        1,004      11,837
 Randstad Holdings NV .............................................          492      13,486
 Reed Elsevier NV (d) .............................................        6,000      84,241
 Rodamco Europe NV ................................................          439      26,519
 Royal Dutch Petroleum Co. (e) ....................................       17,934     920,342
 TNT Post Group NV ................................................        2,661      60,800
 Unilever NV (d) ..................................................        4,914     335,401
 Vedior NV ........................................................        1,377      20,070
 VNU NV ...........................................................        2,026      58,838
 Wereldhave NV ....................................................          166      13,653
 Wolters Kluwer NV ................................................        2,353      42,713
                                                                         -------   ---------
    Total Netherlands .............................................                3,304,405
                                                                         =======   =========
NEW ZEALAND - 0.2%
 Auckland International Airport, Ltd. .............................        2,438      10,435
 Carter Holt Harvey, Ltd. .........................................        7,304       9,602
 Contact Energy, Ltd. .............................................        2,416       8,991
 Fisher & Paykel Appliances
   Holdings, Ltd., Series H .......................................        2,544       7,367
 Fisher & Paykel Industries, Ltd. .................................          806       6,757
 Fletcher Building, Ltd. ..........................................        3,616      10,448
 Independent Newspapers, Ltd. .....................................          917       2,737
 Sky City Entertainment Group, Ltd. ...............................        3,502      10,653
 Telecom Corp. of New Zealand, Ltd. ...............................       16,437      61,377
 Tenon, Ltd. (a) ..................................................           48          58
 Tower, Ltd. (a) ..................................................        1,563       1,697
 Warehouse Group, Ltd. ............................................        1,152       3,109
                                                                         -------   ---------
    Total New Zealand .............................................                  133,231
                                                                         =======   =========
NORWAY - 0.6%
 DNB NOR ASA ......................................................        6,000      40,943
 Frontline, Ltd. (d) ..............................................          441      15,174
 Kvaerner ASA (a) (d) .............................................          262       4,111
 Norsk Hydro ASA (d) ..............................................        1,403      91,185
 Norske Skogindustrier ASA (d) ....................................        1,031      18,369
 Orkla ASA (d) ....................................................        1,842      46,106
 Petroleum Geo-Services ASA (a) ...................................          165       6,749
 Schibsted ASA ....................................................          500       8,963
 Smedvig ASA, Series A ............................................          300       3,300
 Statoil ASA ......................................................        4,158      52,789
 Storebrand ASA ...................................................        1,858      12,706
 Tandberg ASA .....................................................        1,213      12,819
 Telenor ASA ......................................................        6,956      48,370
 Tomra Systems ASA (d) ............................................        1,501       7,081
 Yara International ASA (a) .......................................        1,223       9,881
                                                                         -------   ---------
    Total Norway ..................................................                  378,546
                                                                         =======   =========
PORTUGAL - 0.3%
 Banco BPI SA .....................................................        2,891      10,552
 Banco Comercial Portugues SA .....................................       15,193      35,490
 Banco Espirito Santo SA, Registered ..............................          889      14,742
 Brisa-Auto Estrada de Portugal SA ................................        3,050      22,005
 Cimpor-Cimentos de Portugal,
   SGPS SA ........................................................        1,787       8,697
 Electridade de Portugal SA .......................................       15,268      42,724
 Jeronimo Martins SGPS SA .........................................           75         839
 Jeronimo Martins SGPS SA (a) .....................................          242       2,709
 Portugal Telecom SGPS SA .........................................        7,451      80,409
 PT Multimedia-Servicos de
   Telecomunicacoes
   e Multimedia SA ................................................          397       8,694
 Sonae, SGPS SA ...................................................        7,598       8,320
                                                                         -------   ---------
    Total Portugal ................................................                  235,181
                                                                         =======   =========
SINGAPORE - 0.8%
 Allgreen Properties, Ltd. ........................................        2,000       1,121
 Ascendas Real Estate Investment
   Trust ..........................................................        5,000       4,180
 Capitacommercial Trust (a) .......................................        2,200       1,379
 Capitaland, Ltd. (d) .............................................        8,000       6,363
 CapitaMall Trust .................................................        6,000       5,922
 Chartered Semiconductor
   Manufacturing, Ltd. (a) (d) ....................................        8,401       6,828

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2004

(UNAUDITED)

                                                                          SHARES      VALUE
                                                                          ------     ------
SINGAPORE - CONTINUED
 City Developments, Ltd. ...........................................       3,487   $  10,932
 ComfortDelGro Corp., Ltd. (a) .....................................      15,000      10,712
 Creative Technology, Ltd. .........................................         600       6,305
 Datacraft Asia, Ltd. (a) (d) ......................................       3,000       3,030
 DBS Group Holdings, Ltd. ..........................................       9,000      75,242
 Fraser & Neave, Ltd. ..............................................       1,082       8,794
 Haw Par Corp., Ltd. ...............................................         746       2,209
 Jardine Cycle & Carriage, Ltd. ....................................         541       2,010
 Keppel Corp., Ltd. ................................................       4,356      17,829
 Keppel Land, Ltd. .................................................       4,000       3,739
 Neptune Orient Lines, Ltd. (d) ....................................       9,000      12,331
 Oversea-Chinese Banking Corp. Ltd. ................................       8,365      58,763
 Overseas Union Enterprise, Ltd. ...................................          69         282
 Parkway Holdings, Ltd. ............................................       7,063       4,593
 SembCorp Industries, Ltd. .........................................       8,000       6,224
 SembCorp Logistics, Ltd. ..........................................       2,000       2,137
 SembCorp Marine, Ltd. .............................................       2,000       1,103
 Ship Finance International Ltd. ...................................         109       1,630
 Singapore Airlines, Ltd. ..........................................       4,394      28,571
 Singapore Exchange, Ltd. ..........................................       6,000       5,852
 Singapore Land, Ltd. ..............................................       1,000       2,566
 Singapore Post, Ltd. ..............................................      11,000       5,620
 Singapore Press Holdings, Ltd. ....................................      13,085      31,602
 Singapore Technologies
   Engineering, Ltd. ...............................................      11,000      13,283
 Singapore Telecommunications, Ltd. ................................      52,437      68,497
 SMRT Corp., Ltd. ..................................................       2,000         836
 ST Assembly Test Services, Ltd. (a) (d) ...........................       3,000       2,473
 United Overseas Bank, Ltd. ........................................      10,251      79,749
 United Overseas Land, Ltd. (d) ....................................       3,327       4,501
 Venture Corp. .....................................................       2,000      20,900
 Wing Tai Holdings, Ltd. ...........................................       5,833       2,794
                                                                         -------   ---------
    Total Singapore ................................................                 520,903
                                                                         =======   =========
SPAIN - 3.6%
 Abertis Infraestructuras SA (d) ...................................       2,074      36,134
 Acciona SA ........................................................         309      19,211
 Acerinox SA (d) ...................................................         388      22,088
 ACS SA ............................................................       2,268      38,217
 Altadis SA, Series A (d) ..........................................       2,361      72,962
 Amadeus Global Travel
   Distribution SA, Series A (a) (d) ...............................       2,718      17,824
 Antena 3 Television (a) ...........................................         128       6,774
 Banco Bilbao Vizcaya
   Argentaria SA (d) ...............................................      27,705     370,106
 Banco Popular Espanol SA (d) ......................................       1,362      76,922
 Banco Santander Central
   Hispano SA (d) (e) ..............................................      38,323     397,717
 Corporacion Mapfre SA .............................................         828      10,144
 Endesa SA (a) (d) .................................................       8,181     157,662
 Fomento de Construcciones y
   Contratas SA (d) ................................................         381      14,120
 Gamesa Corporacion
   Tecnologica, SA .................................................       1,119      16,487
 Gas Natural SDG SA (d) ............................................       1,330      31,861
 Grupo Ferrovial SA (d) ............................................         532      22,149
 Iberdrola SA (d) ..................................................       6,576     138,812
 Iberia Lineas Aereas de
   Espana SA (d) ...................................................       3,519      10,104
 Indra Sistemas SA (d) .............................................       1,359      17,328
 Industria de Diseno Textil, SA (d) ................................       1,858      42,634
 Metrovacesa SA (d) ................................................         369      14,124
 NH Hoteles SA (d) .................................................         645       7,094
 Promotora de Informaciones SA (d) .................................         590      10,308
 Repsol YPF SA (a) (d) .............................................       7,863     172,197
 Sacyr Vallehermoso SA .............................................         758      10,375
 Sociedad General de Aguas de
   Barcelona SA (d) ................................................         450       7,665
 Sogecable SA (a) (d) ..............................................         386      15,568
 Telefonica Publicidad e
   Informacion SA (d) ..............................................       1,278       8,474
 Telefonica SA (d) (e) .............................................      40,512     598,860
 Union Electrica Fenosa SA (d) .....................................       1,814      38,689
 Zeltia SA (a) (d) .................................................       1,161       7,953
                                                                         -------   ---------
    Total Spain ....................................................               2,410,563
                                                                         =======   =========
SWEDEN - 2.3%
 Ainax AB (a) (d) ..................................................         216       7,097
 Alfa Laval AB .....................................................         844      13,389
 Assa Abloy AB, Series B (d) .......................................       2,316      29,592
 Atlas Copco AB, Series A (d) ......................................         885      32,837
 Atlas Copco AB, Series B ..........................................         700      23,928
 Axfood AB .........................................................         165       4,238
 Billerud Aktiebolag (d) ...........................................         411       6,711
 Bostadsaktiebolaget Drott (a) .....................................         125       2,497

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2004

(UNAUDITED)

                                                                        SHARES         VALUE
                                                                        ------        ------
SWEDEN - CONTINUED
 Capio AB (a) ...................................................         751      $   7,278
 Castellum AB ...................................................         281          6,752
 D. Carnegie & Co., AB ..........................................         580          5,505
 Electrolux AB ..................................................       2,205         42,297
 Elekta AB (a) ..................................................         291          6,432
 Eniro AB .......................................................       1,153          8,801
 Fabege AB, Series B (a) ........................................         500          6,505
 Gambro AB, Series A ............................................       1,200         11,629
 Gambro AB, Series B ............................................         600          5,774
 Getinge AB .....................................................       1,254         14,816
 Hennes & Mauritz AB (H&M), Series B ............................       3,785         97,728
 Hoganas AB, Series B ...........................................         207          5,070
 Holmen AB, Series B ............................................         500         14,470
 Lundin Petroleum AB (a) ........................................       1,658          8,804
 Modern Times Group MTG AB (a) ..................................         375          7,268
 Nobel Biocare Holding AG .......................................         218         34,206
 Nordea AB ......................................................      17,650        127,110
 OMHEX AB (a) ...................................................         700          8,386
 Sandvik AB (d) .................................................       1,800         61,410
 SAS AB (a) (d) .................................................         530          4,045
 Scania AB ......................................................         900         30,586
 Securitas AB, Series B (d) .....................................       2,316         28,900
 Skandia Forsakrings AB .........................................       8,878         36,771
 Skandinaviska Enskilda Banken
   (SEB), Series A ..............................................       3,754         54,319
 Skanska AB .....................................................       2,900         25,505
 SKF AB, Series B ...............................................         767         28,153
 SSAB Svenskt Stal AB, Series A .................................         400          6,744
 SSAB Svenskt Stal AB, Series B .................................         200          3,252
 Svenska Cellulosa AB (SCA), Series B ...........................       1,533         58,203
 Svenska Handelsbanken AB, Series A .............................       4,351         87,217
 Swedish Match AB ...............................................       2,705         27,650
 Tele2 AB, Series B (d) .........................................         739         32,374
 Telefonaktiebolaget LM Ericsson (a) ............................     117,192        345,371
 TeliaSonera AB (d) .............................................      14,886         63,038
 Trelleborg AB, Series B ........................................         500          8,629
 Volvo AB, Series A .............................................       1,000         33,520
 Volvo AB, Series B (d) .........................................       1,785         62,083
 Wihlborgs Fastigheter AB .......................................         448          5,903
 WM-Data AB, Series B ...........................................       2,000          4,487
                                                                      -------      ---------
    Total Sweden ................................................                  1,547,280
                                                                      =======      =========
SWITZERLAND - 7.0%
 ABB, Ltd. (a) ..................................................      15,984         87,425
 Adecco SA (a) (d) ..............................................       1,114         55,504
 Ciba Specialty Chemicals AG ....................................         580         41,773
 Clariant AG ....................................................       1,927         28,157
 Compagnie Financiere
   Richemont AG (a) .............................................       4,489        117,207
 Credit Suisse Group (a) ........................................       9,816        348,780
 Geberit AG .....................................................          29         19,335
 Givaudan SA (d) ................................................          61         35,312
 Holcim, Ltd. (d) ...............................................       1,572         85,478
 Kudelski SA (a) ................................................         275          7,905
 Kuoni Reisen Holding AG, Series B ..............................          25         10,759
 Logitech International SA (a) ..................................         353         16,066
 Lonza Group AG .................................................         308         15,604
 Micronas Semiconductor
   Holding AG (a) ...............................................         313         14,233
 Nestle SA (e) ..................................................       3,495        932,074
 Novartis AG (e) ................................................      20,625        909,878
 Phonak Holding AG (a) (d) ......................................         416         12,938
 Rieter Holding AG ..............................................          45         11,929
 Roche Holding AG (e) ...........................................       6,082        602,178
 Serono SA ......................................................          54         34,020
 SGS Societe Generale de
   Surveillance Holding SA ......................................          35         19,115
 Straumann Holding AG ...........................................          77         15,463
 Sulzer AG ......................................................          29          8,243
 Swatch Group AG, Registered ....................................         283         36,833
 Swatch Group AG, Series B ......................................         461         12,294
 Swiss Reinsurance Co. ..........................................       2,777        180,381
 Swisscom AG ....................................................         227         75,038
 Syngenta AG (a) ................................................         915         76,713
 Synthes, Inc. ..................................................         390         44,453
 UBS AG (d) (e) .................................................       9,731        685,692
 Unaxis Holding AG (d) ..........................................         117         13,172
 Valora Holding AG ..............................................          34          7,832
 Zurich Financial Services AG ...................................       1,242        196,108
                                                                      -------      ---------
    Total Switzerland ...........................................                  4,757,892
                                                                      =======      =========
UNITED KINGDOM - 24.3%
 3i Group PLC ...................................................       4,939         54,861
 Aegis Group PLC ................................................       8,948         14,564
 Aggreko PLC ....................................................       2,059          6,142

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2004

(UNAUDITED)

                                                            SHARES       VALUE
                                                            ------       -----
UNITED KINGDOM - CONTINUED
 Alliance Unichem PLC ...............................        1,897   $   22,447
 AMEC PLC ...........................................        2,420       11,981
 Amvescap PLC .......................................        6,540       44,595
 ARM Holdings PLC ...................................        7,769       16,907
 Arriva PLC .........................................        1,660       12,403
 Associates British Ports
  Holdings PLC ......................................        2,535       18,584
 AstraZeneca Group PLC (a) ..........................       14,228      638,353
 Aviva PLC ..........................................       19,314      199,298
 BAA PLC ............................................        8,740       87,730
 BAE Systems PLC ....................................       25,045       99,581
 Balfour Beatty PLC .................................        3,378       16,264
 Barclays PLC (e) ...................................       55,324      471,300
 Barratt Developments PLC ...........................        1,841       19,681
 BBA Group PLC ......................................        3,401       16,807
 Bellway PLC ........................................          963       13,273
 Berkeley Group PLC .................................          925       20,759
 BG Group PLC .......................................       30,235      186,289
 BHP Billiton PLC ...................................       21,162      183,635
 BOC Group PLC ......................................        4,044       67,691
 Boots Group PLC ....................................        6,369       79,465
 BP PLC (c) .........................................      185,879    1,641,636
 BPB PLC ............................................        3,882       28,776
 Brambles Industries PLC ............................        5,606       21,655
 British Airways PLC (a) ............................        4,154       20,754
 British America Tobacco PLC ........................       13,289      205,931
 British Land Co. PLC ...............................        3,928       49,401
 British Sky Broadcasting PLC (a) ...................       10,341      116,646
 BT Group PLC .......................................       73,435      264,351
 Bunzl PLC ..........................................        3,536       29,482
 Cable & Wireless PLC ...............................       19,144       45,046
 Cadbury Schweppes PLC ..............................       16,980      146,499
 Capita Group PLC ...................................        6,539       37,769
 Carnival PLC .......................................        1,372       66,632
 Cattles PLC ........................................        2,458       14,131
 Celltech Group PLC (a) .............................        3,190       31,760
 Centrica PLC .......................................       35,085      142,842
 Close Brothers Group PLC ...........................        1,076       15,162
 Cobham PLC .........................................          860       21,788
 Compass Group PLC ..................................       17,701      108,019
 Cookson Group PLC (a) ..............................       16,253       12,379
 Corus Group PLC (a) ................................       30,578       22,043
 Daily Mail & General Trust .........................        2,991       39,515
 Davis Service Group PLC ............................        1,623       11,332
 De La Rue PLC ......................................        1,472        9,216
 Diageo PLC .........................................       26,022      350,864
 Dixons Group PLC ...................................       15,633       46,849
 Eircom Group PLC (a) ...............................        4,059        7,309
 Electrocomponents PLC ..............................        3,378       21,870
 EMAP PLC ...........................................        2,499       33,536
 EMI Group PLC ......................................        7,716       34,108
 Enterprise Inns PLC ................................        3,391       35,360
 Exel PLC ...........................................        2,910       40,477
 FirstGroup PLC .....................................        3,346       17,021
 FKI PLC ............................................        4,708       10,480
 Friends Provident PLC ..............................       15,909       42,339
 George Wimpey PLC ..................................        2,961       19,814
 GKN PLC ............................................        5,737       26,062
 GlaxoSmithKline PLC (e) ............................       50,112    1,014,200
 Great Portland Estates PLC .........................        1,315        6,153
 GUS PLC ............................................        8,331      127,740
 Hammerson PLC ......................................        2,165       27,346
 Hanson PLC .........................................        5,921       40,723
 Hays PLC ...........................................       16,161       35,975
 HBOS PLC (e) .......................................       32,712      404,881
 Hilton Group PLC ...................................       12,813       64,132
 HMV Group PLC ......................................        3,349       14,698
 HSBC Holdings PLC (c) ..............................       92,771    1,379,569
 ICAP PLC ...........................................        4,187       20,653
 IMI PLC ............................................        2,689       18,116
 Imperial Chemical Industries PLC ...................        9,506       39,736
 Imperial Tobacco Group PLC .........................        5,994      129,137
 Inchcape PLC .......................................          677       21,522
 Intercontinental Hotels
   Group PLC ........................................        5,956       62,917
 International Power PLC (a) ........................        8,570       21,836
 Intertek Group PLC .................................        1,331       13,807
 Invensys PLC (a) ...................................       65,649       21,430
 ITV PLC ............................................       33,810       70,818
 J Sainsbury PLC ....................................       12,611       65,122
 Johnson Matthey PLC ................................        2,156       36,030
 Kelda Group PLC ....................................        2,968       26,926
 Kesa Electricals PLC ...............................        4,112       21,570
 Kidde PLC ..........................................        6,723       14,570
 Kingfisher PLC .....................................       19,096       99,130
 Land Securities Group PLC ..........................        3,801       79,891
 Legal & General Group PLC ..........................       53,146       91,561

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2004

(UNAUDITED)

                                                                             SHARES       VALUE
                                                                             ------       ------
UNITED KINGDOM - CONTINUED
 Liberty International PLC ...........................................        1,888   $   26,056
 Lloyds TSB Group PLC ................................................       47,500      371,915
 LogicaCMG PLC .......................................................        7,997       26,540
 London Stock Exchange PLC ...........................................        2,671       17,728
 Man Group PLC .......................................................        2,268       58,734
 Marconi Corp., PLC (a) ..............................................        1,808       22,411
 Marks & Spencer Group PLC ...........................................       18,540      121,965
 Meggitt PLC .........................................................        2,502       11,877
 MFI Furniture Group PLC .............................................        4,959       13,602
 Misys PLC ...........................................................        4,515       16,212
 Mitchells & Butlers PLC .............................................        4,013       20,268
 National Express Group PLC ..........................................        1,207       14,753
 National Grid Transco PLC ...........................................       26,332      203,189
 Next PLC ............................................................        2,157       55,664
 Novar PLC ...........................................................        3,484        7,771
 Pearson PLC .........................................................        6,543       79,500
 Peninsular & Oriental Steam
   Navigation Co. ....................................................        5,734       22,877
 Persimmon PLC .......................................................        2,099       24,057
 Pilkington PLC ......................................................        8,231       14,554
 Premier Farnell PLC .................................................        3,169       14,181
 Provident Financial PLC .............................................        1,977       21,530
 Prudential PLC ......................................................       16,521      142,164
 Punch Taverns PLC ...................................................        2,251       20,778
 Rank Group PLC ......................................................        5,839       31,767
 Reckitt Benckiser PLC ...............................................        4,913      139,081
 Reed Elsevier PLC ...................................................       10,414      101,228
 Rentokil Initial PLC ................................................       14,547       38,120
 Reuters Group PLC ...................................................       11,680       78,478
 Rexam PLC ...........................................................        4,348       35,345
 Rio Tinto PLC .......................................................        9,119      219,285
 RMC Group PLC .......................................................        2,053       22,599
 Rolls-Royce Group PLC ...............................................       14,683       67,035
 Royal & Sun Alliance Insurance
   Group PLC .........................................................       27,983       41,866
 Royal Bank of Scotland
   Group PLC (e) .....................................................       25,098      722,782
 SABMiller PLC .......................................................        6,520       84,364
 Sage Group PLC ......................................................       11,895       40,231
 Schroders PLC .......................................................        1,006       11,183
 Scottish & Newcastle PLC ............................................        6,460       50,873
 Scottish & Southern Energy PLC ......................................        7,006       86,587
 ScottishPower PLC ...................................................       15,236      110,176
 Securicor PLC .......................................................        4,281        9,899
 Serco Group PLC .....................................................        3,519       13,593
 Severn Trent PLC ....................................................        2,762       39,871
 Shell Transport & Trading Co. PLC (e) ...............................       81,812      600,141
 Signet Group PLC ....................................................       13,573       28,184
 Slough Estates PLC ..................................................        3,269       26,603
 Smith & Nephew PLC ..................................................        7,611       81,918
 Smiths Group PLC ....................................................        4,533       61,367
 SSL International PLC ...............................................        1,537        7,777
 Stagecoach Holdings PLC .............................................        8,552       13,881
 Tate & Lyle PLC .....................................................        3,133       18,750
 Taylor Woodrow PLC ..................................................        5,874       27,377
 Tesco PLC ...........................................................       65,299      315,292
 TI Automotive, Ltd., Class A (a) ....................................        4,947            -
 Tomkins PLC .........................................................        7,566       37,664
 Trinity Mirror PLC ..................................................        2,724       32,110
 Unilever PLC ........................................................       23,619      231,727
 United Business Media PLC ...........................................        2,602       23,924
 United Utilities PLC ................................................        4,471       42,041
 United Utilities PLC, Class A .......................................        2,500       15,086
 Vodafone Group PLC (e) ..............................................      571,134    1,250,670
 Whitbread PLC .......................................................        2,358       35,172
 William Hill PLC ....................................................        4,116       41,353
 Wolseley PLC ........................................................        4,742       73,527
 WPP Group PLC .......................................................        8,660       87,947
 Yell Group PLC ......................................................        6,782       42,401
                                                                           --------   ----------
    Total United Kingdom .............................................                16,429,255
                                                                           ========   ==========
TOTAL COMMON STOCKS
    (COST $52,724,423)................................................                64,662,727
                                                                           ========   ==========
PREFERRED STOCK (0.5% OF PORTFOLIO)
AUSTRALIA - 0.3%
 News Corp., Ltd. ....................................................       21,038      172,197
                                                                           --------   ----------
    Total Australia ..................................................                   172,197
                                                                           ========   ==========
GERMANY - 0.2%
 Fresenius Medical Care AG (d) .......................................          202       10,811
 Henkel KGAA .........................................................          548       46,791
 Porsche AG ..........................................................           66       44,169
 ProSieben Sat.1 Media AG ............................................          673       12,159
 RWE AG ..............................................................          301       12,125
 Volkswagen AG .......................................................        1,100       31,798
                                                                           --------   ----------
    Total Germany ....................................................                   157,853
                                                                           ========   ==========

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2004

(UNAUDITED)

                                                                         SHARES         VALUE
                                                                       ----------    ------------
NEW ZEALAND - 0.0%
 Tenon, Ltd. (a) .................................................            366    $        444
                                                                       ----------    ------------
    Total New Zealand ............................................                            444
                                                                       ==========    ============
SWITZERLAND - 0.0%
 Schindler Holding AG (a) ........................................             60          17,223
                                                                       ----------    ------------
 Total Switzerland ...............................................                         17,223
                                                                       ==========    ============
 TOTAL PREFERRED STOCKS
    (COST $287,396) ..............................................                   $    347,717
                                                                       ==========    ============
WARRANTS (0.0% OF PORTFOLIO)
SINGAPORE - 0.0%
  City Developments, Ltd. (a) ....................................            548             935
                                                                       ----------    ------------
 TOTAL WARRANTS (COST $0) ........................................                   $        935
                                                                       ==========    ============
SHORT TERM INVESTMENTS (21.6% OF PORTFOLIO)
UNITED STATES - 21.6%
AIM Short Term Investment
 Prime Portfolio (c) .............................................         99,000    $     99,000
AIM Treasury Fund (c) ............................................        703,000         703,000
Federated Money Market
 Obligations Trust (c) ...........................................        173,000         173,000
State Street Navigator Securities Lending
 Prime Portoflio, (b) (Note 4) ...................................     13,658,590      13,658,590
                                                                       ----------    ------------
 TOTAL SHORT TERM INVESTMENTS
    (COST $14,633,590) ...........................................                   $ 14,633,590
                                                                       ==========    ============
TOTAL INVESTMENTS
    (COST $67,645,409) - 117.7% ..................................                   $ 79,644,969
                                                                       ==========    ============
OTHER ASSETS AND
 LIABILITIES (NET) - (17.7)% .....................................                    (11,971,474)
                                                                       ==========    ============
NET ASSETS - 100.0% ..............................................                   $ 67,673,495
                                                                       ==========    ============

(a) Non-income producing security.

(b) Security represents investment made with cash collateral from securities loaned.

(c) All or a portion of these securities have been pledged to cover collateral requirements for open futures contracts.

(d) All or a portion of these securities were on loan at June 30, 2004.

(e) All or a portion of these securities have been pledged to cover collateral requirements for forward foreign currency exchange contracts.

      Abbreviations:

ADR - American Depository Receipts
NPV - No Par Value
NV - Non-voting

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2004

(UNAUDITED)

TOP TEN INDUSTRY CONCENTRATION
AS A PERCENTAGE OF NET ASSETS:

 Financials ......................................................................    24.7%
 Consumer Discretionary ..........................................................    13.7%
 Industrials .....................................................................     9.4%
 Health Care .....................................................................     8.4%
 Consumer Staples ................................................................     7.9%
 Energy ..........................................................................     7.8%
 Telecommunication Services ......................................................     6.8%
 Information Technology ..........................................................     6.7%
 Materials .......................................................................     6.2%
 Utilities .......................................................................     4.5%
 Cash, receivables, and other
    assets, less liabilities .....................................................     3.9%
                                                                                     -----
                                                                                     100.0%

SCHEDULE OF FUTURES CONTRACTS (LONG)

                                                                              UNREALIZED
                                                    NUMBER OF                APPRECIATION/
                                                    CONTRACTS               (DEPRECIATION)
                                                    ---------               --------------
SPI 200 Index Futures
 Expiration date 09/2004.......................         4                     $    10,433
DAX Index Futures
 Expiration date 09/2004.......................         1                           9,955
CAC 40 Euro Futures
 Expiration date 09/2004.......................         6                          (6,673)
Hang Seng Index Futures
 Expiration date 07/2004.......................         2                           1,168
TOPIX Index Futures
 Expiration date 09/2004.......................         4                          44,527
Financial Times Stock Exchange
 100 Index Futures
 Expiration date 09/2004.......................         4                          10,714
MIB 30 Index Futures
 Expiration date 09/2004.......................         3                          60,830
OMX Index Futures
 Expiration date 07/2004.......................         2                          18,692
                                                      ---                      ----------
NET UNREALIZED APPRECIATION ON OPEN
 FUTURES CONTRACTS PURCHASED...................                                $  149,646
                                                      ===                      ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2004

(UNAUDITED)

OPEN FORWARD FOREIGN CURRENCY
PURCHASE CONTRACTS

                                                                 USD FACE     USD CURRENT            UNREALIZED
                                                                  VALUE          VALUE           GAIN         LOSS
                                                                 --------     -----------        ----         -----
AUSTRALIAN DOLLAR
 Local Contract amount - 432,000 .....................       $    296,352    $   298,465    $    2,113      $     --
 Settlement Date - 08/24/04

EURO DOLLAR
 Local Contract amount - 800,000 .....................            952,480        973,539        21,059            --
 Settlement Date - 08/24/04

POUND STERLING
 Local Contract amount - 193,000 .....................            339,352        348,224         8,872            --
 Settlement Date - 08/24/04

HONG KONG DOLLAR
 Local Contract amount - 636,000 .....................             81,780         81,684            --            96
 Settlement Date - 08/24/04

JAPANESE YEN
 Local Contract amount - 39,700,000 ..................            351,794        363,898        12,104            --
 Settlement Date - 08/24/04
                                                            -------------    -----------    ----------      --------
TOTAL OPEN FORWARD FOREIGN
 CURRENCY PURCHASE CONTRACTS                                 $  2,021,758    $ 2,065,810    $   44,148      $     96
                                                            =============    ===========    ==========      ========

                                     xviii

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2004

(UNAUDITED)

ASSETS
Investments in unaffiliated issuers at market (identified cost
   $53,986,819) - including $13,668,201 of securities on loan (Note 2).............................       $ 65,986,379
Investments in non-controlled affiliates at market (identified cost $13,658,590) (Note 4)..........         13,658,590
Cash* .............................................................................................            491,202
Foreign currency at market (cost $1,036,152).......................................................          1,038,021
Unrealized appreciation on forward foreign currency exchange contracts ............................             44,148
Receivables
   Investment securities sold .....................................................................                664
   Dividends and interest .........................................................................            123,717
                                                                                                          ------------
Total assets ......................................................................................         81,342,721
                                                                                                          ------------
LIABILITIES
Payables
   Investment securities purchased.................................................................                456
   Daily variation margin on future contracts .....................................................              1,062
   Unrealized depreciation on forward foreign currency exchange contracts .........................                 96
   Due upon return of securities loaned ...........................................................         13,658,590
   Management fees (Note 4)........................................................................              9,022
                                                                                                          ------------
Total liabilities .................................................................................         13,669,226
                                                                                                          ------------
NET ASSETS ........................................................................................       $ 67,673,495
                                                                                                          ============
COMPOSITION OF NET ASSETS
Paid-in capital ...................................................................................       $ 55,478,607
Net unrealized appreciation on investments, foreign currency translation, and future contracts ....         12,194,888
                                                                                                          ------------
NET ASSETS ........................................................................................       $ 67,673,495
                                                                                                          ============

* Includes restricted cash of $490,550 held as collateral in relation to initial margin requirements on futures contracts.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2004

(UNAUDITED)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $231,836)..............................................       $ 1,156,264
Dividends (non-cash)...............................................................................               246
Interest ..........................................................................................               483
Security lending income (Notes 2 and 4)............................................................            70,078
                                                                                                          -----------
Total investment income ...........................................................................         1,227,071
                                                                                                          -----------
EXPENSES
  Management fees (Note 4) ........................................................................            67,060
                                                                                                          -----------
Total expenses ....................................................................................            67,060
                                                                                                          -----------
NET INVESTMENT INCOME .............................................................................         1,160,011
                                                                                                          ===========
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

  Investments and foreign currency transactions ...................................................        11,832,012
  Futures contracts................................................................................           573,462
                                                                                                          -----------
Net realized gain (loss)...........................................................................        12,405,474
                                                                                                          -----------
Net change in unrealized appreciation (depreciation) on:
  Investments and foreign currency translation ....................................................        (8,909,805)
  Futures contracts................................................................................          (162,683)
                                                                                                          -----------
Net change in unrealized appreciation (depreciation) ..............................................        (9,072,488)
                                                                                                          -----------
NET REALIZED AND UNREALIZED GAIN ..................................................................         3,332,986
                                                                                                          ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS ........................................................       $ 4,492,997
                                                                                                          ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               FOR THE SIX
                                                                                               MONTHS ENDED          FOR THE
                                                                                               JUNE 30, 2004        YEAR ENDED
                                                                                                (UNAUDITED)     DECEMBER 31, 2003
                                                                                               -------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income ..........................................................               $   1,160,011    $       2,062,152
Net realized gain (loss) on investments and future contracts ...................                  12,405,474           (7,474,780)
Net change in unrealized appreciation (depreciation)............................                  (9,072,488)          38,004,295
                                                                                               -------------    -----------------
Net increase in net assets from operations .....................................                   4,492,997           32,591,667
                                                                                               -------------    -----------------
CAPITAL TRANSACTIONS
Proceeds from contributions ....................................................                  26,435,542          104,752,849
Fair value of withdrawals ......................................................                 (88,080,546)         (91,872,233)
                                                                                               -------------    -----------------
Net increase (decrease) in net assets from capital transactions ................                 (61,645,004)          12,880,616
                                                                                               -------------    -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........................................                 (57,152,007)          45,472,283
                                                                                               -------------    -----------------
NET ASSETS
Beginning of year...............................................................                 124,825,502           79,353,219
                                                                                               -------------    -----------------
END OF PERIOD ..................................................................               $  67,673,495    $     124,825,502
                                                                                               =============    =================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                      SIX MONTHS                                         NOVEMBER 13, 2000
                                                        ENDED              YEAR ENDED DECEMBER 31,        (INCEPTION DATE)
                                                     JUNE 30, 2004       ----------------------------      TO DECEMBER 31,
                                                      (UNAUDITED)          2003      2002       2001            2000
                                                     -------------       --------  --------   --------   ------------------
TOTAL RETURN ....................................             3.73% (c)     37.59%   (16.05)%   (21.88)%           (0.80)% (c)
                                                     -------------       --------  --------   --------   ---------------

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)............    $      67,673       $124,826  $ 79,353   $ 60,571   $        87,620
Ratios to average net assets:
   Operating expenses ...........................             0.15% (b)      0.15%     0.15%      0.15%             0.15% (b)
   Net investment income ........................             2.60% (b)      2.20%     1.85%      1.49%             0.81% (b)
Portfolio turnover rate (a)......................               26% (c)        26%       13%        31%                8% (c)
                                                     -------------       --------  --------   --------   ---------------

(a) The Portfolio turnover rates for the year ended December 31, 2002 and period ended December 31, 2000, excludes in-kind security transactions.

(b)   Annualized.

(c)   Not annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2004

(UNAUDITED)

                                1. ORGANIZATION

State Street Master Funds (the "Trust") is a registered and diversified openend investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises seven investment portfolios: The State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street MSCI(R) EAFE(R) Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street MSCI(R) EAFE(R) Index Portfolio (the "Portfolio").At June 30, 2004, only the Portfolio and the State Street Equity 500 Index Portfolio had commenced operations. Pursuant to the Trust's Declaration of Trust, the Board of Trustees may issue an unlimited number of non-transferable beneficial interests.

The Portfolio's investment objective is to replicate, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index"). The Portfolio attempts to hold the MSCI EAFE Index constituents in their approximate benchmark weights.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security Valuation: The Portfolio's investments are valued each business day by independent pricing services. Equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. Investments in other mutual funds are valued at the net asset value per share. Over-the-counter equities, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values based upon current exchange rates. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discounts on investments. Expenses are accrued daily based on average daily net assets. Realized gains and losses from securities transactions are recorded on the basis of identified cost. The Portfolio does not isolate the portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investment for financial reporting purposes.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio based on each partner's daily ownership percentage.

Federal Income Taxes: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been "passed through" to the Portfolio's partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the MSCI(R) EAFE Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open future contracts in accordance with Securities and Exchange Commission (the "SEC") requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

Foreign Investment Risk: The Portfolio will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition

                                     xxiii

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Portfolio is subject to foreign risk and may experience more rapid and extreme changes in value than funds investing solely in the U.S. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

Forward Foreign Currency Exchange Contracts: The Portfolio may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. Realized gain or loss is recognized when the contract is closed and is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open forward foreign currency exchange contracts in accordance with SEC requirements.

Securities Lending: The Trust, on behalf of the Portfolio, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Portfolio may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash, U.S. Government securities, sovereign debt, or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated as follows: 75% to the Portfolio and 25% to State Street. For the period ended June 30, 2004, the earned income for the Portfolio and State Street was $70,078 and $23,359, respectively.

The primary risk associated with securities lending is that if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At June 30, 2004, the value of the securities loaned amounted to $13,668,201. The loans were collateralized with cash of $13,658,590 which the Portfolio invested in the State Street Navigator Securities Lending Prime Portfolio (the "Prime Portfolio"), an affiliated investment company, and $734,917 of securities held by the custodian as collateral for Portfolio securities loaned as follows:

Principal
 Amount                     Security Description                               Value
 ------                     --------------------                            -----------
$  10,752           U.S. Treasury Bond, 08/15/13, 12.000%                   $    14,684
      230           U.S. Treasury Bond, 02/15/16,  9.250%                           327
   28,950           U.S. Treasury Bond, 08/15/17,  8.875%                        40,645
      414           U.S. Treasury Bond, 02/15/19,  8.875%                           586
    2,052           U.S. Treasury Bond, 11/15/21,  8.000%                         2,711
      404           U.S. Treasury Bond, 05/15/21,  8.125%                           537
      268           U.S. Treasury Bond,08/15/23,   6.250%                           303
      120           U.S. Treasury Bond, 02/15/31,  5.375%                           123
      115           U.S. Treasury Bond, 02/15/12,  4.875%                           121
                    U.S. Treasury Bond Stripped Principle
    7,308           11/15/21, 6.875%                                              2,787
                    U.S. Treasury Bond Stripped Principle
    9,537           08/15/25, 8.000%                                              2,914
    4,826           Federal Republic of Germany, 01/05/06, 6.000%                 6,349
    7,400           Federal Republic of Germany, 01/04/07, 6.000%                 9,940
    5,951           Federal Republic of Germany, 01/04/08, 5.250%                 7,906
    8,848           Federal Republic of Germany, 02/15/08, 4.250%                11,292
   42,464           Federal Republic of Germany, 01/04/11, 4.250%                56,961
  352,423           Federal Republic of Germany, 01/04/12, 5.000%               465,114
   53,885           Federal Republic of Germany, 10/05/14, 6.500%                72,067
   26,621           Federal Republic of Germany, 01/04/30,  6.250%               39,550
                                                                            -----------
                                                                            $   734,917
                                                                            ===========

                           3 SECURITIES TRANSACTIONS

For the period ended June 30, 2004, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $21,040,226 and $76,933,069, respectively.

At June 30, 2004, the book cost of investments was $67,645,409 which approximates cost computed on a federal tax basis. The aggregate gross unrealized appreciation and gross unrealized depreciation was $12,356,668 and $357,108, respectively, resulting in net unrealized appreciation of $11,999,560.

                     4. RELATED PARTY FEES AND TRANSACTIONS

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corp.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO and an affiliate of State Street, under which SSgA directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA's services as investment adviser and for State Street's services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustee fees expenses), State Street receives a unitary fee, calculated daily, at the annual rate of 0.15% of the Portfolio's average daily net assets.

Certain investments made by the Portfolio represent securities affiliated with State Street and SSgA. Investments made with cash collateral received from securities loaned were used to purchase shares of the Prime Portfolio, which is offered by State Street and advised by SSgA. The market value of this investment, at June 30, 2004 is listed in the Portfolio of Investments.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures and information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ending June 30, 2004 are now available without charge, upon request, by (i) calling (800) 997-7327 or (ii) on the SEC's website at www.sec.gov.

APPENDIX C

NASDAQ-100 INDEX TRACKING STOCK (SM)

TOP TEN HOLDINGS AT JUNE 30, 2004

                                                           PERCENTAGE
                                                        OF MARKET VALUE
                                                        ---------------
Microsoft Corp. ..................................            8.63%
QUALCOMM, Inc. ...................................            5.80%
Intel Corp. ......................................            5.08%
Cisco Systems, Inc. ..............................            4.66%
eBay, Inc. .......................................            3.67%
Nextel Communications, Inc. ......................            3.00%
Dell, Inc. .......................................            2.70%
Amgen Inc. .......................................            2.63%
Comcast Corp. ....................................            2.17%
Oracle Corp. .....................................            2.10%

The Nasdaq-100 Index Tracking Stock(SM) is an exchange traded fund that trades on the American Stock Exchange and represents ownership in the Nasdaq-100 Trust(SM), a long-term unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the Nasdaq-100 Index. More information about the Nasdaq-100 Index Tracking Stock(SM) is available in its financial statements which are publicly available and may be obtained on the SEC EDGAR System or the American Stock Exchange website.

                                       a

                    Homestead Funds, Inc.
                    c/o NFDS
                    P.O. Box 219486
                    Kansas City, MO 64121-9486
                    1-800-258-3030
                    www.homesteadfunds.com

This report is authorized for distribution to shareholders and others who have received a copy of the prospectus.

Distributor: RE Investment Corporation

ITEM 2. CODE OF ETHICS.
Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not required in this filing.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not required in this filing.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS
Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Disclosure Controls and Procedures. The President and Treasurer concluded that the registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control. There were no changes in registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Not required in this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3) Not Applicable

(b) A certification by the registrant's principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Homestead Funds, Inc.

By    /s/Peter R. Morris
      ------------------
      Peter R. Morris
      President

Date  September 2, 2004
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By    /s/Peter R. Morris
      ------------------
      Peter R. Morris
      President

Date  September 2, 2004
      -----------------

By    /s/Sheri Cooper
      ------------------
      Sheri Cooper
      Treasurer

Date  September 2, 2004
      -----------------